AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 31st day of December 2009, by and among Asia Special Situation Acquisition Corp., a Cayman Islands corporation (“ASSAC”); Genova AB Fund Mergerco LP, a Delaware limited partnership (“Mergerco”); Stillwater Asset Backed Fund, LP, a Delaware limited partnership (“Stillwater AB Fund Delaware I.”); Stillwater Asset Backed Fund II, LP, a Delaware limited partnership (“Stillwater AB Fund Delaware II.”); Stillwater Capital Partners, LLC, a Delaware limited liability company (“SCP LLC”); and Stillwater Capital Partners, Inc., a New York corporation (“Stillwater”).  The Stillwater AB Fund Delaware I and the Stillwater AB Fund Delaware II are hereinafter sometimes individually referred to as a “Fund” and collectively as the “Funds”.  ASSAC and Mergerco are hereinafter sometimes collectively referred to as the “ASSAC Parties” and the Funds, the General Partner and Stillwater are hereinafter sometimes collectively referred to as the “Stillwater Parties”.  The ASSAC Parties and the Stillwater Parties are hereinafter sometimes collectively referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, ASSAC owns 100% of the issued and outstanding partnership interests of Mergerco; and

WHEREAS, SCP LLC is the general partner of the Funds; and

WHEREAS, SCP LLC desires to exchange all of the assets and capital of the Funds, subject to their liabilities and obligations, solely for ASSAC Series A Preferred Shares, and ASSAC desires to acquire all of the assets and capital of the Funds, subject to their liabilities and obligations, through (i) the merger of each of Stillwater AB Fund Delaware II and Mergerco with and into Stillwater AB Fund Delaware I. (the “Merger”), all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of ASSAC and Mergerco and SCP LLC, as the general partner of the Funds, each believe that the Merger and related transactions contemplated hereby are in the best interests of their respective Persons, and have each approved and adopted the form, terms and provisions of this Agreement and the Merger; and

WHEREAS, ASSAC and SCP LLC, in its capacity as general partner of the Funds, and have respectively agreed to issue and to accept the “Merger Consideration” (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.     DEFINITIONS

“Additional Acquisition Agreements” means the various agreements and plan of merger, asset purchase agreement and other agreements and instruments, all in form and content satisfactory to Stillwater, ASSAC and the other Persons who are parties thereto, pursuant to which, inter alia, ASSAC or a Subsidiary of ASSAC shall acquire, in addition to its Acquisition of the Funds pursuant to this Agreement, any or all of: (a) the Amalphis Exchange Shares pursuant to the Amalphis Exchange Agreement, (b) all or substantially all of the equity and assets (subject to assumption of liabilities) of all or certain of the Additional Stillwater Funds, (c) all or substantially all of the assets (subject to assumption of liabilities) of the Wimbledon Funds, and (d) all or substantially all of the equity of Northstar.

“Additional Stillwater Funds” means, in addition to the Funds contemplated by this Agreement, those additional entities, consisting of asset backed lending funds, real estate funds, hedge funds and fund of funds that are managed by Stillwater or an Affiliate thereof and listed in Section 1.1 of the Stillwater Agreement.

“Adjusted Purchase Value” means 100% of the Appraised NAV.

“Affiliate” means any one or more Person controlling, controlled by or under common control with any other Person.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Allied Provident” shall mean Allied Provident Insurance Company, a Barbados exempted insurance company, and a wholly-owned subsidiary of Amalphis.

“Amalphis Exchange Agreement” means the share exchange agreement, dated December 31, 2009 among Amalphis Group, Inc., a British Virgin Islands corporation (“Amalphis”), Rineon Group, Inc., a Nevada corporation (“Rineon”), NatProv Holdings, Inc., a British Virgin Islands corporation (“NatProv”), ASSAC, and the other parties signatory thereto, pursuant to which, inter alia, in exchange for additional ASSAC Series A Preferred Shares, ASSAC shall acquire, through its receipt of the Amalphis Exchange Shares, a controlling interest in Amalphis and its consolidated Subsidiaries, including without limitation, Allied Provident and (if acquired) the Wimbledon Funds.

“Amalphis Exchange Shares” shall mean all of the issued and outstanding shares of Amalphis Series A preferred stock that are issued pursuant to the Amalphis Exchange Agreement.

“Ancillary Agreements” means the Certificate of Merger, the ASSAC Series A Preferred Certificate of Designations, the ASSAC Restated Articles, the Management Agreement, the Registration Rights Agreement and the Stillwater Agreement.

“Appraised NAV” means the Net Asset Value of the Funds as at December 31, 2009, as audited or appraised pursuant to NAV Appraisals which shall be based upon the NAV Valuation Methods.

 “ASSAC Articles” means the Memorandum and Articles of Association of ASSAC, as at the date of this Agreement.

“ASSAC Executive Shares” shall mean the maximum of 10,746,667 restricted ASSAC Ordinary Shares issued to Marshall Manley (“Manley”) and his Affiliates and business associates (collectively, the “ASSAC Executive Group”).

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“ASSAC Ordinary Shares” means the collective reference to (a) the 50,000,000 ordinary shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 250,000,000 ordinary shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Preferred Shares” means the collective reference to (a) the 1,000,000 preferred shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 10,000,000 preferred shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Proxy Statement” means the proxy statement that is prepared by the Parties and mailed to the holders of ASSAC Ordinary Shares prior to the date of the ASSAC Shareholders Meeting.

“ASSAC Restated Articles” means the Amended and Restated Memorandum and Articles of Association of ASSAC in the form of Exhibit A annexed hereto and made a part hereof.

“ASSAC Series A Preferred Shares” means up to a maximum of 1,000,000 ASSAC Preferred Shares, to be designated as ASSAC Series A Preferred Shares pursuant to the ASSAC Series A Preferred Certificate of Designations and issued to the respective holders pursuant to this Agreement and the Additional Acquisition Agreements; which ASSAC Series A Preferred Shares shall, among other things (but subject in all cases to the terms of the ASSAC Series A Preferred Certificate of Designations):

(b)           have a par value of $0.0001 per share;

(c)           have a liquidation value and stated value of $1,000.00 per share;

(d)           commencing on the Conversion Date pay per share dividend, semi-annually at the rate of 5% per annum, accruing from the issuance date thereof, on the Adjusted Purchase Value, in the form of additional Conversion Shares;

(e)           vote on an “as converted” basis, together with the ASSAC Ordinary Shares, on all matters requiring the approval or ratification of shareholders of ASSAC;

(f)            on the Conversion Date, automatically (and without any action on the part of the holder or ASSAC) commence to convert into Conversion Shares at the Conversion Price then in effect, at the rate (rounded off to the nearest full Conversion Shares) of one-sixth (or 16.66%) of the total number of ASSAC Series A Preferred Shares held by each holder on the last day of each month commencing July 31, 2010 so that all of the ASSAC Series A Preferred Shares issued pursuant to the terms of this Agreement and the Additional Acquisition Agreements will be fully converted into Conversion Shares on December 31, 2010;

(g)           provide that each ASSAC Preferred Share issuable to the Partners of the Funds shall be convertible at the Conversion Ratio applicable to such Fund; and

(h)           contain such other terms and conditions as shall be set forth in the ASSAC Series A Preferred Certificate of Designations.

 “ASSAC Series A Preferred Certificate of Designations” means the certificate of designation for the issuance of the ASSAC Series A Preferred Shares, in the form of Exhibit B annexed hereto and made a part hereof, or, if not permitted under applicable Law, the ASSAC Restated Articles used for the same purpose.

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“ASSAC Shareholder Approval” means the required affirmative consent, vote and ratification at the ASSAC Shareholders Meeting by the holders of ASSAC Ordinary Shares (the “ASSAC Shareholders”) of (i) this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, (ii) the increase in the authorized share capital of ASSAC, (iii) adoption of the ASSAC Restated Articles, (iv) the consummation of ASSAC’s acquisition of the Additional Stillwater Funds, the Amalphis Exchange Shares and (if applicable) the Wimbledon Funds, all pursuant to the terms and conditions of the Additional Acquisition Agreements, (v) if applicable, the consummation of ASSAC’s acquisition of Northstar, (vi) the change of the corporate name of ASSAC to Genova Financial Group, Inc., or such other name as shall be acceptable to ASSAC and the Stillwater Parties, and (viii) the other proposals set forth in the ASSAC Proxy Statement.

“ASSAC Shareholders Meeting” means the meeting of the ASSAC Shareholders held on or before January 19, 2010 in accordance with the ASSAC Proxy Statement.

“Auditors” means the independent accountants engaged to audit the Funds as at December 31, 2009 and for the fiscal year then ended.

“Certificate of Merger” means the certificate evidencing the Merger of (a) Stillwater AB Fund Delaware II with and into the Surviving Entity, and (b) Mergerco with and into the Surviving Entity, and in the form of Exhibit C annexed hereto and made a part of hereof.

“Consent” means any authorization, consent, approval, filing, waiver, exemption or other action by or notice to any Person.

“Contract” means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

“Conversion Date” shall mean July 31, 2010.

“Conversion Price” shall mean $7.50, as the same may from time to time be adjusted prior to the Conversion Date pursuant to the ASSAC Series A Preferred Certificate of Designations.

“Conversion Ratio” shall mean, as to the Funds, that ratio (expressed as “___:1”) of that number of Conversion Shares into which one (1) full ASSAC Series A Preferred Share issued to the Partners of such Fund shall be converted; all as determined in accordance with Section 2.9 of this Agreement.

 “Conversion Shares” shall mean that number of Ordinary Shares of ASSAC issuable upon conversion of the Series A Preferred Shares, as shall be calculated by dividing: (i) the Purchase Value applicable to each of the Stillwater AB Fund Delaware I and Stillwater AB Fund Delaware II, which Purchase Value shall be adjusted on or prior to the Conversion Date to the Adjusted Purchase Value; by (ii) the Conversion Price then in effect.

“Effective Time” shall mean the time on which the Merger shall be consummated through the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

“Estimated NAV” means the unaudited Net Asset Value of the Funds as at December 31, 2009, as estimated in good faith by Stillwater, all in accordance with this Agreement.

“Encumbrance” means any charge, claim, community property interest, easement, covenant, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

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“General Partner” shall mean (a) prior to the Effective Time of the Merger, SCP LLC, and (b) upon and following the Effective Time of the Merger, a Person designated by ASSAC.

“General Partner’s Interest” shall mean, as the context may require each of (a) the percentage interests of SCP LLC (as a existing general partner of the Funds) in the assets, liabilities and capital of the Funds, and (b) the percentage interest of the general partner in the assets, liabilities and capital of Mergerco.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued, granted, given, made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“Insolvency Event” shall mean as to any Party or Parties, if any such Party or Parties: (a) shall make an assignment for the benefit of creditors; (b) if a receiver, liquidator or trustee shall be appointed for such Party or Parties), (c) shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Party or Parties, or (d) if any proceeding for the dissolution or liquidation of such Party or Parties shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Party or Parties, upon the same not being discharged, stayed or dismissed within sixty (60) days.

“Knowledge” means, with respect to the Stillwater Parties, any fact or circumstance actually known to any of Richard Rudy, Jack Doueck or Brian Bytof, or which any of such Persons should have known after reasonable inquiry, and, with respect to the ASSAC Parties, any fact or circumstance actually known to any member of the Board of Directors of ASSAC or the executive officers or management of ASSAC or which any of such Persons should have known after reasonable inquiry.

“Law” means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“Limited Partners” shall mean, as the context may require, each of the holders of the Limited Partnership Interests in each of Stillwater AB Fund Delaware I, Stillwater AB Fund Delaware II and Mergerco.

“Limited Partnership Interests” shall mean the context may require, (a) the pro-rata percentage interests of each of the Limited Partners in the assets, liabilities and capital of each of Stillwater AB Fund Delaware I and Stillwater AB Fund Delaware II, all as calculated and determined in accordance with the Organizational Documents of such Funds, and (b) the percentage interest of ASSAC, as sole Limited Partner of Mergerco.

“Litigation” means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator or mediator.

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“Management Agreement” shall mean the management agreement between Stillwater and ASSAC, in the form of Exhibit D annexed hereto and made a part hereof.

“Material Adverse Effect” shall mean (a) with respect to any of the Stillwater Parties, any event or condition that could reasonably be expected to have a material adverse effect on the business, assets, results of operations, financial condition or prospects of any of such Stillwater Parties, and (b) with respect to ASSAC, any event or condition that could reasonably be expected to prevent or cause ASSAC to be unable to consummate the Merger, pay the Merger Consideration or otherwise perform its obligations under this Agreement, the Ancillary Agreements or any of the Additional Acquisition Agreements.

“Merger Consideration” means the aggregate of 42,000 ASSAC Series A Preferred Shares that are to be issued to the Partners of the Funds on the Closing Date pursuant to this Agreement, and allocated to the Partners of the Funds in accordance with Section 2.7 hereof.

“NAV Appraisals” shall mean the appraisals of the Net Asset Values of the Funds, prepared or to be prepared by Houlihan Smith Inc., or other business appraisal firm or auditing firm (the “Appraiser”) as shall be reasonably acceptable to Stillwater and ASSAC, in accordance with the NAV Valuation Methods or such other recognized methods of valuing such assets and liabilities that are reasonably acceptable to such Parties.

“NAV Valuation Methods” means the methods used in valuing the net asset values of various types of assets that are set forth on Schedule A annexed hereto and made a part hereof, or such other valuation methods as shall be reasonably satisfactory to ASSAC.

“Net Asset Value” or “NAV” means, as at any date in question, with respect to the Funds: (a) the net asset value of each of the Funds as determined in accordance with the NAV Valuation Methods, less (b) all liabilities and obligations of such Fund, including without limitation, all accounts payable, accrued expenses, notes payable, all outstanding Affiliated Obligations and the aggregate amount of all outstanding Redemption Claims.

“Non-Performing Fund” shall mean any one or more of the Funds that, for any reason or no reason, are unable or unwilling to perform their individual obligations under this Agreement, including, without limitation, the inability to timely deliver to ASSAC and its representatives the requisite financial information required hereby and pursuant to the Securities Act of 1933, as amended.

“Northstar” means Northstar Group Holdings, Ltd., a Bermuda corporation.

“Northstar Merger Agreement” means one of the Additional Acquisition Agreements pursuant to which, inter alia, ASSAC shall acquire 100% of the share capital and capital stock of Northstar.

“Organizational Documents” means (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the limited liability company agreement and articles or certificate of formation of a limited liability company, (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (vi) any amendment to any of the foregoing.

“Partners” shall mean the collective reference to, the General Partner and the Limited Partners of the Funds.

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“Permitted Encumbrances” shall mean (a) any and all Encumbrances which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings by a Party hereto; (b) all material cashiers’, workers’, mechanics’, carriers’, repairers’ and other similar liens imposed by law and incurred in the ordinary course of business; and (c) other Encumbrances which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby and would not otherwise reasonably be expected to have a Material Adverse Effect.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Entity or other entity.

“Process Agent” has the meaning set forth in Section 9.8.

“Purchase Value” means One Hundred (100%) percent of the Estimated NAV of the Funds.

“Redemption Claims” means the outstanding amounts (whether payable in cash or in other property) owed to any and all Limited Partners of any of the Funds who have notified Stillwater or SCP LLC, or may prior to the Closing Date notify Stillwater or SCP LLC that such Persons either (a) seek to withdraw their capital from one or more of the Funds, or (b) are owed money in connection with the redemption of their shares from such Fund(s).

“Registration Rights Agreement” means the agreement of ASSAC to register all of the Conversion Shares issuable under this Agreement and the Additional Acquisition Agreements for resale under the Securities Act, all in accordance with the terms and conditions set forth in Exhibit E annexed hereto and made a part hereof.

“Remedies Exception,” when used with respect to any Person, means except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

“Required Consents” means all Consents required to consummate the transactions contemplated by this Agreement, including without limitation:

(a)           the approvals and Consents of those Limited Partners of each of Stillwater AB Fund Delaware I and Stillwater AB Delaware II who own of record not less than fifty-one (51%) percent of all Limited Partnership Interests of such Fund (the “Stillwater Partner Consents”); and

(b)           the ASSAC Shareholder Approvals.

“Stillwater Agreement” means the letter agreement, dated December 18, 2009, between Stillwater, ASSAC and certain other Persons, and attached memorandum, in the form of Exhibit F annexed hereto and made a part hereof.

“Subsidiary” means any Person in which a majority or more of the outstanding shares of capital stock of which, and/or the power to elect a majority of the members of the board of directors or board of managers of which, is owned, directly or indirectly, by another Person.

“Taxes” means all taxes, charges, fees, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, including all interest and penalties thereon, and additions to tax or additional amounts imposed by any Governmental Entity.

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“Wimbledon Acquisition Agreement” means the collective reference to the asset purchase agreements between the Wimbledon Funds, Allied Provident and a newly formed Cayman Islands Subsidiary of Allied Provident (the “Wimbledon Purchaser”), expected to be entered into between the Execution Date and the Closing Date, pursuant to which, inter alia, the Wimbledon Purchaser shall acquire all of the assets (subject to assumption of all of the liabilities) of the Wimbledon Funds, in exchange for that number of Amalphis Exchange Shares have a United States dollar stated value equal to the estimated Net Asset Value of the Wimbledon Funds as at December 31, 2009.

“Wimbledon Funds” shall mean Wimbledon Financing Master Fund Ltd. and WREF Fund, both Cayman Islands exempted companies.

Certain terms not defined above are defined in the sections below.

ARTICLE II.    THE MERGER

SECTION 2.1.                The Merger  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”):

(a)           Stillwater AB Fund Delaware II shall be merged with and into Stillwater AB Fund Delaware I, and

(b)           Mergerco shall be merged with and into Stillwater AB Fund Delaware I.

Following the Effective Time, the separate limited partnership existence of Stillwater AB Fund Delaware II and the separate limited partnership existence of Mergerco shall cease and Stillwater AB Fund Delaware I shall continue as the surviving limited partnership of the Merger (the “Surviving Entity”).  The Surviving Entity shall succeed to all of the rights, assets and properties and assume all of the liabilities and obligations of each of Stillwater AB Fund Delaware II and Mergerco in accordance with the Delaware Limited Partnership Act.  Stillwater AB Fund Delaware I, Stillwater AB Fund Delaware II and Mergerco are hereinafter sometimes collectively, referred to as the “Constituent Entities” of the Merger.  As provided in the Certificate of Merger, as at the Closing Date, the name of the Surviving Entity shall be changed to “Stillwater Asset Backed Holdings L.P.”

SECTION 2.2.                Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file the Certificate of Merger executed in accordance with the relevant provisions of the Delaware Limited Partnership Act and shall make all other filings or recordings required under the Delaware Limited Partnership Act.  The Merger shall become effective at such time as the Certificates of Merger is duly filed with the Delaware Secretary of State, or at such other time as ASSAC and Stillwater shall agree should be specified in the Certificate of Merger.

SECTION 2.3.                Effects of the Merger  The Merger shall have the effects set forth in the applicable provisions of the Delaware Limited Partnership Act.

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SECTION 2.4.                Organizational Documents and Management Agreement.

(a)           The Organizational Documents of Stillwater AB Fund Delaware I as in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

(b)           The management agreement as in effect immediately prior to the Effective Time shall be terminated and shall be replaced by the Management Agreement with ASSAC on and subsequent to the Effective Time until thereafter changed or amended as provided pursuant to the Stillwater Letter or as otherwise mutually agreed between Stillwater and ASSAC.

SECTION 2.5.                Management of the Surviving Entity.

(a)           The General Partner.  A Person appointed by ASSAC at the Effective Time of the Merger shall be the General Partner of the Surviving Entity and such Person shall continue to serve in such capacity until the earlier of its resignation or removal or until its respective successors are duly elected and qualified, as the case may be.

(b)           Management.  The management of the investments of the Surviving Entity shall continue to be managed by Stillwater pursuant to the Management Agreement, as the same may be amended or modified from time to time in accordance with the terms thereof.

SECTION 2.6.                Effect on Equity Interests

As of the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or other holders of any Ordinary Shares, ASSAC Preferred Shares, capital stock of Stillwater, limited liability members interests of the General Partner, General Partners Interests or Limited Partnership Interests (collectively, the “Equity Interests”):

(a)           ASSAC Ordinary Shares.  Each issued and outstanding ASSAC Ordinary Share shall remain issued and outstanding following the Effective Time of the Merger.

(b)           Stillwater and General Partner Owners Equity Interests.  All of the issued and outstanding (i) shares of capital stock of Stillwater, and (ii) limited liability company members interests of SCP LLC shall remain issued and outstanding following the Effective Time of the Merger.

(c)           General Partners Interests.  Subject to the provisions of Section 2.11 below, the General Partners Interests:

(i)            as to each of Mergerco and Stillwater AB Fund Delaware II, shall be cancelled and retired and shall cease to exist; and

(ii)           as to the Surviving Entity, shall remain with and be fully vested in, the General Partner.

(d)           Limited Partnership Interests.  The Limited Partnership Interests:

(i)            as to each of Stillwater AB Fund Delaware I and Stillwater AB Fund Delaware II, shall automatically be canceled and retired and shall cease to exist; and such Limited Partnership Interests shall be automatically converted into the right to receive the applicable amount of Merger Consideration payable with respect to each such Limited Partnership Interest, as provided herein; and

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(ii)           as to Mergerco, shall be converted into and exchanged for one hundred percent (100%) of all Limited Partnership Interests in the Surviving Entity.

(e)           Outstanding Affiliated Obligations.  Except for the obligation to pay not in excess of $800,000 of accrued management fees or incentive fees as at the Effective Time of the Merger (which shall be repaid in accordance with Section 5.4 below, by virtue of the Merger and without any action on the part of any Party, all accounts payable, notes payable or other payment obligations of any of the Constituent Entities to SCP LLC or Stillwater or any Affiliate of SCP LLC or Stillwater (collectively, the “Affiliated Obligations”), shall automatically be deemed to be canceled and retired and shall cease to exist.  Notwithstanding the foregoing, if Stillwater, in the exercise of its reasonable discretion and upon prior written notice to ASSAC, shall make one or more loans or advances to the Funds, or any of them, solely for the purpose of protecting assets and collateral in such Fund(s), Stillwater shall be repaid such loans and advances by such Fund(s) in accordance with the terms thereof and such loans or advances shall not be deemed canceled or retired; provided, that the terms and conditions (including repayment terms) of any of such loans or advances shall have been approved in advance by ASSAC, which approvals shall not be unreasonably withheld.

(f)           Constituent Entities Rights and Options.  As at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each warrant, option or other right to purchase Equity Interests of any of the Constituent Entities of the Merger shall automatically be deemed to be canceled and retired and shall cease to exist.

(g)           Certificates.  At the Effective Time and against receipt of the Merger Consideration set forth in Section 2.7, to the extent that any of the Limited Partnership Interests are certificated, the Limited Partners of the Funds shall deliver to ASSAC the certificates of Limited Partnership Interests evidencing all, and not less than all, of the Equity Interests of the Limited Partners of the Funds, which certificates shall be duly endorsed in blank for transfer with the signatures of the record owners appropriately guaranteed in a manner reasonably satisfactory to ASSAC.  All Merger Consideration paid in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to 100% of such Equity Interests.

SECTION 2.7.                Merger Consideration At the Effective Time of the Merger, ASSAC shall deliver the Merger Consideration based on the Purchase Value available to the Parties as at the Effective Time of the Merger.

(a)           Such Merger Consideration shall be payable as follows:

(i)            all of the Partners of Stillwater AB Fund Delaware I shall receive 17,000 ASSAC Series A Preferred Shares, representing 100% of the $17.0 million Purchase Value attributable to the Stillwater AB Fund Delaware I as at December 31, 2009; and

(ii)           all of the Partners of Stillwater AB Fund Delaware II shall receive 25,000 ASSAC Series A Preferred Shares, representing 100% of the $25.0 million Purchase Value attributable to the Stillwater AB Fund Delaware II as at December 31, 2009.

(b)           To the extent applicable, ASSAC Series A Preferred Shares shall be issued to the Partners in fractions of a share.  No fractional Conversion Shares shall be issued upon automatic conversion of such Series A Preferred Shares, rather such Conversion Shares shall be rounded up or down to the nearest whole Ordinary Share.

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SECTION 2.8.                Adjusted Purchase Value; NAV Appraisals and 2009 Audited Financial Statements.

(a)           The Stillwater Parties shall deliver the NAV Appraisals for the Funds to ASSAC and the Auditors on or before February 28, 2010, and cause the Auditors or Appraiser, as the case may be, to provide ASSAC with the Appraised NAV (together with the audited financial statements of the Funds as at December 31, 2009 and for the fiscal year then ended (the “2009 Audited Financial Statements”) on or before March 31, 2010.  The calculations of the NAV Appraisals by the Appraiser as audited by the Auditors in the 2009 Audited Financial Statements shall be final and binding upon all Parties hereto.

(b)           Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements, the Adjusted Purchase Value of the Funds shall be determined.  As provided in the ASSAC Series A Preferred Certificate of Designations there shall be a post-Closing adjustment to the Conversion Shares and the Conversion Ratio, as provided in Section 2.9 below.

SECTION 2.9.                Conversion of ASSAC Series A Preferred Shares; Conversion Ratio.

Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements of the Funds, the number of Conversion Shares and the Conversion Ratio shall be recalculated, as follows:

(a)           the aggregate number of Conversion Shares that are issuable to all of the Partners of the Funds upon automatic conversion of all ASSAC Series A Preferred Shares previously issued to the Partners of each Fund, respectively, shall automatically, and without any further action, be adjusted and determined by dividing (i) the Adjusted Purchase Value of each such Fund, by (ii) the Conversion Price then in effect;

(b)           the Conversion Ratio applicable to each of Funds shall be automatically and without any further action adjusted and determined by dividing the (i) aggregate number of Conversion Shares applicable to such Fund, as determined in accordance with Section 2.9(a) above, by (ii) the number of ASSAC Series A Preferred Shares issued at Closing to all of the Partners of such Fund; and

(c)           the number of Conversion Shares issuable to each individual Partner of the Funds, upon automatic conversion of all ASSAC Series A Preferred Shares issued to each such Partner shall be automatically and without any further action determined by multiplying (i) the aggregate number of ASSAC Series A Preferred Shares issued to such Partner, by (ii) the Conversion Ratio, as determined pursuant to Section 2.9(b) above.

For the avoidance of doubt,

(i)            if for example:

(A)           The Estimated NAV of the Stillwater AB Fund Delaware I at December 31, 2009 is $17.0 million, then 100% of the Purchase Value of such Fund payable to the Partners of Stillwater AB Fund Delaware I is $17.0 million.

(B)           The Partners of Stillwater AB Fund Delaware I shall, at the Closing, receive 17,000 ASSAC Series A Preferred Shares, having a total Stated Value of $17,000,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 2,266,667 ASSAC Ordinary Shares ($17.0 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 17,000 ASSAC Preferred Shares, or 133.333:1.

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(D)           If the Appraised  NAV based on the NAV Appraisal of Stillwater AB Fund Delaware I reflects that the Adjusted Purchase Value of the Stillwater AB Fund Delaware I as at December 31, 2009 was, in fact, only $15.0 Million, then the Merger Consideration that should have been payable to the Partners of Stillwater AB Fund Delaware I at the Closing is $15,000,000 and not $17,000,000.

(E)           The actual number of Conversion Shares issuable to all Partners of Stillwater AB Fund Delaware I is then automatically adjusted downwards to 2,000,000 ASSAC Ordinary Shares ($15.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 117.647 ASSAC Ordinary Shares for each of the 17,000 ASSAC Preferred Shares, or 117.647:1 (2,000,000 Conversion Shares divided by 17,000 ASSAC Series A Preferred Shares).

(ii)           if for example:

(A)           The Estimated NAV of the Stillwater AB Fund Delaware I at December 31, 2009 is $17.0 million, then 100% of the Purchase Value of such Fund payable to the Partners of Stillwater AB Fund Delaware I is $17.0 million.

(B)           The Partners of Stillwater AB Fund Delaware I shall, at the Closing, receive 17,000 ASSAC Series A Preferred Shares, having a total Stated Value of $17,000,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 2,266,667 ASSAC Ordinary Shares ($17.0 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 17,000 ASSAC Preferred Shares, or 133.333:1.

(D)           If the Appraised NAV based on the NAV Appraisal of Stillwater AB Fund Delaware I reflects that the Adjusted Purchase Value of the Stillwater AB Fund Delaware I as at December 31, 2009 was, in fact, $20.0 Million, then the Merger Consideration that should have been payable to the Partners of Stillwater AB Fund Delaware I at the Closing is $20,000,000 and not $17,000,000.

(E)           The actual number of Conversion Shares issuable to all Partners of Stillwater AB Fund Delaware I is then automatically adjusted upwards to 2,666,667 ASSAC Ordinary Shares ($20.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 156.863 ASSAC Ordinary Shares for each of the 17,000 ASSAC Preferred Shares, or 156.863:1 (2,666,667 Conversion Shares divided by 17,000 ASSAC Series A Preferred Shares).

In either example, the number of ASSAC Series A Preferred Shares always remains fixed but the Conversion Shares and Conversion Ratio change based upon the Adjusted Purchase Value of the Funds.  In addition, the 5% dividend on the ASSAC Series A Preferred Shares will also be payable in additional ASSAC Ordinary Shares at the Conversion Date and will reflect the Adjusted Purchase Price Values based upon the NAV Appraisals.   To avoid the issuance of fractional Ordinary Shares, all Conversion Shares issuable pursuant to this Agreement shall be rounded up or down to the nearest whole Ordinary Share.

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SECTION 2.10.              Delivery of Merger Consideration Certificates.

(a)           On the Closing Date, ASSAC shall deliver to the General Partner of the Funds, one (1) share certificate evidencing the aggregate number of ASSAC Series A Preferred Shares issuable to all Partners of the Funds; in each case registered in the name of “The Partners of Stillwater AB Fund Delaware I” or The “Partners of Stillwater AB Fund Delaware II”, as applicable. Following the Closing, the General Partner may, at its option either (i) hold such share certificates for the benefit of such Partners pending the automatic conversion of such Series A Preferred Shares into Conversion Shares as contemplated pursuant to this Article II, or (ii) return such share certificates to ASSAC together with the names and mailing addresses of each of the individual Partners of the Funds and the number of ASSAC Series A Preferred Shares allocated to each such Person (the “Partner List”).  Within sixty (60) days of receipt of such certificates and Partner List, ASSAC may, in the exercise of its sole discretion based upon legal advice of counsel, distribute or direct the distribution of certificates representing the applicable number of ASSAC Series A Preferred Shares to each Partner.

(b)           Following the Conversion Date, ASSAC shall either deliver physical stock certificates evidencing the Conversion Shares registered in the name of each individual Partner, or deliver such certificates in electronic format by DTC or other method, all as requested by the General Partner.

SECTION 2.11               Stillwater Payment.  ASSAC shall pay all consideration payable to Stillwater under the Stillwater Agreement on the Closing Date of the Merger.  In addition, all investments of Stillwater and/or SCP LLC in each of the Funds shall not be extinguished by reason of the Merger and shall be treated in the same manner as the investments of the Limited Partners of each of the Funds.

ARTICLE III.     REPRESENTATIONS AND WARRANTIES OF THE ASSAC PARTIES

Each of the ASSAC Parties, jointly and severally, represents and warrants to the Stillwater Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 3.1.                Incorporation; Power and Authority.  ASSAC is duly organized, validly existing and in good standing under the laws of the Cayman Islands.  Mergerco is duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of the ASSAC Parties has (a) the corporate or partnership power and authority to own and operate its business as presently conducted and (b) all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

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SECTION 3.2.             Valid and Binding Agreements.

(a)                      The execution, delivery and performance by each of the ASSAC Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or equivalent action.  This Agreement has been duly executed and delivered by each of the ASSAC Parties and constitutes the valid and binding obligation of each of the ASSAC Parties, enforceable against each of them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which an ASSAC Party will become a party, when executed and delivered by or on behalf of ASSAC, will constitute the valid and binding obligation of such ASSAC Parties, enforceable against it in accordance with its terms, subject to the Remedies Exception.

(b)                      Mergerco has been formed solely for the purpose of entering into this Agreement, the Ancillary Agreements and consummating the Merger.  Except for the foregoing, Mergerco has no assets or liabilities and has conducted no business and will conduct no business prior to the Closing Date.

SECTION 3.3.             SEC Filings.

(a)                      ASSAC is a “foreign private issuer” (as such term is defined in Rule 3b-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has timely filed and is current in its filing of all periodic and other reports, schedules, statements and other documents (collectively, the “SEC Reports”) it is required to file with the Securities and Exchange Commission (“SEC”) under the Exchange Act.   To its Knowledge, none of the SEC Reports filed by ASSAC are currently being reviewed by the SEC and ASSAC has not received any letter of comments from the SEC that it has not, as yet, fully responded to.

(b)                      Each of the SEC Reports was prepared and complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, and any other Law applicable to the SEC Reports as in effect at the time it was filed or furnished (or, in the case of any registration statement or proxy statement, on the date of effectiveness or the date of mailing, respectively, and in the case of any SEC Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filings).  As of their respective dated of filing, effectiveness or mailing, as applicable (or, if amended or supplemented, as of the dates of such amendments or supplements) the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(c)                      ASSAC has been and is in compliance with the applicable listing, corporate governance and other applicable rules and regulations of the American Stock Exchange, Inc.

(d)                      ASSAC has established and maintains disclosure controls and procedures required by Exchange Act Rules 13a-14 and 15d-14.  Such disclosure controls and procedures are adequate and effective to ensure that information required to be disclosed by ASSAC is recorded and reported on a timely basis to its chief executive officer and chief financial officer by others within those entities.

(e)                      Each of the consolidated financial statements of ASSAC contained in the SEC Reports (the “ASSAC Financial Statements”), together with the related schedules and notes thereto, complied as to form in all material respects, as of the date of filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly presents, in all material respects, the financial position of ASSAC as of the dates indicated and the statement of operations and stockholders’ equity and cash flows of ASSAC for the periods then ended.  The ASSAC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved (except, in the case of unaudited quarterly financial statements, subject to normal year-end adjustments consistent with GAAP).

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(f)                         The ASSAC Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and no action has been taken or, to the Knowledge of the ASSAC Parties, is contemplated, and no proceeding is pending or has been threatened in writing that would result in the suspension, cancellation or termination of such registration.

SECTION 3.4.                No Breach; Consents.  The execution, delivery and performance by the ASSAC Parties of this Agreement and the Ancillary Agreements to which either or both of the ASSAC Parties will become a party will not (a) contravene any provision of the Organizational Documents, if any, of the ASSAC Parties or the Registration Statement on Form S-1 (Registration No. 333-145163) declared effective by the SEC on January 16, 2008 (the “Registration Statement”) or the definitive prospectus included therein; (b) violate or conflict with any Law, Governmental Order Governmental Authorization or the rules and regulations of the American Stock Exchange; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against the ASSAC Parties or any Governmental Authorization that is held by the ASSAC Parties; (d) require any Governmental Authorization; (e) give any Governmental Entity or other Person the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under any Law, Governmental Order or Governmental Authorization; (f) cause the Stillwater Parties to become subject to, or to become liable for the payment of, any Tax; or (g) result on the creation or imposition of any Encumbrance.

SECTION 3.5.                ASSAC Shareholder Approvals.  ASSAC shall use commercially reasonable efforts to obtain all Required Consents and the ASSAC Shareholder Approval required pursuant to this Agreement.

SECTION 3.6.                Brokerage.  Except as set forth on Schedule 3.6 hereto, none of the ASSAC Parties is required to pay any finders fee or other brokerage commissions in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.7.                Capitalization.  ASSAC is duly authorized to issue the ASSAC Ordinary Shares and the ASSAC Preferred Shares pursuant to its Organizational Documents.  As at September 30, 2009, (a) an aggregate of 14,000,000 Ordinary Shares were issued and outstanding, (b) no Preferred Shares were issued and outstanding, and (c) warrants to issue an aggregate of 18,000,000 Ordinary Shares, at exercise prices of $7.50 per share (of which warrants to issue 5,725,000 Ordinary Shares have “cashless exercise” provisions) were issued and outstanding.   Since September 30, 2009, ASSAC sold and issued the ASSAC Executive Shares and has not issued or sold any other security.

SECTION 3.8.                Board of Directors Authorization.  The board of directors of ASSAC has duly authorized the issuance of the ASSAC Series A Preferred Shares and Conversion Shares pursuant to this Agreement and the Additional Acquisition Agreements, subject at all times to ASSAC obtaining the ASSAC Shareholder Approval required hereby.

SECTION 3.9.                No Material Adverse Changes.  Since September 30, 2009 there has not been:

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(a)           any material adverse change in the financial position of ASSAC, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ASSAC;

(b)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of ASSAC whether or not covered by insurance;

(c)           any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the capital stock of ASSAC;

(d)           any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by ASSAC of any of its properties or assets; or

(e)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 3.10.              Taxes.  ASSAC timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.

SECTION 3.11.              Compliance with Laws.  ASSAC has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on ASSAC.

SECTION 3.12.              No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of ASSAC;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which ASSAC is a party or by or to which it or any of its assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of ASSAC; or

(c)           violate any requirements of Law against, or binding upon,  ASSAC or upon the properties or business of  ASSAC or applicable to the transactions contemplated herein.

SECTION 3.13.              Actions and Proceedings.   Except as set forth in the SEC Reports, ASSAC is not a party to any pending litigation or, to its Knowledge, any governmental investigation or proceeding not reflected in the ASSAC Financial Statements, and to the Knowledge of ASSAC, no material litigation, claims, assessments or non-governmental proceedings is threatened against it.

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SECTION 3.14.              Material Contracts.  This Agreement, the Additional Acquisition Agreements, the Ancillary Agreements, the exhibits filed with the Registration Statement (the original filing and all amendments thereto) and with the SEC Reports include all material Contracts to which ASSAC is currently a party (collectively, the “ASSAC Contracts”).  Each such ASSAC Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither ASSAC nor, to the Knowledge of ASSAC, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract would have a Material Adverse Effect on ASSAC or its assets and properties. ASSAC has not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such ASSAC Contracts, or granted any power of attorney with respect thereto. ASSAC has given or otherwise made available to Stillwater a true and correct fully executed copy of each material ASSAC Contract.

SECTION 3.15.              Affiliated Transactions.  Except as set forth in the ASSAC Contracts or disclosed in the Registration Statement or SEC Reports, there does not exist any transaction between ASSAC or any officer, director, shareholder or other Affiliate of ASSAC.

SECTION 3.16.              Trust Account.  ASSAC currently maintains the sum of $115.0 Million in the Trust Account.

ARTICLE IV.     REPRESENTATIONS AND WARRANTIES OF THE STILLWATER PARTIES

Each of the Stillwater Parties jointly and severally represents and warrants to the ASSAC Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 4.1.        Incorporation; Power and Authority.  Each of Stillwater and the General Partner is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of New York or Delaware, respectively, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.  The Funds are limited partnerships, duly organized, validly existing and in good standing under the Laws of the State of Delaware, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 4.2.        Valid and Binding Agreement.

(a)                    The execution, delivery and performance by each of the Stillwater Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or company action, as applicable.

(b)                    This Agreement has been duly executed and delivered by each of the Stillwater Parties and constitutes the valid and binding obligation of each of the Stillwater Parties, enforceable against them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which any one or more of the Stillwater Parties will become a party, when executed and delivered by such entities, will constitute the valid and binding obligation of such entities, enforceable against them in accordance with its terms, subject to the Remedies Exception.

SECTION 4.3.        No Breach; Consents.  The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by each of the Stillwater Parties will not (a) to the extent applicable, contravene any provision of the Organizational Documents of such entities; (b) violate or conflict with any Law, Governmental Order or Governmental Authority; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or except for the Stillwater Partner Consents, require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against any of the Stillwater Parties; or (e) require any Governmental Authorization; or (e) result on the creation or imposition of any Encumbrance.

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SECTION 4.4.                Financial Statements, Books and Records.

(a)           Schedule 4.4 consists of (i) the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2006 and December 31, 2007 and for the fiscal year then ended (the “2006 and 2007 Financial Statements”), (ii) the unaudited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2008 and for the fiscal year then ended (the “2008 Financial Statements”), and (iii) the unaudited combined balance sheet and statement of income of the Funds for the comparative fiscal quarters ended September 30, 2009 and September 30, 2008 (the “Interim Financial Statements” and with the 2006 and 2007 Financial Statements and the 2008 Financial Statements, collectively, the “Financial Statements”); and in each case (other than the 2009 Financial Statements) all underlying information has been submitted to an accounting firm (the “Stillwater Accountants”) that is certified by the Public Company Accounting Oversight Board (“PCAOB”).

(b)           On or before January 15, 2010, the Stillwater Parties will have delivered to ASSAC the audit of the 2008 Financial Statements accompanied by the unqualified audit opinion of the Stillwater Accountants.

(c)           On or before January 15, 2010, the Stillwater Parties will have delivered to ASSAC a letter from the Stillwater Accountants (the “Accountants Letter”), to the effect that the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2009 and the fiscal year then ended (the “2009 Financial Statements”) can be audited by such Stillwater Accountants, and (iii) that, subject to timely receipt of the NAV Appraisals and other qualifications contained therein, such audit can be completed by March 31, 2010.  In addition, the Stillwater Parties have issued to the Stillwater Accountants a direction to complete the audit of the aforesaid 2009 Financial Statements.

(d)           The Financial Statements fairly represent the financial position of the Stillwater Parties as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis with prior periods except as otherwise stated therein.

(e)           All accounts, books and ledgers of the Funds have been properly and accurately kept and completed in all material respects on a basis consistent with those of preceding accounting periods, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.  The books and records fairly and correctly set out and disclose, in all material respects, the current financial position and condition of the Funds. All financial transactions involving the Funds have been accurately recorded in the books and records and all such transactions represent actual, bona fide transactions.

(f)           As at September 30, 2009, to the Knowledge of the Stillwater Parties, the Estimated NAV of Stillwater AB Fund Delaware I was $17.0 million and the Estimated NAV of Stillwater AB Fund Delaware II was $25.0 million.   The General Partner and Stillwater anticipate that as at December 31, 2009, the Estimated NAV of Stillwater AB Fund Delaware I will be not less than $17.0 million and the Estimated NAV of Stillwater AB Fund Delaware II will be not less than $25.0 million.

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SECTION 4.5.                Subsidiaries, Partnerships, Joint Ventures.

Except as reflected on Schedule 4.5 hereto or with respect to holding companies wholly owned by the Funds used to hold assets of the Funds and for no other business purpose, the Funds do not have any Subsidiaries and do not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise and does not control, directly or indirectly, any other Person.

SECTION 4.6.                No Material Adverse Changes.  Except as otherwise described on Schedule 4.5 hereto, since the date of the most recent Financial Statements there has not been:

(i)            any material adverse change in the financial position of the Stillwater Parties, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the Stillwater Parties;

(ii)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Stillwater Parties whether or not covered by insurance;

(iii)          any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the equity interests of any of the Stillwater Parties;

(iv)          any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by any of the Stillwater Parties of any of their properties or assets; or

(v)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 4.7.                Taxes.  Each of the Stillwater Parties has timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on such Stillwater Party.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on any of the Stillwater Parties.

SECTION 4.8.                Compliance with Laws.  Each of the Stillwater Parties has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on the Stillwater Parties.

SECTION 4.9.                No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of any of the Stillwater Parties;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which the Stillwater Parties are a party or by or to which they or any of their assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of the Stillwater Parties; or

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(c)           violate any requirements of Law against, or binding upon,  the Stillwater Parties or upon the properties or business of  the Stillwater Parties or applicable to the transactions contemplated herein.

SECTION 4.10.              Actions and Proceedings.   Except as set forth on Schedule 4.10, none of the Funds is a party to any material pending litigation or, to the Knowledge of the Stillwater Parties, any governmental investigation or proceeding not reflected in the Financial Statements, and to the Knowledge of the Stillwater Parties, no material litigation, claims, assessments or non-governmental proceedings is threatened against either of the Funds.

SECTION 4.11.              Agreements.  Schedule 4.11 sets forth each material Contract to which each of the Funds is a party or by or to which it or its assets, properties or business are bound or subject. Each such Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither the Stillwater Parties nor, to the Knowledge of the Stillwater Parties, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract. The Stillwater Parties have not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such contracts or arrangements, or granted any power of attorney with respect thereto. The Stillwater Parties have given or otherwise made available a true and correct fully executed copy of each material Contract to ASSAC.

SECTION 4.12.              Redemption Claims.  Schedule 4.12 sets forth the names of each Limited Partner, of the Funds who is owed amounts under outstanding Redemption Claims, (ii) the amount of each such Redemption Claim, and (iii) whether such Redemption Claim can be satisfied by the payment of consideration other than cash.  Except as set forth on Schedule 4.12, to the Knowledge of the Stillwater Parties no other Redemption Claims are pending.

SECTION 4.13.              Intellectual Property.  Each of the Stillwater Parties has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) that are necessary or material for use in connection with its businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on the Stillwater Parties.  To the Knowledge of the Stillwater Parties, none of the Stillwater Parties have received a written notice that such Intellectual Property Rights used by it violates or infringes upon the rights of any Person. To the Knowledge of the Stillwater Parties, (a) all such Intellectual Property Rights are enforceable and (b) there is no existing infringement by another Person of any of such Intellectual Property Rights.

SECTION 4.14.              Tangible Assets.  The Stillwater Parties have full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by  the Stillwater Parties, any related capitalized items or other tangible property material to the business of the Stillwater Parties (the “Tangible Assets”).   Each of the Stillwater Parties holds all right, title and interest in all the Tangible Assets owned by it as set forth on the Financial Statements or acquired by it after the date of the Financial Statements free and clear of all Encumbrances, except Permitted Encumbrances.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Stillwater Parties.

SECTION 4.15.              Liabilities.   None of the Funds has any material Liabilities which are not fully, fairly and adequately reflected on the Financial Statements.

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SECTION 4.16.              Operations of  the Funds.  From September 30, 2009 through the Closing Date, except as disclosed on Schedule 4.16 or the Financial Statements, none of the Funds have or will have:

(a)           declared or paid any dividend or declared or made any distribution of any kind to any shareholder, Limited Partner, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its membership interests;

(b)           except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(c)           disposed of any assets except in the ordinary course of business;

(d)           materially increased the annual level of compensation of any executive employee;

(e)           adopted, increased, terminated, amended or otherwise modified any plan for the benefit of its employees; or

(f)           issued any equity securities or rights to acquire such equity securities.

SECTION 4.17.              Permits.  Each of the Stillwater Parties has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted (the “Permits”); all such Permits are in full force and effect and, to the Knowledge of the Stillwater Parties, no suspension or cancellation of any such Permit is threatened or will result from the consummation of the transactions contemplated by this Agreement and the other Ancillary Agreements or the transactions contemplated hereby and thereby.

SECTION 4.18.              Employment Matters.  None of the Funds have had or currently have any employees.  Each of the General Partner and Stillwater has complied in all material respects with all applicable requirements of Law relating to employment or labor.  To the Knowledge of the Stillwater Entities, no present or former employee, officer or director of the Stillwater Parties has, or shall have at the Closing Date, any claim against the Stillwater Parties for any matter including, without limitation, for wages, salary, vacation, severance, or sick pay except for the same incurred in the ordinary course of business for the last payroll period prior to the Closing Date. There is no: (a) charge or complaint against the Stillwater Parties alleging a violation of any requirements of Law relating to employment or labor, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Authority, (b) pending labor strike, slowdown, work stoppage or other material labor trouble affecting the Stillwater Parties and there has not been any of the forgoing during the past three years, (c) pending representation question respecting the employees of the Stillwater Parties, or (d) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Stillwater Parties is a party.  In addition, to the Knowledge of the Stillwater Parties: (i) none of the matters specified in clauses (a) through (d) above is threatened against the Stillwater Parties; (ii) no union organizing activities have taken place with respect to the Stillwater Parties; and (iii) no basis exists for which a claim may be made under any collective bargaining agreement to which the Stillwater Parties is a party.  The General Partner and Stillwater maintain a health insurance plan, but do not offer or participate in any other employment benefit plans.

SECTION 4.19.              Insurance.  Each of the Stillwater Parties has in effect insurance of the type and amount customary for the conduct of its business and has paid all insurance policy premiums due and has otherwise performed all of its obligations under each insurance policy to which it is a party.

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SECTION 4.20.              Brokers or Finders.  Other than as described in the Stillwater Agreement, no broker’s or finder’s fee will be payable by the Stillwater Parties in connection with the transactions contemplated by this Agreement.

SECTION 4.21.              Securities Law Matters.  The ASSAC Series A Preferred Shares and any Conversion Shares (collectively, the “ASSAC Securities”) to be acquired by any of the Stillwater Parties, or by the Partners of the Funds, are being acquired for the account of such Persons with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act and applicable state securities laws.  Until registered for resale under the Securities Act, if any recipient of the ASSAC Securities who is a signatory to this Agreement should in the future decide to dispose of any of such ASSAC Securities, such Person may do so only in compliance with the registration requirements of the Securities Act and applicable state securities laws, as then in effect.  Each of the Stillwater Parties agrees that all certificates evidencing ASSAC Securities to be issued in connection with the Merger and other transactions contemplated hereby shall contain the imprinting, so long as required by law, of a legend on certificates representing such ASSAC Securities to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED JANUARY _____, 2010.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND ASIA SPECIAL SITUATION ACQUISITION CORP. WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

ARTICLE V.     POST-CLOSING COVENANTS

SECTION 5.1.                Contribution to Capital.  On the Closing Date, and immediately following consummation of the Merger and its acquisition of Northstar or Allied Provident pursuant to the applicable Additional Acquisition Agreement, ASSAC shall contribute all, and not less than all, of the Limited Partnership Interests of the Surviving Entity owned of record by ASSAC as a result of the Merger to the capital of either or both of the following Persons, as determined by ASSAC in the exercise of its sole discretion: (a) Northstar Re Bermuda and/or Northstar Re Ireland (both Subsidiaries of Northstar), or (b) Allied Provident, all as shall be determined by ASSAC.

SECTION 5.2.                Boards of Directors of ASSAC and Investment Committee.

(a)           From and after the Closing Date, ASSAC shall use its best efforts to cause to be elected to the Board of Directors of ASSAC, and by their execution of this Agreement, each of (i) the Stillwater Parties, (ii) Noble Investment Fund Limited, and (iii) Allius Ltd. and their Affiliates agree to vote all of the ASSAC Ordinary Shares and all ASSAC Series A Preferred Shares, as applicable, owned of record by them at each general shareholders meeting of ASSAC in favor of the election to the Board of Directors of ASSAC of one (1) Person designated by Stillwater (the “Stillwater Designee”) and not less than five (5) other Persons who shall be designated by the members of the ASSAC Board of Directors (the “ASSAC Designees”).  The ASSAC Designees to the Board of Directors of ASSAC shall be set forth in the ASSAC Proxy Statement.  All of Richard Rudy, Jack Doueck and the Stillwater Designee (if other than either of the aforementioned Persons) shall be included under ASSAC’s officer/director liability policy in effect from time to time, commencing on the Closing Date.

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(b)           From and after the Closing Date and for a period through and including March 31, 2013, Stillwater shall establish a three (3) Person investment committee, in accordance with the terms of the Management Agreement.

SECTION 5.3.       Registration of Conversion Shares.  Following the Closing Date, ASSAC shall use its commercially reasonable efforts to cause the Registration Statement (as that term is defined in the Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission and shall otherwise comply with all of its covenants and agreements contained in the Registration Rights Agreement.

SECTION 5.4.                Payment of Affiliated Obligations.  As at the Closing Date, the aggregate amount of all Affiliated Obligations owed by Stillwater AB Fund Delaware I shall not exceed $250,000, and the aggregate amount of all Affiliated Obligations owed by Stillwater AB Fund Delaware II shall not exceed $430,000.  Following the Closing Date, the Surviving Entity shall commence to repay such Affiliated Obligations only after all Redemption Claims as at the Closing Date shall have been paid in full or otherwise satisfied, and  then in accordance with the applicable provisions of the Management Agreement.

SECTION 5.5.                Rescission.  All or certain of the transactions contemplated by this Agreement may be rescinded prior to the Conversion Date, all as contemplated by the ASSAC Restated Articles or the ASSAC Series A Preferred Certificate of Designations.

ARTICLE VI.     CONDITIONS TO CLOSING

SECTION 6.1.                Conditions to Stillwater Parties' Obligations.  The obligation of the Stillwater Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in their sole discretion, of each of the following conditions at or prior to the Closing:

(a)           The representations and warranties of the ASSAC Parties set forth in Article III will be true and correct as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties (without taking into account any supplemental disclosures after the date of this Agreement by the ASSAC Parties or the discovery of information by the Stillwater Parties.

(b)           Each of the ASSAC Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)           Each Required Consent required to be obtained by the ASSAC Parties will have been obtained and be in full force and effect and such actions as the Stillwater Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)           All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

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(e)           Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)           Pursuant to the terms and conditions of all or certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)           ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)           The Stillwater Parties will have received evidence reasonably satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)           The ASSAC Parties shall have executed and delivered all of the Ancillary Agreements to which it is a Party; and

(j)           No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the ASSAC Parties.

SECTION 6.2.              Conditions to ASSAC Parties' Obligations.  The obligation of the ASSAC Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in the sole discretion of the ASSAC Parties, of each of the following conditions at or prior to the Closing:

(a)                      The representations and warranties of the Stillwater Parties set forth in Article IV will be true and correct in all material respects as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties;

(b)                      Each of the Stillwater Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)                      Each Required Consent required to be obtained by the Stillwater Parties will have been obtained and be in full force and effect and such actions as the ASSAC Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)                      All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)                      Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

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(f)           Pursuant to the terms and conditions or all of certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)           ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)           The Stillwater Parties will have received evidence satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)           ASSAC will have received evidence reasonably satisfactory to it that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or any Additional Acquisition Agreements;

(j)           The applicable Stillwater Parties shall have executed and delivered all of the Ancillary Agreements to which it or they is a Party; and

(k)           No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the Stillwater Parties.

SECTION 6.3.                Waiver of Certain Mergers and Additional Acquisitions.

Notwithstanding anything to the contrary, express or implied, set forth above in this Article VI or elsewhere in this Agreement, in the event and to the extent that any one or more of the Funds or any Additional Stillwater Funds are Non-Performing Funds, on the Closing Date ASSAC may nonetheless elect to (a) consummate the Merger contemplated hereby with respect to Funds that are not Non-Performing Funds, and (b) with respect to any of the Additional Acquisition Agreements, elect to either (i) not acquire the equity or assets of any such Non-Performing Fund(s), or (ii) defer the closing date of such acquisition(s) until such time (but not later than December 31, 2010) as such Non-Performing Fund(s) shall comply with the terms of this Agreement and of any of the Additional Acquisition Agreements.

ARTICLE VII.     CLOSING AND CLOSING DATE

SECTION 7.1.                Closing Date.  On or before January 22, 2010 (the “Closing Date”), following the satisfaction or waiver of the conditions set forth in Article VI hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Hodgson Russ LLP, 1540 Broadway, 24th floor, New York, New York, at 9:00 a.m. or at such other place and on such other date as may be mutually agreed by the parties hereto, in which case Closing Date means the date so agreed.  The Closing will be effective as of the close of business on the Closing Date.  The Parties hereto acknowledge and agree that time is of the essence.

SECTION 7.2.                Deliveries.  Subject to the conditions set forth in this Agreement, on the Closing Date:

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(a)           The ASSAC Parties will deliver to the Stillwater Parties or as directed by the Stillwater Parties:

(i)            the Merger Consideration consisting of the ASSAC Series A Preferred Shares, as evidenced by a copy of the Register of Members of ASSAC recording the issuance of such ASSAC Series A Preferred Shares;

(ii)           A certificate of the ASSAC Parties dated the Closing Date stating that the conditions set forth in Section 6.1.   have been satisfied;

(iii)          the text of the resolutions adopted by the board of directors of ASSAC authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of ASSAC;

(iv)          each Ancillary Agreement to which ASSAC and/or Mergerco is a party, duly executed by ASSAC and/or Mergerco, as the case may be;

(v)           all Required Consents, duly executed by all appropriate parties; and

(vi)          evidence of filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and

(vii)         to the extent legally required, evidence of filing of the ASSAC Series A Preferred Certificate of Designations and Restated ASSAC Articles with the Registrar of Companies in the Cayman Islands;

(viii)        such other certificates, documents and instruments that the Stillwater Parties reasonably request for the purpose of (A) evidencing the accuracy of the ASSAC Parties' representations and warranties, (B) evidencing the performance and compliance by the ASSAC Parties with the agreements contained in this Agreement, (C) evidencing the satisfaction of any condition referred to in Section 6.1.   or (D) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by the ASSAC Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to the Stillwater Parties and their counsel.

(b)           The Stillwater Parties will deliver to ASSAC:

(i)            a certificate of the Stillwater Parties dated the Closing Date stating that the conditions set forth in SECTION 6.2 have been satisfied;

(ii)           the text of the resolutions adopted by the board of directors (or similar body) of each of the Stillwater Parties authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of Stillwater or the General Partner;

(iii)          each Ancillary Agreement to which any Stillwater Party is a party, duly executed by such Stillwater Party;

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(iv)          all certificates, if any, evidencing Limited Partnership Interests, duly endorsed in blank for transfer;

(v)           all Required Consents, duly executed by all appropriate parties; and

(vi)          such other certificates, documents and instruments that the ASSAC Parties reasonably request for the purpose of (1) evidencing the accuracy of the Stillwater Parties' representations and warranties, (2) evidencing the performance and compliance by the Stillwater Parties with the agreements contained in this Agreement, (3) evidencing the satisfaction of any condition referred to in SECTION 6.2 or (4) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by each of the Stillwater Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to ASSAC and its counsel.

(c)           Simultaneous Deliveries.  All items delivered by the Parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

(d)           Waiver of Deliveries.  Notwithstanding anything to the contrary set forth above in this Article VII, in the event and to the extent that any one or more of the Funds are Non-Performing Funds, by mutual agreement of ASSAC and Stillwater, the remaining Parties hereto may nonetheless consummate the transaction contemplated hereby with respect to the Mergers of the other Funds, and waive any deliveries otherwise required of the Non-Performing Funds.

ARTICLE VIII.     TERMINATION

SECTION 8.1         Termination.  This Agreement may be terminated prior to the Closing:

(a)           by the mutual written consent of ASSAC and Stillwater on behalf of all Parties;

(b)           by ASSAC, on behalf of all ASSAC Parties, if:

(i)            any of the Stillwater Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)           the transactions contemplated by this Agreement will not have been consummated on or before January 23, 2010 (the “Outside Date”); or

(iii)          any of the conditions set forth in Section 6.2.   will have become impossible to satisfy and not otherwise waived;

(c)           by Stillwater, on behalf of all Stillwater Parties, if:

(i)            any of the ASSAC Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)           the transactions contemplated by this Agreement will not have been consummated on or before the Outside Date; or

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(iii)          any of the conditions set forth in Section 6.1.   will have become impossible to satisfy and not otherwise waived.

SECTION 8.2         Effect of Termination.  The right of termination under Section 8.1 is in addition to any other rights the parties may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement.  If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate except that Section 8.3 and Article IX will survive indefinitely unless sooner terminated or modified by the parties in writing.

SECTION 8.3         Trust Fund. Notwithstanding anything to the contrary express or implied contained in this Article VIII or elsewhere in this Agreement, none of the Stillwater Parties nor any of their respective Affiliates shall have any lien, security interest, claim against or any other right to (a) any of the maximum $115.0 million principal amount of the proceeds held in that certain trust administered and maintained by Continental Stock Transfer & Trust Company, as trustee (and any successor trust or substitute arrangement) for the benefit of the public shareholders of ASSAC (the “Trust”), or (b) any interest earned on such maximum $115.0 million principal amount of proceeds held in the Trust.  Each of the Stillwater Parties and their Affiliates, do hereby expressly waive and relinquish any claim or other rights to the Trust, its corpus or any interest earned thereon.

ARTICLE IX     GENERAL

SECTION 9.1         Expenses.  Except as may be set forth in the Stillwater Agreement, each Party shall pay all expenses incurred by such party in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, documents and instruments contemplated by this Agreement (whether the transactions contemplated by this Agreement are consummated or not); provided, however, that upon consummation of the transactions contemplated by this Agreement, ASSAC shall pay all transactions costs and expenses incurred by the Stillwater Parties hereunder, or reimburse Stillwater (as the case may be) for any such expenses previously paid.

SECTION 9.2         Amendment and Waiver.  This Agreement may not be amended, a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced.  Neither the failure nor any delay by any Person in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.

        SECTION 9.3         Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five business days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device).  Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

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If to Stillwater Parties: Stillwater Capital Partners, Inc. 41 Madison Avenue New York, New York 10010 Attn: Richard Rudy and Jack Doueck Facsimile No.(212) 244-9506 Email: rrudy@stillwatercapital.com
With a copy to: Herrick, Feinstein LLP 2 Park Avenue New York, NY 10016 Attn: Irwin Latner, Esq. Fax: (212) 545-3356 Email: ilatner@herrick.com

If to the ASSAC Parties:

Asia Special Situation Acquisition Corp.
c/o M&C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Attn: Gary T. Hirst, President
Email:  assac@domaincontact.net

With a copy to: Hodgson Russ LLP 1540 Broadway, 24th floor New York, New York 10036 Attn: Stephen A. Weiss, Esq. Facsimile No. (212) 751-0928 Email: sweiss@hodgsonruss.com

        SECTION 9.4         Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties to this Agreement.  Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

        SECTION 9.5         Complete Agreement.  This Agreement and, when executed and delivered, the Ancillary Agreements contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral.

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        SECTION 9.6  Signatures; Counterparts.  This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

        SECTION 9.7  Governing Law.  THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF NEW YORK WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

        SECTION 9.8  Jurisdiction.  Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding.  Each party appoints CT Corporation System (the “Process Agent”) as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding.  Any party may make service on any other party by sending or delivering a copy of the process (i) to the party to be served or (ii) to the party to be served in care of the Process Agent at an address to be provided by it.  The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.  Nothing in this Section 9.8 will affect the right of any party to serve legal process in any other manner permitted by law or in equity.

        SECTION 9.9  Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.9.

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        SECTION 9.10  Construction.  The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement.  In addition, each of the parties acknowledges that it is sophisticated and has been advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The parties intend that each representation, warranty and agreement contained in this Agreement will have independent significance.  If any party has breached any representation, warranty or agreement in any respect, the fact that there exists another representation, warranty or agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty or agreement.  Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The headings preceding the text of articles and sections included in this Agreement and the headings to the schedules and exhibits are for convenience only and are not be deemed part of this Agreement or given effect in interpreting this Agreement.  References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to or attached to this Agreement, unless otherwise specified.  The word “including” means “including without limitation.”  A statement that an action has not occurred in the past means that it is also not presently occurring.  When any party may take any permissive action, including the granting of a consent, the waiver of any provision of this Agreement or otherwise, whether to take such action is in its sole and absolute discretion.  The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement.  A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a true and correct copy of the item has been delivered.

        SECTION 9.11  Time of Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

[The balance of this page intentionally left blank – signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the date first above written.

ASSAC SPECIAL SITUATION	STILLWATER CAPITAL PARTNERS, INC.
ACQUISITION CORP.
By:
Name:
By:	Title:
Name: Gary T. Hirst
Title: President	STILLWATER CAPITAL PARTNERS, LLC

GENOVA AB FUND MERGERCO LP	By:
(a Delaware limited partnership)	Name:
By: Stephen A. Weiss, General Partner	Title: General Partner

STILLWATER ASSET BACKED FUND, LP
(a Delaware limited partnership)
By:	By: Stillwater Capital Partners, LLC
Name: Stephen A. Weiss,	(general partner)
Title: Authorized Signatory
By:
ACCEPTED and Agreed to	Jack Doueck, Managing Member
solely with respect to Section 5.2(a) above:
STILLWATER ASSET BACKED FUND II, LP
NOBLE INVESTMENT FUND LIMITED	(a Delaware limited partnership)
by: Pure Glow Investments LLC	By: Stillwater Capital Partners, LLC
(general partner)

By:	By:
Arie Jan van Roon, Manager	Jack Doueck, Managing Member

ALLIUS LTD.

By:
Dr. Gary T. Hirst, Authorized Signatory

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SCHEDULE A

NAV Valuation Methods

Net Asset Value is generally equal to the amount by which the value of the assets of the applicable Person exceeds the amount of its liabilities.  Net Asset Value determinations are made by the Appraiser or Auditor (the “Asset Appraiser”) in accordance with U.S. generally accepted accounting principles and in accordance with the following criteria:

(a)      No value will be assigned to goodwill;

(b)      All accrued debts and liabilities will be treated as liabilities, including but not limited to, estimated expenses for accounting, legal, administrative and other operating expenses (including all fees payable under the Management Agreement) and such reserves for contingent liabilities of the applicable Person, including estimated expenses, if any, in connection therewith, as the Asset Appraiser shall determine;

(c)       Loans, loan participations and other similar assets owned by an applicable Person will generally be carried at the high range of fair market value as determined by the Asset Appraiser, and will be subject to an independent valuation review as frequently as determined by the Asset Appraiser.  These independent valuation reviews will provide the applicable Person with opinions on whether specific pieces of collateral are in need of re-valuation.  The Asset Appraiser, on the basis of this information, will determine whether a specific loan or other asset needs to be re-priced;

(d)      In the case of investments in private investment funds or other vehicles which are not readily marketable, in the absence of an independent fair market value appraisal or audit, the net asset value calculation provided by the administrators or managers of those underlying funds or vehicles will be used in determining an applicable Person’s Net Asset Value.

(e)      Securities or commodities (which for valuation purposes hereunder may include weather derivatives and other financial instruments trading on or off, as the case may be, commodities exchanges) that are listed on a national securities or commodities exchange, as the case may be, shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date, or if trading in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date was reported on the consolidated tape, their last sales price on the consolidated tape (or, in the event that the date of determination is not a date upon which a securities or commodities exchange was open for trading, on the last prior date on which such securities or commodities exchange was so open not more than 10 days prior to the date of determination). If no such sales of such securities or commodities occurred on either of the foregoing dates, such securities or commodities shall be valued at the “bid” price for long positions and “asked” price for short positions on the largest securities or commodities exchange (by trading volume in such security) on which such securities or commodities are traded, on the date of determination, or, if the “bid” price for long positions and “asked” price for short positions in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date were reported on the consolidated tape, the “bid” price for long positions and “asked” price for short positions on the consolidated tape (or, if the date of determination is not a date upon which such securities or commodities exchange was open for trading, on the last prior date on which such a securities or commodities exchange was so open not more than 10 days prior to the date of determination);

(f)       Securities and commodities that are not listed on an exchange but are traded over-the-counter shall be valued at representative “bid” quotations if held long and representative “asked” quotations if held short;

(g)      For securities and commodities not listed on a securities or commodities exchange or quoted on an over-the-counter market, but for which there are available quotations, such valuation will be based upon quotations obtained from market makers, dealers or pricing services;

(h)     Options that are listed on a securities or commodities exchange shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume) on which such options shall have traded on such date; provided, that, if the last sales prices of such options do not fall between the last “bid” and “asked” prices for such options on such date, then the Asset Appraiser shall value such options at the mean between the last “bid” and “asked” prices for such options on such date;

(i)       Illiquid assets will be valued at their the high range of the fair market value (which in most cases may be at cost if that is a fair approximation of value), as determined by the Asset Appraiser (with appropriate input from the investment manager or portfolio manager under the applicable management agreement);

(j)       Preferred shares, preferred stock or other senior equity securities shall be valued at 100% of their per share stated or liquidation value, with such discounts from such stated or liquidation value as the investment manager or portfolio manager under the applicable management agreement and ASSAC shall, in good faith determined from time to time;

(k)           All other assets shall be valued at such value as the Asset Appraiser may reasonably determine (with appropriate input from the investment manager or portfolio manager under the applicable management agreement); and

(l)       Securities and commodities not denominated in U.S. dollars shall be translated into U.S. dollars at prevailing exchange rates as the Asset Appraiser may reasonably determine.

            If the Asset Appraiser determines, in its sole discretion, that the valuation of any asset, security or other instrument pursuant to the foregoing does not fairly represent its market value, the Asset Appraiser (with appropriate input from the Investment Manager and ASSAC) shall value such security or other instrument as it reasonably determines and shall set forth the basis of such valuation in writing to the investment manager or portfolio manager under the applicable management agreement and to ASSAC.

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 31st day of December 2009, by and among Asia Special Situation Acquisition Corp., a Cayman Islands corporation (“ASSAC”); Stillwater Realty Partners Merger Co LP, a Delaware limited partnership (“Mergerco”); Stillwater Real Estate Partners Fund, LP, a Delaware limited partnership (“Stillwater Real Estate Fund”); Stillwater Capital Partners, LLC, a Delaware limited liability company (“SCP LLC”); and Stillwater Capital Partners, Inc., a New York corporation (“Stillwater”).  The Stillwater Real Estate Fund is hereinafter sometimes referred to as the “Fund”.  ASSAC and Mergerco are hereinafter sometimes collectively referred to as the “ASSAC Parties” and the Fund, the General Partner and Stillwater are hereinafter sometimes collectively referred to as the “Stillwater Parties”.  The ASSAC Parties and the Stillwater Parties are hereinafter sometimes collectively referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, ASSAC owns 100% of the issued and outstanding partnership interests of Mergerco; and

WHEREAS, SCP LLC is the general partner of the Fund; and

WHEREAS, SCP LLC desires to exchange all of the assets and capital of the Fund, subject to its liabilities and obligations, solely for ASSAC Series A Preferred Shares, and ASSAC desires to acquire all of the assets and capital of the Fund, subject to its liabilities and obligations, through (i) the merger of Mergerco with and into Stillwater Real Estate Fund (the “Merger”), all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of ASSAC and Mergerco and SCP LLC, as the general partner of the Fund, each believe that the Merger and related transactions contemplated hereby are in the best interests of their respective Persons, and have each approved and adopted the form, terms and provisions of this Agreement and the Merger; and

WHEREAS, ASSAC and SCP LLC, in its capacity as general partner of the Fund, have respectively agreed to issue and to accept the “Merger Consideration” (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.     DEFINITIONS

“Additional Acquisition Agreements” means the various agreements and plan of merger, asset purchase agreement and other agreements and instruments, all in form and content satisfactory to Stillwater, ASSAC and the other Persons who are parties thereto, pursuant to which, inter alia, ASSAC or a Subsidiary of ASSAC shall acquire, in addition to its Acquisition of the Fund pursuant to this Agreement, any or all of: (a) the Amalphis Exchange Shares pursuant to the Amalphis Exchange Agreement, (b) all or substantially all of the equity and assets (subject to assumption of liabilities) of all or certain of the Additional Stillwater Funds, (c) all or substantially all of the assets (subject to assumption of liabilities) of the Wimbledon Funds, and (d) all or substantially all of the equity of Northstar.

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“Additional Stillwater Funds” means, in addition to the Fund, those additional entities, consisting of asset backed lending funds, real estate funds, hedge funds and fund of funds that are managed by Stillwater or an Affiliate thereof and listed in Section 1.1 of the Stillwater Agreement.

“Adjusted Purchase Value” means 100% of the Appraised NAV.

“Affiliate” means any one or more Person controlling, controlled by or under common control with any other Person.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Allied Provident” shall mean Allied Provident Insurance Company, a Barbados exempted insurance company, and a wholly-owned subsidiary of Amalphis.

“Amalphis Exchange Agreement” means the share exchange agreement, dated December 31, 2009 among Amalphis Group, Inc., a British Virgin Islands corporation (“Amalphis”), Rineon Group, Inc., a Nevada corporation (“Rineon”), NatProv Holdings, Inc., a British Virgin Islands corporation (“NatProv”), ASSAC, and the other parties signatory thereto, pursuant to which, inter alia, in exchange for additional ASSAC Series A Preferred Shares, ASSAC shall acquire, through its receipt of the Amalphis Exchange Shares, a controlling interest in Amalphis and its consolidated Subsidiaries, including without limitation, Allied Provident and (if acquired) the Wimbledon Funds.

“Amalphis Exchange Shares” shall mean all of the issued and outstanding shares of Amalphis Series A preferred stock that are issued pursuant to the Amalphis Exchange Agreement.

“Ancillary Agreements” means the Certificate of Merger, the ASSAC Series A Preferred Certificate of Designations, the ASSAC Restated Articles, the Management Agreement, the Registration Rights Agreement and the Stillwater Agreement.

“Appraised NAV” means the Net Asset Value of the Fund as at December 31, 2009, as audited or appraised pursuant to NAV Appraisals which shall be based upon the NAV Valuation Methods.

“ASSAC Articles” means the Memorandum and Articles of Association of ASSAC, as at the date of this Agreement.

“ASSAC Executive Shares” shall mean the maximum of 10,746,667 restricted ASSAC Ordinary Shares issued to Marshall Manley (“Manley”) and his Affiliates and business associates (collectively, the “ASSAC Executive Group”).

“ASSAC Ordinary Shares” means the collective reference to (a) the 50,000,000 ordinary shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 250,000,000 ordinary shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Preferred Shares” means the collective reference to (a) the 1,000,000 preferred shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 10,000,000 preferred shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

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“ASSAC Proxy Statement” means the proxy statement that is prepared by the Parties and mailed to the holders of ASSAC Ordinary Shares prior to the date of the ASSAC Shareholders Meeting.

“ASSAC Restated Articles” means the Amended and Restated Memorandum and Articles of Association of ASSAC in the form of Exhibit A annexed hereto and made a part hereof.

“ASSAC Series A Preferred Shares” means up to a maximum of 1,000,000 ASSAC Preferred Shares, to be designated as ASSAC Series A Preferred Shares pursuant to the ASSAC Series A Preferred Certificate of Designations and issued to the respective holders pursuant to this Agreement and the Additional Acquisition Agreements; which ASSAC Series A Preferred Shares shall, among other things (but subject in all cases to the terms of the ASSAC Series A Preferred Certificate of Designations):

(a)           have a par value of $0.0001 per share;

(a)           have a liquidation value and stated value of $1,000.00 per share;

(b)           commencing on the Conversion Date pay per share dividend, semi-annually at the rate of 5% per annum, accruing from the issuance date thereof, on the Adjusted Purchase Value, in the form of additional Conversion Shares;

(c)           vote on an “as converted” basis, together with the ASSAC Ordinary Shares, on all matters requiring the approval or ratification of shareholders of ASSAC;

(d)           on the Conversion Date, automatically (and without any action on the part of the holder or ASSAC) commence to convert into Conversion Shares at the Conversion Price then in effect, at the rate (rounded off to the nearest full Conversion Shares) of one-sixth (or 16.66%) of the total number of ASSAC Series A Preferred Shares held by each holder on the last day of each month commencing July 31, 2010 so that all of the ASSAC Series A Preferred Shares issued pursuant to the terms of this Agreement and the Additional Acquisition Agreements will be fully converted into Conversion Shares on December 31, 2010;

(e)           provide that each ASSAC Preferred Share issuable to the Partners of the Fund shall be convertible at the Conversion Ratio applicable to the Fund; and

(f)           contain such other terms and conditions as shall be set forth in the ASSAC Series A Preferred Certificate of Designations.

“ASSAC Series A Preferred Certificate of Designations” means the certificate of designation for the issuance of the ASSAC Series A Preferred Shares, in the form of Exhibit B annexed hereto and made a part hereof, or, if not permitted under applicable Law, the ASSAC Restated Articles used for the same purpose.

“ASSAC Shareholder Approval” means the required affirmative consent, vote and ratification at the ASSAC Shareholders Meeting by the holders of ASSAC Ordinary Shares (the “ASSAC Shareholders”) of (i) this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, (ii) the increase in the authorized share capital of ASSAC, (iii) adoption of the ASSAC Restated Articles, (iv) the consummation of ASSAC’s acquisition of the Additional Stillwater Funds, the Amalphis Exchange Shares and (if applicable) the Wimbledon Funds, all pursuant to the terms and conditions of the Additional Acquisition Agreements, (v) if applicable, the consummation of ASSAC’s acquisition of Northstar, (vi) the change of the corporate name of ASSAC to Genova Financial Group, Inc., or such other name as shall be acceptable to ASSAC and the Stillwater Parties, and (viii) the other proposals set forth in the ASSAC Proxy Statement.

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“ASSAC Shareholders Meeting” means the meeting of the ASSAC Shareholders held on or before January 19, 2010 in accordance with the ASSAC Proxy Statement.

“Auditors” means the independent accountants engaged to audit the Fund as at December 31, 2009 and for the fiscal year then ended.

“Certificate of Merger” means the certificate evidencing the Merger of Mergerco with and into the Surviving Entity, and in the form of Exhibit C annexed hereto and made a part of hereof.

“Consent” means any authorization, consent, approval, filing, waiver, exemption or other action by or notice to any Person.

“Contract” means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

“Conversion Date” shall mean July 31, 2010.

“Conversion Price” shall mean $7.50, as the same may from time to time be adjusted prior to the Conversion Date pursuant to the ASSAC Series A Preferred Certificate of Designations.

“Conversion Ratio” shall mean, as to the Fund, that ratio (expressed as “___:1”) of that number of Conversion Shares into which one (1) full ASSAC Series A Preferred Share issued to the Partners of the Fund shall be converted; all as determined in accordance with Section 2.9 of this Agreement.

“Conversion Shares” shall mean that number of Ordinary Shares of ASSAC issuable upon conversion of the Series A Preferred Shares, as shall be calculated by dividing: (i) the Purchase Value applicable to the Stillwater Real Estate Fund, which Purchase Value shall be adjusted on or prior to the Conversion Date to the Adjusted Purchase Value; by (ii) the Conversion Price then in effect.

“Effective Time” shall mean the time on which the Merger shall be consummated through the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

“Estimated NAV” means the unaudited Net Asset Value of the Fund as at December 31, 2009, as estimated in good faith by Stillwater, all in accordance with this Agreement.

“Encumbrance” means any charge, claim, community property interest, easement, covenant, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“General Partner” shall mean (a) prior to the Effective Time of the Merger, SCP LLC, and (b) upon and following the Effective Time of the Merger, a Person designated by ASSAC.

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“General Partner’s Interest” shall mean, as the context may require each of (a) the percentage interests of SCP LLC (as the existing General Partner of the Fund) in the assets, liabilities and capital of the Fund, and (b) the percentage interest of the general partner in the assets, liabilities and capital of Mergerco.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued, granted, given, made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“Insolvency Event” shall mean as to any Party or Parties, if any such Party or Parties: (a) shall make an assignment for the benefit of creditors; (b) if a receiver, liquidator or trustee shall be appointed for such Party or Parties), (c) shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Party or Parties, or (d) if any proceeding for the dissolution or liquidation of such Party or Parties shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Party or Parties, upon the same not being discharged, stayed or dismissed within sixty (60) days.

“Knowledge” means, with respect to the Stillwater Parties, any fact or circumstance actually known to any of Richard Rudy, Jack Doueck or Brian Bytof, or which any of such Persons should have known after reasonable inquiry, and, with respect to the ASSAC Parties, any fact or circumstance actually known to any member of the Board of Directors of ASSAC or the executive officers or management of ASSAC or which any of such Persons should have known after reasonable inquiry.

“Law” means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“Limited Partners” shall mean, as the context may require, each of the holders of the Limited Partnership Interests in each of Stillwater Real Estate Fund and Mergerco.

“Limited Partnership Interests” shall mean the context may require, (a) the pro-rata percentage interests of each of the Limited Partners in the assets, liabilities and capital of the Stillwater Real Estate Fund, all as calculated and determined in accordance with the Organizational Documents of such Fund, and (b) the percentage interest of ASSAC, as sole Limited Partner of Mergerco.

“Litigation” means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator or mediator.

“Management Agreement” shall mean the management agreement between Stillwater and ASSAC, in the form of Exhibit D annexed hereto and made a part hereof.

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“Material Adverse Effect” shall mean (a) with respect to any of the Stillwater Parties, any event or condition that could reasonably be expected to have a material adverse effect on the business, assets, results of operations, financial condition or prospects of any of such Stillwater Parties, and (b) with respect to ASSAC, any event or condition that could reasonably be expected to prevent or cause ASSAC to be unable to consummate the Merger, pay the Merger Consideration or otherwise perform its obligations under this Agreement, the Ancillary Agreements or any of the Additional Acquisition Agreements.

“Merger Consideration” means the aggregate of 20,800 ASSAC Series A Preferred Shares that are to be issued to the Partners of the Fund on the Closing Date pursuant to this Agreement, and allocated to the Partners of the Fund in accordance with Section 2.7 hereof.

“NAV Appraisals” shall mean the appraisals of the Net Asset Values of the Fund, prepared or to be prepared by Houlihan Smith Inc., or other business appraisal firm or auditing firm (the “Appraiser”) as shall be reasonably acceptable to Stillwater and ASSAC, in accordance with the NAV Valuation Methods or such other recognized methods of valuing such assets and liabilities that are reasonably acceptable to such Parties.

“NAV Valuation Methods” means the methods used in valuing the net asset values of various types of assets that are set forth on Schedule A annexed hereto and made a part hereof, or such other valuation methods as shall be reasonably satisfactory to ASSAC.

“Net Asset Value” or “NAV” means, as at any date in question, with respect to the Fund: (a) the net asset value of the Fund as determined in accordance with the NAV Valuation Methods, less (b) all liabilities and obligations of such Fund, including without limitation, all accounts payable, accrued expenses, notes payable, all outstanding Affiliated Obligations and the aggregate amount of all outstanding Redemption Claims.

“Northstar” means Northstar Group Holdings, Ltd., a Bermuda corporation.

“Northstar Merger Agreement” means one of the Additional Acquisition Agreements pursuant to which, inter alia, ASSAC shall acquire 100% of the share capital and capital stock of Northstar.

“Organizational Documents” means (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the limited liability company agreement and articles or certificate of formation of a limited liability company, (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (vi) any amendment to any of the foregoing.

“Partners” shall mean the collective reference to, the General Partner and the Limited Partners of the Fund.

“Permitted Encumbrances” shall mean (a) any and all Encumbrances which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings by a Party hereto; (b) all material cashiers’, workers’, mechanics’, carriers’, repairers’ and other similar liens imposed by law and incurred in the ordinary course of business; and (c) other Encumbrances which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby and would not otherwise reasonably be expected to have a Material Adverse Effect.

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“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Entity or other entity.

“Process Agent” has the meaning set forth in Section 9.8.

“Purchase Value” means $20,800,000, representing sixty five (65%) percent of the $32,000,000 Estimated NAV of the Fund.

“Redemption Claims” means the outstanding amounts (whether payable in cash or in other property) owed to any and all Limited Partners of the Fund who have notified Stillwater or SCP LLC, or may prior to the Closing Date notify Stillwater or SCP LLC that such Persons either (a) seek to withdraw their capital from the Fund, or (b) are owed money in connection with the redemption of their shares from such Fund.

“Registration Rights Agreement” means the agreement of ASSAC to register all of the Conversion Shares issuable under this Agreement and the Additional Acquisition Agreements for resale under the Securities Act, all in accordance with the terms and conditions set forth in Exhibit E annexed hereto and made a part hereof.

“Remedies Exception,” when used with respect to any Person, means except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

“Required Consents” means all Consents required to consummate the transactions contemplated by this Agreement, including without limitation:

(a)           the approvals and Consents of those Limited Partners of Stillwater Real Estate Fund who own of record not less than fifty-one (51%) percent of all Limited Partnership Interests of such Fund (the “Stillwater Partner Consents”); and

(b)           the ASSAC Shareholder Approvals.

“Stillwater Agreement” means the letter agreement, dated December 18, 2009, between Stillwater, ASSAC and certain other Persons, and attached memorandum, in the form of Exhibit F annexed hereto and made a part hereof.

“Subsidiary” means any Person in which a majority or more of the outstanding shares of capital stock of which, and/or the power to elect a majority of the members of the board of directors or board of managers of which, is owned, directly or indirectly, by another Person.

“Taxes” means all taxes, charges, fees, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, including all interest and penalties thereon, and additions to tax or additional amounts imposed by any Governmental Entity.

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“Wimbledon Acquisition Agreement” means that certain asset purchase agreement between the Wimbledon Funds, Allied Provident and a newly formed Cayman Islands Subsidiary of Allied Provident (the “Wimbledon Purchaser”), expected to be entered into between the Execution Date and the Closing Date, pursuant to which, inter alia, the Wimbledon Purchaser shall acquire all of the assets (subject to assumption of all of the liabilities) of the Wimbledon Funds, in exchange for that number of Amalphis Exchange Shares have a United States dollar stated value equal to the estimated Net Asset Value of the Wimbledon Funds as at December 31, 2009.

“Wimbledon Funds” shall mean Wimbledon Financing Master Fund Ltd., a Cayman Islands exempted company.

Certain terms not defined above are defined in the sections below.

ARTICLE II.     THE MERGER

SECTION 2.1.          The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”), Mergerco shall be merged with and into Stillwater Real Estate Fund.

Following the Effective Time, the separate limited partnership existence of Mergerco shall cease and Stillwater Real Estate Fund shall continue as the surviving limited partnership of the Merger (the “Surviving Entity”).  The Surviving Entity shall succeed to all of the rights, assets and properties and assume all of the liabilities and obligations of each of Mergerco in accordance with the Delaware Limited Partnership Act.  Stillwater Real Estate Fund and Mergerco are hereinafter sometimes collectively, referred to as the “Constituent Entities” of the Merger.  As provided in the Certificate of Merger, as at the Closing Date, the name of the Surviving Entity shall be changed to “Stillwater Real Estate Holdings L.P.”

SECTION 2.2.          Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the relevant Parties shall file the Certificate of Merger executed in accordance with the relevant provisions of the Delaware Limited Partnership Act and shall make all other filings or recordings required under the Delaware Limited Partnership Act.  The Merger shall become effective at such time as the Certificates of Merger is duly filed with the Delaware Secretary of State, or at such other time as ASSAC and Stillwater shall agree should be specified in the Certificate of Merger.

SECTION 2.3.          Effects of the Merger  The Merger shall have the effects set forth in the applicable provisions of the Delaware Limited Partnership Act.

SECTION 2.4.          Organizational Documents and Management Agreement.

(a)           The Organizational Documents of Stillwater Real Estate Fund as in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

(b)           The management agreement of the Fund as in effect immediately prior to the Effective Time shall be terminated and shall be replaced by the Management Agreement with ASSAC on and subsequent to the Effective Time until thereafter changed or amended as provided pursuant to the Stillwater Letter or as otherwise mutually agreed between Stillwater and ASSAC.

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SECTION 2.5.                 Management of the Surviving Entity.

(a)           The General Partner.  A Person appointed by ASSAC at the Effective Time of the Merger shall be the General Partner of the Surviving Entity and such Person shall continue to serve in such capacity until the earlier of its resignation or removal or until its respective successors are duly elected and qualified, as the case may be.

(b)           Management.  The management of the investments of the Surviving Entity shall continue to be managed by Stillwater pursuant to the Management Agreement, as the same may be amended or modified from time to time in accordance with the terms thereof.

SECTION 2.6.                 Effect on Equity Interests

As of the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or other holders of any Ordinary Shares, ASSAC Preferred Shares, capital stock of Stillwater, limited liability members interests of the General Partner, General Partners Interests or Limited Partnership Interests (collectively, the “Equity Interests”):

(a)          ASSAC Ordinary Shares.  Each issued and outstanding ASSAC Ordinary Share shall remain issued and outstanding following the Effective Time of the Merger.

(b)          Stillwater and General Partner Owners Equity Interests.All of the issued and outstanding (i) shares of capital stock of Stillwater, and (ii) limited liability company members interests of SCP LLC shall remain issued and outstanding following the Effective Time of the Merger.

(c)          General Partners Interests.  Subject to the provisions of Section 2.11 below, the General Partners Interests:

(i)            as to Mergerco shall be cancelled and retired and shall cease to exist; and

(ii)           as to the Surviving Entity, shall remain with and be fully vested in, the General Partner.

(d)          Limited Partnership Interests.  The Limited Partnership Interests:

(i)            as to Stillwater Real Estate Fund, shall automatically be canceled and retired and shall cease to exist; and such Limited Partnership Interests shall be automatically converted into the right to receive the applicable amount of Merger Consideration payable with respect to each such Limited Partnership Interest, as provided herein; and

(ii)           as to Mergerco, shall be converted into and exchanged for one hundred percent (100%) of all Limited Partnership Interests in the Surviving Entity.

(e)          Outstanding Affiliated Obligations.  Except for the obligation to pay not in excess of $1,950,000 of accrued management fees or incentive fees as at the Effective Time of the Merger (which shall be repaid in accordance with Section 5.4 below, by virtue of the Merger and without any action on the part of any Party, all accounts payable, notes payable or other payment obligations of any of the Constituent Entities to SCP LLC or Stillwater or any Affiliate of SCP LLC or Stillwater (collectively, the “Affiliated Obligations”), shall automatically be deemed to be canceled and retired and shall cease to exist.  Notwithstanding the foregoing, if Stillwater, in the exercise of its reasonable discretion and upon prior written notice to ASSAC, shall make one or more loans or advances to the Fund, solely for the purpose of protecting assets and collateral in such Fund, Stillwater shall be repaid such loans and advances by such Fund in accordance with the terms thereof and such loans or advances shall not be deemed canceled or retired; provided, that the terms and conditions (including repayment terms) of any of such loans or advances shall have been approved in advance by ASSAC, which approvals shall not be unreasonably withheld.

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(f)           Constituent Entities Rights and Options.  As at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each warrant, option or other right to purchase Equity Interests of any of the Constituent Entities of the Merger shall automatically be deemed to be canceled and retired and shall cease to exist.

(g)           Certificates.  At the Effective Time and against receipt of the Merger Consideration set forth in Section 2.7, to the extent that any of the Limited Partnership Interests are certificated, the Limited Partners of the Fund shall deliver to ASSAC the certificates of Limited Partnership Interests evidencing all, and not less than all, of the Equity Interests of the Limited Partners of the Fund, which certificates shall be duly endorsed in blank for transfer with the signatures of the record owners appropriately guaranteed in a manner reasonably satisfactory to ASSAC.  All Merger Consideration paid in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to 100% of such Equity Interests.

SECTION 2.7.                   Merger Consideration  At the Effective Time of the Merger, ASSAC shall deliver the Merger Consideration based on the Purchase Value available to the Parties as at the Effective Time of the Merger.  Such Merger Consideration shall be payable to all of the Partners of Stillwater Real Estate Fund in the form of 20,800 ASSAC Series A Preferred Shares, representing 100% of the $20.8 million Purchase Value attributable to the Fund as at December 31, 2009.  ASSAC Series A Preferred Shares may be issued to the Partners in fractions of a share.  No fractional Conversion Shares shall be issued upon automatic conversion of such Series A Preferred Shares, rather such Conversion Shares shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.8.                   Adjusted Purchase Value; NAV Appraisals and 2009 Audited Financial Statements.

(a)           The Stillwater Parties shall deliver the NAV Appraisals for the Fund to ASSAC and the Auditors on or before February 28, 2010, and cause the Auditors or Appraiser, as the case may be, to provide ASSAC with the Appraised NAV (together with the audited financial statements of the Fund as at December 31, 2009 and for the fiscal year then ended (the “2009 Audited Financial Statements”) on or before March 31, 2010.  The calculations of the NAV Appraisals by the Appraiser as audited by the Auditors in the 2009 Audited Financial Statements shall be final and binding upon all Parties hereto.

(b)           Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements, the Adjusted Purchase Value of the Fund shall be determined.  As provided in the ASSAC Series A Preferred Certificate of Designations there shall be a post-Closing adjustment to the Conversion Shares and the Conversion Ratio, as provided in Section 2.9 below.

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SECTION 2.9.                   Conversion of ASSAC Series A Preferred Shares; Conversion Ratio.

Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements of the Fund, the number of Conversion Shares and the Conversion Ratio shall be recalculated, as follows:

(a)           the aggregate number of Conversion Shares that are issuable to all of the Partners of the Fund upon automatic conversion of all ASSAC Series A Preferred Shares previously issued to the Partners of such Fund shall automatically, and without any further action, be adjusted and determined by dividing (i) the Adjusted Purchase Value of such Fund, by (ii) the Conversion Price then in effect;

(b)           the Conversion Ratio applicable to the Fund shall be automatically and without any further action adjusted and determined by dividing the (i) aggregate number of Conversion Shares applicable to such Fund, as determined in accordance with Section 2.9(a) above, by (ii) the number of ASSAC Series A Preferred Shares issued at Closing to all of the Partners of such Fund; and

(c)           the number of Conversion Shares issuable to each individual Partner of the Fund, upon automatic conversion of all ASSAC Series A Preferred Shares issued to each such Partner shall be automatically and without any further action determined by multiplying (i) the aggregate number of ASSAC Series A Preferred Shares issued to such Partner, by (ii) the Conversion Ratio, as determined pursuant to Section 2.9(b) above.

For the avoidance of doubt,

(i)           if for example:

(A)           The Estimated NAV of the Fund at December 31, 2009 is $32.0 million, then 100% of the Purchase Value of the Fund payable to the Partners of the Fund is $20.8 million,

(B)           The Partners of Stillwater Real Estate Fund shall, at the Closing, receive 20,800 ASSAC Series A Preferred Shares, having a total Stated Value of $20,800,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 2,773,333 ASSAC Ordinary Shares ($20.8 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 20,800 ASSAC Preferred Shares, or 133.333:1.

(D)           If the Appraised NAV based on the NAV Appraisal of Stillwater Real Estate Fund reflects that the Adjusted Purchase Value of the Fund as at December 31, 2009 was, in fact, only $17.5 Million, then the Merger Consideration that should have been payable to the Partners of such Fund at the Closing is $17,500,000 and not $20,800,000.

(E)           The actual number of Conversion Shares issuable to all Partners of Stillwater Real Estate Fund is then automatically adjusted downwards to 2,333,333 ASSAC Ordinary Shares ($17.5 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 112.180 ASSAC Ordinary Shares for each of the 20,800 ASSAC Preferred Shares, or 112.180:1 (2,333,333 Conversion Shares divided by 20,800 ASSAC Series A Preferred Shares).

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(ii)          if for example:

(A)           The Estimated NAV of the Fund at December 31, 2009 is $32.0 million, then 100% of the Purchase Value of the Fund payable to the Partners of the Fund is $20.8 million,

(B)           The Partners of Stillwater Real Estate Fund shall, at the Closing, receive 20,800 ASSAC Series A Preferred Shares, having a total Stated Value of $20,800,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 2,773,333 ASSAC Ordinary Shares ($20.8 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 20,800 ASSAC Preferred Shares, or 133.333:1.

(D)           If the Appraised NAV based on the NAV Appraisal of Stillwater Real Estate Fund reflects that the Adjusted Purchase Value of the Fund as at December 31, 2009 was, in fact, $25.0 Million, then the Merger Consideration that should have been payable to the Partners of such Fund at the Closing is $25,000,000 and not $20,800,000.

(E)           The actual number of Conversion Shares issuable to all Partners of Stillwater Real Estate Fund is then automatically adjusted upwards to 3,333,333 ASSAC Ordinary Shares ($25.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 160.256 ASSAC Ordinary Shares for each of the 20,800 ASSAC Preferred Shares, or 160.256:1 (3,333,333 Conversion Shares divided by 20,800 ASSAC Series A Preferred Shares).

In either example, the number of ASSAC Series A Preferred Shares always remains fixed but the Conversion Shares and Conversion Ratio change based upon the Adjusted Purchase Value of the Fund.  In addition, the 5% dividend on the ASSAC Series A Preferred Shares will also be payable in additional ASSAC Ordinary Shares at the Conversion Date and will reflect the Adjusted Purchase Price Values based upon the NAV Appraisals.   To avoid the issuance of fractional Ordinary Shares, all Conversion Shares issuable pursuant to this Agreement shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.10.                 Delivery of Merger Consideration Certificates.

(a)           On the Closing Date, ASSAC shall deliver to the General Partner of the Fund, one (1) share certificate evidencing the aggregate number of ASSAC Series A Preferred Shares issuable to all Partners of the Fund; in each case registered in the name of “The Partners of Stillwater Real Estate Fund”. Following the Closing, the General Partner may, at its option either (i) hold such share certificates for the benefit of such Partners pending the automatic conversion of such Series A Preferred Shares into Conversion Shares as contemplated pursuant to this Article II, or (ii) return such share certificates to ASSAC together with the names and mailing addresses of each of the individual Partners of the Fund and the number of ASSAC Series A Preferred Shares allocated to each such Person (the “Partner List”).  Within sixty (60) days of receipt of such certificates and Partner List, ASSAC may, in the exercise of its sole discretion based upon legal advice of counsel, distribute or direct the distribution of certificates representing the applicable number of ASSAC Series A Preferred Shares to the Persons on the Partner List.

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(b)           Following the Conversion Date, ASSAC shall either deliver physical stock certificates evidencing the Conversion Shares registered in the name of each individual Partner, or deliver such certificates in electronic format by DTC or other method, all as requested by the General Partner.

SECTION 2.11.                 Stillwater Payment.  ASSAC shall pay all consideration payable to Stillwater under the Stillwater Agreement on the Closing Date of the Merger.  In addition, all investments of Stillwater and/or SCP LLC in the Fund shall not be extinguished by reason of the Merger and shall be treated in the same manner as the investments of the Limited Partners of the Fund.

ARTICLE III.     REPRESENTATIONS AND WARRANTIES OF THE ASSAC PARTIES

Each of the ASSAC Parties, jointly and severally, represents and warrants to the Stillwater Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 3.1.                   Incorporation; Power and Authority.  ASSAC is duly organized, validly existing and in good standing under the laws of the Cayman Islands.  Mergerco is duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of the ASSAC Parties has (a) the corporate or partnership power and authority to own and operate its business as presently conducted and (b) all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 3.2.                   Valid and Binding Agreements.

(a)           The execution, delivery and performance by each of the ASSAC Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or equivalent action.  This Agreement has been duly executed and delivered by each of the ASSAC Parties and constitutes the valid and binding obligation of each of the ASSAC Parties, enforceable against each of them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which an ASSAC Party will become a party, when executed and delivered by or on behalf of ASSAC, will constitute the valid and binding obligation of such ASSAC Parties, enforceable against it in accordance with its terms, subject to the Remedies Exception.

(b)           Mergerco has been formed solely for the purpose of entering into this Agreement, the Ancillary Agreements and consummating the Merger.  Except for the foregoing, Mergerco has no assets or liabilities and has conducted no business and will conduct no business prior to the Closing Date.

SECTION 3.3.           SEC Filings.

(a)           ASSAC is a “foreign private issuer” (as such term is defined in Rule 3b-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has timely filed and is current in its filing of all periodic and other reports, schedules, statements and other documents (collectively, the “SEC Reports”) it is required to file with the Securities and Exchange Commission (“SEC”) under the Exchange Act.   To its Knowledge, none of the SEC Reports filed by ASSAC are currently being reviewed by the SEC and ASSAC has not received any letter of comments from the SEC that it has not, as yet, fully responded to.

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(b)           Each of the SEC Reports was prepared and complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, and any other Law applicable to the SEC Reports as in effect at the time it was filed or furnished (or, in the case of any registration statement or proxy statement, on the date of effectiveness or the date of mailing, respectively, and in the case of any SEC Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filings).  As of their respective dated of filing, effectiveness or mailing, as applicable (or, if amended or supplemented, as of the dates of such amendments or supplements) the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(c)           ASSAC has been and is in compliance with the applicable listing, corporate governance and other applicable rules and regulations of the American Stock Exchange, Inc.

(d)           ASSAC has established and maintains disclosure controls and procedures required by Exchange Act Rules 13a-14 and 15d-14.  Such disclosure controls and procedures are adequate and effective to ensure that information required to be disclosed by ASSAC is recorded and reported on a timely basis to its chief executive officer and chief financial officer by others within those entities.

(e)           Each of the consolidated financial statements of ASSAC contained in the SEC Reports (the “ASSAC Financial Statements”), together with the related schedules and notes thereto, complied as to form in all material respects, as of the date of filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly presents, in all material respects, the financial position of ASSAC as of the dates indicated and the statement of operations and stockholders’ equity and cash flows of ASSAC for the periods then ended.  The ASSAC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved (except, in the case of unaudited quarterly financial statements, subject to normal year-end adjustments consistent with GAAP).

(f)           The ASSAC Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and no action has been taken or, to the Knowledge of the ASSAC Parties, is contemplated, and no proceeding is pending or has been threatened in writing that would result in the suspension, cancellation or termination of such registration.

SECTION 3.4.           No Breach; Consents.  The execution, delivery and performance by the ASSAC Parties of this Agreement and the Ancillary Agreements to which either or both of the ASSAC Parties will become a party will not (a) contravene any provision of the Organizational Documents, if any, of the ASSAC Parties or the Registration Statement on Form S-1 (Registration No. 333-145163) declared effective by the SEC on January 16, 2008 (the “Registration Statement”) or the definitive prospectus included therein; (b) violate or conflict with any Law, Governmental Order Governmental Authorization or the rules and regulations of the American Stock Exchange; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against the ASSAC Parties or any Governmental Authorization that is held by the ASSAC Parties; (d) require any Governmental Authorization; (e) give any Governmental Entity or other Person the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under any Law, Governmental Order or Governmental Authorization; (f) cause the Stillwater Parties to become subject to, or to become liable for the payment of, any Tax; or (g) result on the creation or imposition of any Encumbrance.

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SECTION 3.5.          ASSAC Shareholder Approvals.  ASSAC shall use commercially reasonable efforts to obtain all Required Consents and the ASSAC Shareholder Approval required pursuant to this Agreement.

SECTION 3.6.          Brokerage.  Except as set forth on Schedule 3.6 hereto, none of the ASSAC Parties is required to pay any finders fee or other brokerage commissions in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.7.                   Capitalization.  ASSAC is duly authorized to issue the ASSAC Ordinary Shares and the ASSAC Preferred Shares pursuant to its Organizational Documents.  As at September 30, 2009, (a) an aggregate of 14,000,000 Ordinary Shares were issued and outstanding, (b) no Preferred Shares were issued and outstanding, and (c) warrants to issue an aggregate of 18,000,000 Ordinary Shares, at exercise prices of $7.50 per share (of which warrants to issue 5,725,000 Ordinary Shares have “cashless exercise” provisions) were issued and outstanding.   Since September 30, 2009, ASSAC sold and issued the ASSAC Executive Shares and has not issued or sold any other security.

SECTION 3.8.                   Board of Directors Authorization.  The board of directors of ASSAC has duly authorized the issuance of the ASSAC Series A Preferred Shares and Conversion Shares pursuant to this Agreement and the Additional Acquisition Agreements, subject at all times to ASSAC obtaining the ASSAC Shareholder Approval required hereby.

SECTION 3.9.                   No Material Adverse Changes.  Since September 30, 2009 there has not been:

(a)           any material adverse change in the financial position of ASSAC, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ASSAC;

(b)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of ASSAC whether or not covered by insurance;

(c)           any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the capital stock of ASSAC;

(d)           any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by ASSAC of any of its properties or assets; or

(e)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

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SECTION 3.10.                 Taxes.  ASSAC timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.

SECTION 3.11.                 Compliance with Laws.  ASSAC has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on ASSAC.

SECTION 3.12.                 No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of ASSAC;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which ASSAC is a party or by or to which it or any of its assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of ASSAC; or

(c)           violate any requirements of Law against, or binding upon,  ASSAC or upon the properties or business of  ASSAC or applicable to the transactions contemplated herein.

SECTION 3.13.                 Actions and Proceedings.   Except as set forth in the SEC Reports, ASSAC is not a party to any pending litigation or, to its Knowledge, any governmental investigation or proceeding not reflected in the ASSAC Financial Statements, and to the Knowledge of ASSAC, no material litigation, claims, assessments or non-governmental proceedings is threatened against it.

SECTION 3.14.                 Material Contracts.  This Agreement, the Additional Acquisition Agreements, the Ancillary Agreements, the exhibits filed with the Registration Statement (the original filing and all amendments thereto) and with the SEC Reports include all material Contracts to which ASSAC is currently a party (collectively, the “ASSAC Contracts”).  Each such ASSAC Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither ASSAC nor, to the Knowledge of ASSAC, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract would have a Material Adverse Effect on ASSAC or its assets and properties. ASSAC has not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such ASSAC Contracts, or granted any power of attorney with respect thereto. ASSAC has given or otherwise made available to Stillwater a true and correct fully executed copy of each material ASSAC Contract.

SECTION 3.15.                 Affiliated Transactions.  Except as set forth in the ASSAC Contracts or disclosed in the Registration Statement or SEC Reports, there does not exist any transaction between ASSAC or any officer, director, shareholder or other Affiliate of ASSAC.

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SECTION 3.16.                 Trust Account.  ASSAC currently maintains the sum of $115.0 Million in the Trust Account.

ARTICLE IV.     REPRESENTATIONS AND WARRANTIES OF THE STILLWATER PARTIES

Each of the Stillwater Parties jointly and severally represents and warrants to the ASSAC Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 4.1.           Incorporation; Power and Authority.  Each of Stillwater and the General Partner is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of New York or Delaware, respectively, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.  The Fund is a limited partnership, duly organized, validly existing and in good standing under the Laws of the State of Delaware, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 4.2.           Valid and Binding Agreement.

(a)           The execution, delivery and performance by each of the Stillwater Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or company action, as applicable.

(b)           This Agreement has been duly executed and delivered by each of the Stillwater Parties and constitutes the valid and binding obligation of each of the Stillwater Parties, enforceable against them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which any one or more of the Stillwater Parties will become a party, when executed and delivered by such entities, will constitute the valid and binding obligation of such entities, enforceable against them in accordance with its terms, subject to the Remedies Exception.

SECTION 4.3.           No Breach; Consents.  The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by each of the Stillwater Parties will not (a) to the extent applicable, contravene any provision of the Organizational Documents of such entities; (b) violate or conflict with any Law, Governmental Order or Governmental Authority; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or except for the Stillwater Partner Consents, require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against any of the Stillwater Parties; or (e) require any Governmental Authorization; or (e) result on the creation or imposition of any Encumbrance.

SECTION 4.4.                   Financial Statements, Books and Records.

(a)           Schedule 4.4 consists of (i) the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Fund as of December 31, 2006 and December 31, 2007 and for the fiscal year then ended (the “2006 and 2007 Financial Statements”), (ii) the unaudited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Fund as of December 31, 2008 and for the fiscal year then ended (the “2008 Financial Statements”), and (iii) the unaudited combined balance sheet and statement of income of the Fund for the comparative fiscal quarters ended September 30, 2009 and September 30, 2008 (the “Interim Financial Statements” and with the 2006 and 2007 Financial Statements and the 2008 Financial Statements, collectively, the “Financial Statements”); and in each case (other than the 2009 Financial Statements) all underlying information has been submitted to an accounting firm (the “Stillwater Accountants”) that is certified by the Public Company Accounting Oversight Board (“PCAOB”).

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(b)           On or before March 31, 2010, the Stillwater Parties will have delivered to ASSAC the audit of the 2008 Financial Statements accompanied by the unqualified audit opinion of the Stillwater Accountants.

(c)           On or before January 15, 2010, the Stillwater Parties will have delivered to ASSAC a letter from the Stillwater Accountants (the “Accountants Letter”), to the effect that the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Fund as of December 31, 2009 and the fiscal year then ended (the “2009 Financial Statements”) can be audited by such Stillwater Accountants, and (iii) that, subject to timely receipt of the NAV Appraisals, and other qualifications contained therein such audit can be completed by March 31, 2010.  In addition, the Stillwater Parties have issued to the Stillwater Accountants a direction to complete the audit of the aforesaid 2009 Financial Statements.

(d)           The Financial Statements fairly represent the financial position of the Stillwater Parties as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis with prior periods except as otherwise stated therein.

(e)           All accounts, books and ledgers of the Fund have been properly and accurately kept and completed in all material respects on a basis consistent with those of preceding accounting periods, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.  The books and records fairly and correctly set out and disclose, in all material respects, the current financial position and condition of the Fund. All financial transactions involving the Fund have been accurately recorded in the books and records and all such transactions represent actual, bona fide transactions.

(f)           As at September 30, 2009, to the Knowledge of the Stillwater Parties, 65% of the Estimated NAV of the Fund was approximately $20.8 million.   The General Partner and Stillwater anticipate that as at December 31, 2009, the Purchase Value of the Fund will be not less than $20.8 million.

SECTION 4.5.                   Subsidiaries, Partnerships, Joint Ventures.

Except as reflected on Schedule 4.5 hereto or with respect to holding companies wholly owned by the Fund used to hold assets of the Fund and for no other business purpose, the Fund does not have any Subsidiaries and does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise and does not control, directly or indirectly, any other Person.

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SECTION 4.6.                 No Material Adverse Changes.  Except as otherwise described on Schedule 4.5 hereto, since the date of the most recent Financial Statements there has not been:

(i)            any material adverse change in the financial position of the Stillwater Parties, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the Stillwater Parties;

(ii)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Stillwater Parties whether or not covered by insurance;

(iii)          any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the equity interests of any of the Stillwater Parties;

(iv)          any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by any of the Stillwater Parties of any of their properties or assets; or

(v)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 4.7.                 Taxes.  Each of the Stillwater Parties has timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on such Stillwater Party.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on any of the Stillwater Parties.

SECTION 4.8.                 Compliance with Laws.  Each of the Stillwater Parties has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on the Stillwater Parties.

SECTION 4.9.                 No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of any of the Stillwater Parties;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which the Stillwater Parties are a party or by or to which they or any of their assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of the Stillwater Parties; or

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(c)           violate any requirements of Law against, or binding upon,  the Stillwater Parties or upon the properties or business of  the Stillwater Parties or applicable to the transactions contemplated herein.

SECTION 4.10.                 Actions and Proceedings.   Except as set forth on Schedule 4.10, the Fund is not a party to any material pending litigation or, to the Knowledge of the Stillwater Parties, any governmental investigation or proceeding not reflected in the Financial Statements, and to the Knowledge of the Stillwater Parties, no material litigation, claims, assessments or non-governmental proceedings is threatened against the Fund.

SECTION 4.11.                 Agreements.  Schedule 4.11 sets forth each material Contract to which the Fund is a party or by or to which it or its assets, properties or business are bound or subject. Each such Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither the Stillwater Parties nor, to the Knowledge of the Stillwater Parties, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract. The Stillwater Parties have not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such contracts or arrangements, or granted any power of attorney with respect thereto. The Stillwater Parties have given or otherwise made available a true and correct fully executed copy of each material Contract to ASSAC.

SECTION 4.12.                 Redemption Claims.  Schedule 4.12 sets forth the names of each Limited Partner of the Fund who is owed amounts under outstanding Redemption Claims, (ii) the amount of each such Redemption Claim, and (iii) whether such Redemption Claim can be satisfied by the payment of consideration other than cash.  Except as set forth on Schedule 4.12, to the Knowledge of the Stillwater Parties no other Redemption Claims are pending.

SECTION 4.13.                 Intellectual Property.  Each of the Stillwater Parties has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) that are necessary or material for use in connection with its businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on the Stillwater Parties.  To the Knowledge of the Stillwater Parties, none of the Stillwater Parties have received a written notice that such Intellectual Property Rights used by it violates or infringes upon the rights of any Person. To the Knowledge of the Stillwater Parties, (a) all such Intellectual Property Rights are enforceable and (b) there is no existing infringement by another Person of any of such Intellectual Property Rights.

SECTION 4.14.                 Tangible Assets.  The Stillwater Parties have full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by  the Stillwater Parties, any related capitalized items or other tangible property material to the business of the Stillwater Parties (the “Tangible Assets”).   Each of the Stillwater Parties holds all right, title and interest in all the Tangible Assets owned by it as set forth on the Financial Statements or acquired by it after the date of the Financial Statements free and clear of all Encumbrances, except Permitted Encumbrances.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Stillwater Parties.

SECTION 4.15.                 Liabilities.   The Fund has no material Liabilities which are not fully, fairly and adequately reflected on the Financial Statements.

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SECTION 4.16.                 Operations of  the Fund.  From September 30, 2009 through the Closing Date, except as disclosed on Schedule 4.16 or the Financial Statements, the Fund has not and will not have:

(a)           declared or paid any dividend or declared or made any distribution of any kind to any shareholder, Limited Partner, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its membership interests;

(b)           except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(c)           disposed of any assets except in the ordinary course of business;

(d)           materially increased the annual level of compensation of any executive employee;

(e)           adopted, increased, terminated, amended or otherwise modified any plan for the benefit of its employees; or

(f)           issued any equity securities or rights to acquire such equity securities.

SECTION 4.17.                 Permits.  Each of the Stillwater Parties has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted (the “Permits”); all such Permits are in full force and effect and, to the Knowledge of the Stillwater Parties, no suspension or cancellation of any such Permit is threatened or will result from the consummation of the transactions contemplated by this Agreement and the other Ancillary Agreements or the transactions contemplated hereby and thereby.

SECTION 4.18.                 Employment Matters.  The Fund has not had or currently has any employees.  Each of the General Partner and Stillwater has complied in all material respects with all applicable requirements of Law relating to employment or labor.  To the Knowledge of the Stillwater Entities, no present or former employee, officer or director of the Stillwater Parties has, or shall have at the Closing Date, any claim against the Stillwater Parties for any matter including, without limitation, for wages, salary, vacation, severance, or sick pay except for the same incurred in the ordinary course of business for the last payroll period prior to the Closing Date. There is no: (a) charge or complaint against the Stillwater Parties alleging a violation of any requirements of Law relating to employment or labor, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Authority, (b) pending labor strike, slowdown, work stoppage or other material labor trouble affecting the Stillwater Parties and there has not been any of the forgoing during the past three years, (c) pending representation question respecting the employees of the Stillwater Parties, or (d) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Stillwater Parties is a party.  In addition, to the Knowledge of the Stillwater Parties: (i) none of the matters specified in clauses (a) through (d) above is threatened against the Stillwater Parties; (ii) no union organizing activities have taken place with respect to the Stillwater Parties; and (iii) no basis exists for which a claim may be made under any collective bargaining agreement to which the Stillwater Parties is a party.  The General Partner and Stillwater maintain a health insurance plan, but do not offer or participate in any other employment benefit plans.

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SECTION 4.19.                 Insurance.  Each of the Stillwater Parties has in effect insurance of the type and amount customary for the conduct of its business and has paid all insurance policy premiums due and has otherwise performed all of its obligations under each insurance policy to which it is a party.

SECTION 4.20.                 Brokers or Finders.  Other than as described in the Stillwater Agreement, no broker’s or finder’s fee will be payable by the Stillwater Parties in connection with the transactions contemplated by this Agreement.

SECTION 4.21.                 Securities Law Matters.  The ASSAC Series A Preferred Shares and any Conversion Shares (collectively, the “ASSAC Securities”) to be acquired by any of the Partners of the Fund, are being acquired for the account of such Persons with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act and applicable state securities laws.  Until registered for resale under the Securities Act, if any recipient of the ASSAC Securities who is a signatory to this Agreement should in the future decide to dispose of any of such ASSAC Securities, such Person may do so only in compliance with the registration requirements of the Securities Act and applicable state securities laws, as then in effect.  Each of the Stillwater Parties agrees that all certificates evidencing ASSAC Securities to be issued in connection with the Merger and other transactions contemplated hereby shall contain the imprinting, so long as required by law, of a legend on certificates representing such ASSAC Securities to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED JANUARY _____, 2010.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND ASIA SPECIAL SITUATION ACQUISITION CORP. WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

ARTICLE V.     POST-CLOSING COVENANTS

SECTION 5.1.                   Contribution to Capital.  On the Closing Date, and immediately following consummation of the Merger and its acquisition of Northstar or Allied Provident pursuant to the applicable Additional Acquisition Agreement, ASSAC shall contribute all, and not less than all, of the Limited Partnership Interests of the Surviving Entity owned of record by ASSAC as a result of the Merger to the capital of either or both of the following Persons, as determined by ASSAC in the exercise of its sole discretion: (a) Northstar Re Bermuda and/or Northstar Re Ireland (both Subsidiaries of Northstar), or (b) Allied Provident, all as shall be determined by ASSAC.

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SECTION 5.2.                   Boards of Directors of ASSAC and Investment Committee.

(a)           From and after the Closing Date, ASSAC shall use its best efforts to cause to be elected to the Board of Directors of ASSAC, and by their execution of this Agreement, each of (i) the Stillwater Parties, (ii) Noble Investment Fund Limited, and (iii) Allius Ltd. and their Affiliates agree to vote all of the ASSAC Ordinary Shares and all ASSAC Series A Preferred Shares, as applicable, owned of record by them at each general shareholders meeting of ASSAC in favor of the election to the Board of Directors of ASSAC of one (1) Person designated by Stillwater (the “Stillwater Designee”) and not less than five (5) other Persons who shall be designated by the members of the ASSAC Board of Directors (the “ASSAC Designees”).  The ASSAC Designees to the Board of Directors of ASSAC shall be set forth in the ASSAC Proxy Statement.  All of Richard Rudy, Jack Doueck and the Stillwater Designee (if other than either of the aforementioned Persons) shall be included under ASSAC’s officer/director liability policy in effect from time to time, commencing on the Closing Date.

(b)           From and after the Closing Date and for a period through and including March 31, 2013, the General Partner shall establish a three (3) Person investment committee, in accordance with the terms of the Management Agreement.

SECTION 5.3.           Registration of Conversion Shares.  Following the Closing Date, ASSAC shall use its commercially reasonable efforts to cause the Registration Statement (as that term is defined in the Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission and shall otherwise comply with all of its covenants and agreements contained in the Registration Rights Agreement.

SECTION 5.4.                   Payment of Affiliated Obligations.  As at the Closing Date, the aggregate amount of all Affiliated Obligations owed by Stillwater Real Estate Fund shall not exceed $1,950,000.  Following the Closing Date, the Surviving Entity shall commence to repay such Affiliated Obligations only after all Redemption Claims as at the Closing Date shall have been paid in full or otherwise satisfied, and then in accordance with the applicable provisions of the Management Agreement.

SECTION 5.5.                    Rescission.  The transactions contemplated by this Agreement may be rescinded prior to the Conversion Date, all as contemplated by the ASSAC Restated Articles or the ASSAC Series A Preferred Certificate of Designations.

ARTICLE VI.     CONDITIONS TO CLOSING

SECTION 6.1.                   Conditions to Stillwater Parties' Obligations.  The obligation of the Stillwater Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in their sole discretion, of each of the following conditions at or prior to the Closing:

(a)           The representations and warranties of the ASSAC Parties set forth in Article III will be true and correct as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties (without taking into account any supplemental disclosures after the date of this Agreement by the ASSAC Parties or the discovery of information by the Stillwater Parties.

(b)           Each of the ASSAC Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

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(c)        Each Required Consent required to be obtained by the ASSAC Parties will have been obtained and be in full force and effect and such actions as the Stillwater Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)       All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)       Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)        Pursuant to the terms and conditions of all or certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of the Fund and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)       ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)       The Stillwater Parties will have received evidence reasonably satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)        The ASSAC Parties shall have executed and delivered all of the Ancillary Agreements to which it is a Party; and

(j)        No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the ASSAC Parties.

SECTION 6.2.          Conditions to ASSAC Parties' Obligations.  The obligation of the ASSAC Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in the sole discretion of the ASSAC Parties, of each of the following conditions at or prior to the Closing:

(a)        The representations and warranties of the Stillwater Parties set forth in Article IV will be true and correct in all material respects as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties;

(b)       Each of the Stillwater Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)       Each Required Consent required to be obtained by the Stillwater Parties will have been obtained and be in full force and effect and such actions as the ASSAC Parties’ counsel may reasonably require will have been taken in connection therewith;

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(d)       All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)       Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)        Pursuant to the terms and conditions or all of certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of the Fund and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)       ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)        The Stillwater Parties will have received evidence satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)        ASSAC will have received evidence reasonably satisfactory to it that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or any Additional Acquisition Agreements;

(j)        The applicable Stillwater Parties shall have executed and delivered all of the Ancillary Agreements to which it or they is a Party; and

(k)        No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the Stillwater Parties.

SECTION 6.3.          Deferral of Merger and Consummation of Additional Acquisitions.

Notwithstanding anything to the contrary, express or implied, set forth above in this Article VI or elsewhere in this Agreement, in the event and to the extent that the Fund is unable to comply with its representations and covenants contained herein, on the Closing Date ASSAC may nonetheless elect to (a) terminate this Agreement and the transactions contemplated hereby and consummate the transactions contemplated by any one or more of the Additional Acquisition Agreements, or (b) defer the closing date of the Merger contemplated hereby until such time (but not later than December 31, 2010) as the Fund shall be able to comply with the terms of this Agreement.

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ARTICLE VII.          CLOSING AND CLOSING DATE

SECTION 7.1.          Closing Date.  On or before January 22, 2010 (the “Closing Date”), following the satisfaction or waiver of the conditions set forth in Article VI hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Hodgson Russ LLP, 1540 Broadway, 24th floor, New York, New York, at 9:00 a.m. or at such other place and on such other date as may be mutually agreed by the parties hereto, in which case Closing Date means the date so agreed.  The Closing will be effective as of the close of business on the Closing Date.  The Parties hereto acknowledge and agree that time is of the essence.

SECTION 7.2.          Deliveries.  Subject to the conditions set forth in this Agreement, on the Closing Date:

(a)          The ASSAC Parties will deliver to the Stillwater Parties or as directed by the Stillwater Parties:

(i)        the Merger Consideration consisting of the ASSAC Series A Preferred Shares, as evidenced by a copy of the Register of Members of ASSAC recording the issuance of such ASSAC Series A Preferred Shares;

(ii)       A certificate of the ASSAC Parties dated the Closing Date stating that the conditions set forth in Section 6.1 have been satisfied;

(iii)      the text of the resolutions adopted by the board of directors of ASSAC authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of ASSAC;

(iv)     each Ancillary Agreement to which ASSAC and/or Mergerco is a party, duly executed by ASSAC and/or Mergerco, as the case may be;

(v)      all Required Consents, duly executed by all appropriate parties; and

(vi)     evidence of filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and

(vii)     to the extent legally required, evidence of filing of the ASSAC Series A Preferred Certificate of Designations and Restated ASSAC Articles with the Registrar of Companies in the Cayman Islands;

(viii)   such other certificates, documents and instruments that the Stillwater Parties reasonably request for the purpose of (A) evidencing the accuracy of the ASSAC Parties' representations and warranties, (B) evidencing the performance and compliance by the ASSAC Parties with the agreements contained in this Agreement, (C) evidencing the satisfaction of any condition referred to in Section 6.1 or (D) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by the ASSAC Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to the Stillwater Parties and their counsel.

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(b)         The Stillwater Parties will deliver to ASSAC:

(i)        a certificate of the Stillwater Parties dated the Closing Date stating that the conditions set forth in SECTION 6.2 have been satisfied;

(ii)        the text of the resolutions adopted by the board of directors (or similar body) of each of the Stillwater Parties authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of Stillwater or the General Partner;

(iii)      each Ancillary Agreement to which any Stillwater Party is a party, duly executed by such Stillwater Party;

(iv)     all certificates, if any, evidencing Limited Partnership Interests, duly endorsed in blank for transfer;

(v)      all Required Consents, duly executed by all appropriate parties; and

(vi)     such other certificates, documents and instruments that the ASSAC Parties reasonably request for the purpose of (1) evidencing the accuracy of the Stillwater Parties' representations and warranties, (2) evidencing the performance and compliance by the Stillwater Parties with the agreements contained in this Agreement, (3) evidencing the satisfaction of any condition referred to in SECTION 6.2 or (4) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by each of the Stillwater Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to ASSAC and its counsel.

(c)          Simultaneous Deliveries.        All items delivered by the Parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

(d)          Waiver of Deliveries.        Notwithstanding anything to the contrary set forth above in this Article VII, in the event and to the extent that Fund is unable to consummate the transactions contemplated hereby by the Closing Date, by mutual agreement of ASSAC and Stillwater, the Closing Date hereunder may be extended to as late as December 31, 2010, or the Parties may agree to waive any deliveries otherwise required by this Agreement.

ARTICLE VIII.          TERMINATION

SECTION 8.1.          Termination.  This Agreement may be terminated prior to the Closing:

(a)       by the mutual written consent of ASSAC and Stillwater on behalf of all Parties;

(b)       by ASSAC, on behalf of all ASSAC Parties, if:

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(i)        any of the Stillwater Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before January 23, 2010 (the “Outside Date”); or

(iii)      any of the conditions set forth in Section 6.2 will have become impossible to satisfy and not otherwise waived;

(c)         by Stillwater, on behalf of all Stillwater Parties, if:

(i)        any of the ASSAC Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before the Outside Date; or

(iii)      any of the conditions set forth in Section 6.1 will have become impossible to satisfy and not otherwise waived.

SECTION 8.2.          Effect of Termination.  The right of termination under Section 8.1 is in addition to any other rights the parties may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement.  If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate except that Section 8.3 and Article IX will survive indefinitely unless sooner terminated or modified by the parties in writing.

SECTION 8.3.          Trust Fund. Notwithstanding anything to the contrary express or implied contained in this Article VIII or elsewhere in this Agreement, none of the Stillwater Parties nor any of their respective Affiliates shall have any lien, security interest, claim against or any other right to (a) any of the maximum $115.0 million principal amount of the proceeds held in that certain trust administered and maintained by Continental Stock Transfer & Trust Company, as trustee (and any successor trust or substitute arrangement) for the benefit of the public shareholders of ASSAC (the “Trust”), or (b) any interest earned on such maximum $115.0 million principal amount of proceeds held in the Trust.  Each of the Stillwater Parties and their Affiliates, do hereby expressly waive and relinquish any claim or other rights to the Trust, its corpus or any interest earned thereon.

ARTICLE IX.          GENERAL

SECTION 9.1.          Expenses.  Except as may be set forth in the Stillwater Agreement, each Party shall pay all expenses incurred by such party in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, documents and instruments contemplated by this Agreement (whether the transactions contemplated by this Agreement are consummated or not); provided, however, that upon consummation of the transactions contemplated by this Agreement, ASSAC shall pay all transactions costs and expenses incurred by the Stillwater Parties hereunder, or reimburse Stillwater (as the case may be) for any such expenses previously paid.

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SECTION 9.2.          Amendment and Waiver.  This Agreement may not be amended, a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced.  Neither the failure nor any delay by any Person in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.

SECTION 9.3.          Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five business days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device).  Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Stillwater Parties:

Stillwater Capital Partners, Inc.
41 Madison Avenue
New York, New York 10010
Attn:  Richard Rudy and Jack Doueck
Facsimile No.(212) 244-9506
Email: rrudy@stillwatercapital.com

With a copy to:

Herrick, Feinstein LLP
2 Park Avenue
New York, NY 10016
Attn: Irwin Latner, Esq.
Fax: (212) 545-3356
Email: ilatner@herrick.com

If to the ASSAC Parties:

Asia Special Situation Acquisition Corp.
c/o M&C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Attn: Gary T. Hirst, President
Email:  assac@domaincontact.net

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With a copy to:

Hodgson Russ LLP
1540 Broadway,
24th floor
New York, New York 10036
Attn:  Stephen A. Weiss, Esq.
Facsimile No. (212) 751-0928
Email:  sweiss@hodgsonruss.com

        SECTION 9.4    Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties to this Agreement.  Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

        SECTION 9.5    Complete Agreement.  This Agreement and, when executed and delivered, the Ancillary Agreements contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral.

        SECTION 9.6    Signatures; Counterparts.  This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

        SECTION 9.7    Governing Law.  THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF NEW YORK WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

        SECTION 9.8    Jurisdiction.  Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding.  Each party appoints CT Corporation System (the “Process Agent”) as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding.  Any party may make service on any other party by sending or delivering a copy of the process (i) to the party to be served or (ii) to the party to be served in care of the Process Agent at such address as shall be furnished by it.  The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.  Nothing in this Section 9.8 will affect the right of any party to serve legal process in any other manner permitted by law or in equity.

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        SECTION 9.9    Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.9.

        SECTION 9.10  Construction.  The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement.  In addition, each of the parties acknowledges that it is sophisticated and has been advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The parties intend that each representation, warranty and agreement contained in this Agreement will have independent significance.  If any party has breached any representation, warranty or agreement in any respect, the fact that there exists another representation, warranty or agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty or agreement.  Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The headings preceding the text of articles and sections included in this Agreement and the headings to the schedules and exhibits are for convenience only and are not be deemed part of this Agreement or given effect in interpreting this Agreement.  References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to or attached to this Agreement, unless otherwise specified.  The word “including” means “including without limitation.”  A statement that an action has not occurred in the past means that it is also not presently occurring.  When any party may take any permissive action, including the granting of a consent, the waiver of any provision of this Agreement or otherwise, whether to take such action is in its sole and absolute discretion.  The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement.  A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a true and correct copy of the item has been delivered.

        SECTION 9.11  Time of Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the date first above written.

ASSAC SPECIAL SITUATION		STILLWATER CAPITAL PARTNERS, INC.
ACQUISITION CORP.
By:
Name:
By:		Title:
Name:	Gary T. Hirst
Title:	President	STILLWATER CAPITAL PARTNERS, LLC

STILLWATER REAL ESTATE PARTNERS		By:
MERGERCO LP		Name:
(a Delaware limited partnership)		Title:	General Partner
By: Stephen A. Weiss, General Partner
STILLWATER REAL ESTATE PARTNERS LP
(a Delaware limited partnership)
By:		By: Stillwater Capital Partners, LLC
Name:		(general partner)
Title:	Authorized Signatory
By:
ACCEPTED and Agreed to			Jack Doueck, Managing Member
solely with respect to Section 5.2(a) above:

NOBLE INVESTMENT FUND LIMITED
by: Pure Glow Investments LLC

By:
Arie Jan van Roon, Manager

ALLIUS LTD.

By:
Dr. Gary T. Hirst, Authorized Signatory

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SCHEDULE A

NAV Valuation Methods

Net Asset Value is generally equal to the amount by which the value of the assets of the applicable Person exceeds the amount of its liabilities.  Net Asset Value determinations are made by the Appraiser or Auditor (the “Asset Appraiser”) in accordance with U.S. generally accepted accounting principles and in accordance with the following criteria:

(a)       No value will be assigned to goodwill;

(b)       All accrued debts and liabilities will be treated as liabilities, including but not limited to, estimated expenses for accounting, legal, administrative and other operating expenses (including all fees payable under the Management Agreement) and such reserves for contingent liabilities of the applicable Person, including estimated expenses, if any, in connection therewith, as the Asset Appraiser shall determine;

(c)       Loans, loan participations and other similar assets owned by an applicable Person will generally be carried at the high range of fair market value as determined by the Asset Appraiser, and will be subject to an independent valuation review as frequently as determined by the Asset Appraiser.  These independent valuation reviews will provide the applicable Person with opinions on whether specific pieces of collateral are in need of re-valuation.  The Asset Appraiser, on the basis of this information, will determine whether a specific loan or other asset needs to be re-priced;

(d)       In the case of investments in private investment funds or other vehicles which are not readily marketable, in the absence of an independent fair market value appraisal or audit, the net asset value calculation provided by the administrators or managers of those underlying funds or vehicles will be used in determining an applicable Person’s Net Asset Value.

(e)       Securities or commodities (which for valuation purposes hereunder may include weather derivatives and other financial instruments trading on or off, as the case may be, commodities exchanges) that are listed on a national securities or commodities exchange, as the case may be, shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date, or if trading in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date was reported on the consolidated tape, their last sales price on the consolidated tape (or, in the event that the date of determination is not a date upon which a securities or commodities exchange was open for trading, on the last prior date on which such securities or commodities exchange was so open not more than 10 days prior to the date of determination). If no such sales of such securities or commodities occurred on either of the foregoing dates, such securities or commodities shall be valued at the “bid” price for long positions and “asked” price for short positions on the largest securities or commodities exchange (by trading volume in such security) on which such securities or commodities are traded, on the date of determination, or, if the “bid” price for long positions and “asked” price for short positions in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date were reported on the consolidated tape, the “bid” price for long positions and “asked” price for short positions on the consolidated tape (or, if the date of determination is not a date upon which such securities or commodities exchange was open for trading, on the last prior date on which such a securities or commodities exchange was so open not more than 10 days prior to the date of determination);

(f)       Securities and commodities that are not listed on an exchange but are traded over-the-counter shall be valued at representative “bid” quotations if held long and representative “asked” quotations if held short;

(g)      For securities and commodities not listed on a securities or commodities exchange or quoted on an over-the-counter market, but for which there are available quotations, such valuation will be based upon quotations obtained from market makers, dealers or pricing services;

(h)      Options that are listed on a securities or commodities exchange shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume) on which such options shall have traded on such date; provided, that, if the last sales prices of such options do not fall between the last “bid” and “asked” prices for such options on such date, then the Asset Appraiser shall value such options at the mean between the last “bid” and “asked” prices for such options on such date;

(i)       Illiquid assets will be valued at their the high range of the fair market value (which in most cases may be at cost if that is a fair approximation of value), as determined by the Asset Appraiser (with appropriate input from the investment manager or portfolio manager under the Fund’s management agreement);

(j)        Preferred shares, preferred stock or other senior equity securities shall be valued at 100% of their per share stated or liquidation value, with such discounts from such stated or liquidation value as the investment manager or portfolio manager under the Fund’s management agreement and ASSAC shall, in good faith determined from time to time;

(k)       All other assets shall be valued at such value as the Asset Appraiser may reasonably determine (with appropriate input from the investment manager or portfolio manager under the Fund’s management agreement); and

(l)        Securities and commodities not denominated in U.S. dollars shall be translated into U.S. dollars at prevailing exchange rates as the Asset Appraiser may reasonably determine.

If the Asset Appraiser determines, in its sole discretion, that the valuation of any asset, security or other instrument pursuant to the foregoing does not fairly represent its market value, the Asset Appraiser (with appropriate input from the Investment Manager and ASSAC) shall value such security or other instrument as it reasonably determines and shall set forth the basis of such valuation in writing to the investment manager or portfolio manager under the Fund’s management agreement and to ASSAC.

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 31st day of December 2009, by and among Asia Special Situation Acquisition Corp., a Cayman Islands corporation (“ASSAC”); Stillwater WPB Fund Merger Co I LP, a Delaware limited partnership (“Mergerco”); Stillwater WPB Venture Partners I LP, a Delaware limited partnership (“Stillwater WPB I.”); Stillwater WPB Venture Partners II LP, a Delaware limited partnership (“Stillwater WPB II.”); Stillwater Capital Partners, LLC, a Delaware limited liability company (“SPC LLC”); and Stillwater Capital Partners, Inc., a New York corporation (“Stillwater”).  The Stillwater WPB I and the Stillwater WPB II are hereinafter sometimes individually referred to as a “Fund” and collectively as the “Funds”.  ASSAC and Mergerco are hereinafter sometimes collectively referred to as the “ASSAC Parties” and the Funds, the General Partner and Stillwater are hereinafter sometimes collectively referred to as the “Stillwater Parties”.  The ASSAC Parties and the Stillwater Parties are hereinafter sometimes collectively referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, ASSAC owns 100% of the issued and outstanding partnership interests of Mergerco; and

WHEREAS, SCP LLC is the general partner of the Funds; and

WHEREAS, SCP LLC desires to exchange all of the assets and capital of the Funds, subject to their liabilities and obligations, solely for ASSAC Series A Preferred Shares, and ASSAC desires to acquire all of the assets and capital of the Funds, subject to their liabilities and obligations, through (i) the merger of each of Stillwater WPB II and Mergerco with and into Stillwater WPB I. (the “Merger”), all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of ASSAC and Mergerco and SCP LLC, as the general partner of the Funds, each believe that the Merger and related transactions contemplated hereby are in the best interests of their respective Persons, and have each approved and adopted the form, terms and provisions of this Agreement and the Merger; and

WHEREAS, ASSAC and SCP LLC, in its capacity as general partner of the Funds, and have respectively agreed to issue and to accept the “Merger Consideration” (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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ARTICLE I.          DEFINITIONS

“Additional Acquisition Agreements” means the various agreements and plan of merger, asset purchase agreement and other agreements and instruments, all in form and content satisfactory to Stillwater, ASSAC and the other Persons who are parties thereto, pursuant to which, inter alia, ASSAC or a Subsidiary of ASSAC shall acquire, in addition to its Acquisition of the Funds pursuant to this Agreement, any or all of: (a) the Amalphis Exchange Shares pursuant to the Amalphis Exchange Agreement, (b) all or substantially all of the equity and assets (subject to assumption of liabilities) of all or certain of the Additional Stillwater Funds, (c) all or substantially all of the assets (subject to assumption of liabilities) of the Wimbledon Funds, and (d) all or substantially all of the equity of Northstar.

“Additional Stillwater Funds” means, in addition to the Funds contemplated by this Agreement, those additional entities, consisting of asset backed lending funds, real estate funds, hedge funds and fund of funds that are managed by Stillwater or an Affiliate thereof and listed in Section 1.1 of the Stillwater Agreement.

“Adjusted Purchase Value” means 100% of the Appraised NAV.

“Affiliate” means any one or more Person controlling, controlled by or under common control with any other Person.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Allied Provident” shall mean Allied Provident Insurance Company, a Barbados exempted insurance company, and a wholly-owned subsidiary of Amalphis.

“Amalphis Exchange Agreement” means the share exchange agreement, dated as of December 31, 2009 among Amalphis Group, Inc., a British Virgin Islands corporation (“Amalphis”), Rineon Group, Inc., a Nevada corporation (“Rineon”), NatProv Holdings, Inc., a British Virgin Islands corporation (“NatProv”), ASSAC, and the other parties signatory thereto, pursuant to which, inter alia, in exchange for additional ASSAC Series A Preferred Shares, ASSAC shall acquire, through its receipt of the Amalphis Exchange Shares, a controlling interest in Amalphis and its consolidated Subsidiaries, including without limitation, Allied Provident and (if acquired) the Wimbledon Funds.

“Amalphis Exchange Shares” shall mean all of the issued and outstanding shares of Amalphis Series A preferred stock that are issued pursuant to the Amalphis Exchange Agreement.

“Ancillary Agreements” means the Certificate of Merger, the ASSAC Series A Preferred Certificate of Designations, the ASSAC Restated Articles, the Management Agreement, the Registration Rights Agreement and the Stillwater Agreement.

“Appraised NAV” means the Net Asset Value of the Funds as at December 31, 2009, as audited or appraised pursuant to NAV Appraisals which shall be based upon the NAV Valuation Methods.

“ASSAC Articles” means the Memorandum and Articles of Association of ASSAC, as at the date of this Agreement.

“ASSAC Executive Shares” shall mean the maximum of 10,746,667 restricted ASSAC Ordinary Shares issued to Marshall Manley (“Manley”) and his Affiliates and business associates (collectively, the “ASSAC Executive Group”).

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“ASSAC Ordinary Shares” means the collective reference to (a) the 50,000,000 ordinary shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 250,000,000 ordinary shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Preferred Shares” means the collective reference to (a) the 1,000,000 preferred shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 10,000,000 preferred shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Proxy Statement” means the proxy statement that is prepared by the Parties and mailed to the holders of ASSAC Ordinary Shares prior to the date of the ASSAC Shareholders Meeting.

“ASSAC Restated Articles” means the Amended and Restated Memorandum and Articles of Association of ASSAC in the form of Exhibit A annexed hereto and made a part hereof.

“ASSAC Series A Preferred Shares” means up to a maximum of 1,000,000 ASSAC Preferred Shares, to be designated as ASSAC Series A Preferred Shares pursuant to the ASSAC Series A Preferred Certificate of Designations and issued to the respective holders pursuant to this Agreement and the Additional Acquisition Agreements; which ASSAC Series A Preferred Shares shall, among other things (but subject in all cases to the terms of the ASSAC Series A Preferred Certificate of Designations):

        (a)         have a par value of $0.0001 per share;

(b)       have a liquidation value and stated value of $1,000.00 per share;

(c)       commencing on the Conversion Date pay per share dividend, semi-annually at the rate of 5% per annum, accruing from the issuance date thereof, on the Adjusted Purchase Value, in the form of additional Conversion Shares;

(d)       vote on an “as converted” basis, together with the ASSAC Ordinary Shares, on all matters requiring the approval or ratification of shareholders of ASSAC;

(e)       on the Conversion Date, automatically (and without any action on the part of the holder or ASSAC) commence to convert into Conversion Shares at the Conversion Price then in effect, at the rate (rounded off to the nearest full Conversion Shares) of one-sixth (or 16.66%) of the total number of ASSAC Series A Preferred Shares held by each holder on the last day of each month commencing July 31, 2010 so that all of the ASSAC Series A Preferred Shares issued pursuant to the terms of this Agreement and the Additional Acquisition Agreements will be fully converted into Conversion Shares on December 31, 2010;

(f)        provide that each ASSAC Preferred Share issuable to the Partners of the Funds shall be convertible at the Conversion Ratio applicable to such Fund; and

(g)      contain such other terms and conditions as shall be set forth in the ASSAC Series A Preferred Certificate of Designations.

 “ASSAC Series A Preferred Certificate of Designations” means the certificate of designation for the issuance of the ASSAC Series A Preferred Shares, in the form of Exhibit B annexed hereto and made a part hereof, or, if not permitted under applicable Law, the ASSAC Restated Articles used for the same purpose.

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“ASSAC Shareholder Approval” means the required affirmative consent, vote and ratification at the ASSAC Shareholders Meeting by the holders of ASSAC Ordinary Shares (the “ASSAC Shareholders”) of (i) this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, (ii) the increase in the authorized share capital of ASSAC, (iii) adoption of the ASSAC Restated Articles, (iv) the consummation of ASSAC’s acquisition of the Additional Stillwater Funds, the Amalphis Exchange Shares and (if applicable) the Wimbledon Funds, all pursuant to the terms and conditions of the Additional Acquisition Agreements, (v) if applicable, the consummation of ASSAC’s acquisition of Northstar, (vi) the change of the corporate name of ASSAC to Genova Financial Group, Inc., or such other name as shall be acceptable to ASSAC and the Stillwater Parties, and (viii) the other proposals set forth in the ASSAC Proxy Statement.

“ASSAC Shareholders Meeting” means the meeting of the ASSAC Shareholders held on or before January 19, 2010 in accordance with the ASSAC Proxy Statement.

“Auditors” means the independent auditors engaged to audit the Funds as at December 31, 2009 and for the fiscal year then ended.

“Certificate of Merger” means the certificate evidencing the Merger of (a) Stillwater AB Fund Delaware II with and into the Surviving Entity, and (b) Mergerco with and into the Surviving Entity, and in the form of Exhibit C annexed hereto and made a part of hereof.

“Consent” means any authorization, consent, approval, filing, waiver, exemption or other action by or notice to any Person.

“Contract” means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

“Conversion Date” shall mean July 31, 2010.

“Conversion Price” shall mean $7.50, as the same may from time to time be adjusted prior to the Conversion Date pursuant to the ASSAC Series A Preferred Certificate of Designations.

“Conversion Ratio” shall mean, as to the Funds, that ratio (expressed as “___:1”) of that number of Conversion Shares into which one (1) full ASSAC Series A Preferred Share issued to the Partners of such Fund shall be converted; all as determined in accordance with Section 2.9 of this Agreement.

 “Conversion Shares” shall mean that number of Ordinary Shares of ASSAC issuable upon conversion of the Series A Preferred Shares, as shall be calculated by dividing: (i) the Purchase Value applicable to each of the Stillwater WPB I and Stillwater WPB II, which Purchase Value shall be adjusted on or prior to the Conversion Date to the Adjusted Purchase Value; by (ii) the Conversion Price then in effect.

“Effective Time” shall mean the time on which the Merger shall be consummated through the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

“Estimated NAV” means the unaudited Net Asset Value of the Funds as at December 31, 2009, as estimated in good faith by Stillwater, all in accordance with this Agreement.

“Encumbrance” means any charge, claim, community property interest, easement, covenant, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

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“General Partner” shall mean (a) prior to the Effective Time of the Merger, SCP LLC, and (b) upon and following the Effective Time of the Merger, a Person designated by ASSAC.

 “General Partner’s Interest” shall mean, as the context may require each of (a) the percentage interests of SCP LLC (as the existing General Partner of the Funds) in the assets, liabilities and capital of the Funds, and (b) the percentage interest of the general partner in the assets, liabilities and capital of Mergerco.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued, granted, given, made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“Insolvency Event” shall mean as to any Party or Parties, if any such Party or Parties: (a) shall make an assignment for the benefit of creditors; (b) if a receiver, liquidator or trustee shall be appointed for such Party or Parties), (c) shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Party or Parties, or (d) if any proceeding for the dissolution or liquidation of such Party or Parties shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Party or Parties, upon the same not being discharged, stayed or dismissed within sixty (60) days.

“Knowledge” means, with respect to the Stillwater Parties, any fact or circumstance actually known to any of Richard Rudy, Jack Doueck or Brian Bytof, or which any of such Persons should have known after reasonable inquiry, and, with respect to the ASSAC Parties, any fact or circumstance actually known to any member of the Board of Directors of ASSAC or the executive officers or management of ASSAC or which any of such Persons should have known after reasonable inquiry.

“Law” means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“Limited Partners” shall mean, as the context may require, each of the holders of the Limited Partnership Interests in each of Stillwater WPB I, Stillwater WPB II and Mergerco.

“Limited Partnership Interests” shall mean the context may require, (a) the pro-rata percentage interests of each of the Limited Partners in the assets, liabilities and capital of each of Stillwater WPB I and Stillwater WPB II, all as calculated and determined in accordance with the Organizational Documents of such Funds, and (b) the percentage interest of ASSAC, as sole Limited Partner of Mergerco.

“Litigation” means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator or mediator.

“Management Agreement” shall mean the management agreement between Stillwater and ASSAC, in the form of Exhibit D annexed hereto and made a part hereof.

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“Material Adverse Effect” shall mean (a) with respect to any of the Stillwater Parties, any event or condition that could reasonably be expected to have a material adverse effect on the business, assets, results of operations, financial condition or prospects of any of such Stillwater Parties, and (b) with respect to ASSAC, any event or condition that could reasonably be expected to prevent or cause ASSAC to be unable to consummate the Merger, pay the Merger Consideration or otherwise perform its obligations under this Agreement, the Ancillary Agreements or any of the Additional Acquisition Agreements.

“Merger Consideration” means the aggregate of 23,075 ASSAC Series A Preferred Shares that are to be issued to the Partners of the Funds on the Closing Date pursuant to this Agreement, and allocated to the Partners of the Funds in accordance with Section 2.7 hereof.

“NAV Appraisals” shall mean the appraisals of the Net Asset Values of the Funds, prepared or to be prepared by Houlihan Smith Inc., or other business appraisal firm or auditing firm (the “Appraiser”) as shall be reasonably acceptable to Stillwater and ASSAC, in accordance with the NAV Valuation Methods or such other recognized methods of valuing such assets and liabilities that are reasonably acceptable to such Parties.

“NAV Valuation Methods” means the methods used in valuing the net asset values of various types of assets that are set forth on Schedule A annexed hereto and made a part hereof, or such other valuation methods as shall be reasonably satisfactory to ASSAC.

“Net Asset Value” or “NAV” means, as at any date in question, with respect to the Funds: (a) the net asset value of each of the Funds as determined in accordance with the NAV Valuation Methods, less (b) all liabilities and obligations of such Fund, including without limitation, all accounts payable, accrued expenses, notes payable, all outstanding Affiliated Obligations and the aggregate amount of all outstanding Redemption Claims.

“Non-Performing Fund” shall mean any one or more of the Funds that, for any reason or no reason, are unable or unwilling to perform their individual obligations under this Agreement, including, without limitation, the inability to timely deliver to ASSAC and its representatives the requisite financial information required hereby and pursuant to the Securities Act of 1933, as amended.

“Northstar” means Northstar Group Holdings, Ltd., a Bermuda corporation.

“Northstar Merger Agreement” means one of the Additional Acquisition Agreements pursuant to which, inter alia, ASSAC shall acquire 100% of the share capital and capital stock of Northstar.

“Organizational Documents” means (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the limited liability company agreement and articles or certificate of formation of a limited liability company, (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (vi) any amendment to any of the foregoing.

“Partners” shall mean the collective reference to, the General Partner and the Limited Partners of the Funds.

“Permitted Encumbrances” shall mean (a) any and all Encumbrances which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings by a Party hereto; (b) all material cashiers’, workers’, mechanics’, carriers’, repairers’ and other similar liens imposed by law and incurred in the ordinary course of business; and (c) other Encumbrances which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby and would not otherwise reasonably be expected to have a Material Adverse Effect.

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“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Entity or other entity.

“Process Agent” has the meaning set forth in Section 9.8.

“Purchase Value” means $23,075,000, representing sixty-five (65%) Percent of the $35,500,000 aggregate Estimated NAV of the Funds.

“Redemption Claims” means the outstanding amounts (whether payable in cash or in other property) owed to any and all Limited Partners of any of the Funds who have notified Stillwater or SCP LLC, or may prior to the Closing Date notify Stillwater or SCP LLC that such Persons either (a) seek to withdraw their capital from one or more of the Funds, or (b) are owed money in connection with the redemption of their shares from such Fund(s).

“Registration Rights Agreement” means the agreement of ASSAC to register all of the Conversion Shares issuable under this Agreement and the Additional Acquisition Agreements for resale under the Securities Act, all in accordance with the terms and conditions set forth in Exhibit E annexed hereto and made a part hereof.

“Remedies Exception,” when used with respect to any Person, means except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

“Required Consents” means all Consents required to consummate the transactions contemplated by this Agreement, including without limitation:

(a)        the approvals and Consents of those Limited Partners of each of Stillwater WPB I and Stillwater WPB II who own of record not less than fifty-one (51%) percent of all Limited Partnership Interests of such Funds (the “Stillwater Partner Consents”); and

        (b)        the ASSAC Shareholder Approvals.

“Stillwater Agreement” means the letter agreement, dated December 18, 2009, between Stillwater, ASSAC and certain other Persons, and attached memorandum, in the form of Exhibit F annexed hereto and made a part hereof.

“Subsidiary” means any Person in which a majority or more of the outstanding shares of capital stock of which, and/or the power to elect a majority of the members of the board of directors or board of managers of which, is owned, directly or indirectly, by another Person.

“Taxes” means all taxes, charges, fees, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, including all interest and penalties thereon, and additions to tax or additional amounts imposed by any Governmental Entity.

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“Wimbledon Acquisition Agreement” means the collective reference to the asset purchase agreements between the Wimbledon Funds, Allied Provident and a newly formed Cayman Islands Subsidiary of Allied Provident (the “Wimbledon Purchaser”), expected to be entered into between the Execution Date and the Closing Date, pursuant to which, inter alia, the Wimbledon Purchaser shall acquire all of the assets (subject to assumption of all of the liabilities) of the Wimbledon Funds, in exchange for that number of Amalphis Exchange Shares have a United States dollar stated value equal to the estimated Net Asset Value of the Wimbledon Funds as at December 31, 2009.

“Wimbledon Funds” shall mean Wimbledon Financing Master Fund Ltd. and WREF Fund, both Cayman Islands exempted companies.

Certain terms not defined above are defined in the sections below.

ARTICLE II.   THE MERGER

SECTION 2.1.          The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”):

(a)        Stillwater WPB II shall be merged with and into Stillwater WPB I, and

(b)       Mergerco shall be merged with and into Stillwater WPB I.

Following the Effective Time, the separate limited partnership existence of Stillwater WPB II and the separate limited partnership existence of Mergerco shall cease and Stillwater WPB I shall continue as the surviving limited partnership of the Merger (the “Surviving Entity”).  The Surviving Entity shall succeed to all of the rights, assets and properties and assume all of the liabilities and obligations of each of Stillwater WPB II and Mergerco in accordance with the Delaware Limited Partnership Act.  Stillwater WPB I, Stillwater WPB II and Mergerco are hereinafter sometimes collectively, referred to as the “Constituent Entities” of the Merger.

SECTION 2.2.          Effective Time  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file the Certificate of Merger executed in accordance with the relevant provisions of the Delaware Limited Partnership Act and shall make all other filings or recordings required under the Delaware Limited Partnership Act.  The Merger shall become effective at such time as the Certificates of Merger is duly filed with the Delaware Secretary of State, or at such other time as ASSAC and Stillwater shall agree should be specified in the Certificate of Merger.

SECTION 2.3.          Effects of the Merger  The Merger shall have the effects set forth in the applicable provisions of the Delaware Limited Partnership Act.

SECTION 2.4.          Organizational Documents and Management Agreement

(a)        The Organizational Documents of Stillwater AB Fund Delaware I as in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

(b)        The management agreements as in effect for each of the Funds immediately prior to the Effective Time shall be terminated and shall be replaced by the Management Agreement with ASSAC on and subsequent to the Effective Time until thereafter changed or amended as provided pursuant to the Stillwater Letter or as otherwise mutually agreed between Stillwater and ASSAC.

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SECTION 2.5.          Management of the Surviving Entity.

(a)          The General Partner.    A Person appointed by ASSAC at the Effective Time of the Merger shall be the General Partner of the Surviving Entity and such Person shall continue to serve in such capacity until the earlier of its resignation or removal or until its respective successors are duly elected and qualified, as the case may be.

(b)         Management.  The management of the investments of the Surviving Entity shall continue to be managed by Stillwater pursuant to the Management Agreement, as the same may be amended or modified from time to time in accordance with the terms hereof.

SECTION 2.6.          Effect on Equity Interests

As of the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or other holders of any Ordinary Shares, ASSAC Preferred Shares, capital stock of Stillwater, limited liability members interests of the General Partner, General Partners Interests or Limited Partnership Interests (collectively, the “Equity Interests”):

(a)          ASSAC Ordinary Shares.        Each issued and outstanding ASSAC Ordinary Share shall remain issued and outstanding following the Effective Time of the Merger.

(b)          Stillwater and General Partner Owners Equity Interests.        All of the issued and outstanding (i) shares of capital stock of Stillwater, and (ii) limited liability company members interests of SCP LLC shall remain issued and outstanding following the Effective Time of the Merger.

(c)          General Partners Interests.    Subject to the provisions of Section 2.11 below, the General Partners Interests:

(i)        as to each of Mergerco and Stillwater WPB II, shall be cancelled and retired and shall cease to exist; and

(ii)        as to the Surviving Entity, shall remain with and be fully vested in, the General Partner.

(d)         Limited Partnership Interests.        The Limited Partnership Interests:

(i)        as to each of Stillwater WPB I and Stillwater WPB II, shall automatically be canceled and retired and shall cease to exist; and such Limited Partnership Interests shall be automatically converted into the right to receive the applicable amount of Merger Consideration payable with respect to each such Limited Partnership Interest, as provided herein; and

(ii)        as to Mergerco, shall be converted into and exchanged for one hundred percent (100%) of all Limited Partnership Interests in the Surviving Entity.

(e)         Outstanding Affiliated Obligations.        Except for the obligation to pay not in excess of $0.0 of accrued management fees or incentive fees as at the Effective Time of the Merger (which shall be repaid in accordance with Section 5.4 below, by virtue of the Merger and without any action on the part of any Party, all accounts payable, notes payable or other payment obligations of any of the Constituent Entities to SCP LLC or Stillwater or any Affiliate of SCP LLC or Stillwater (collectively, the “Affiliated Obligations”), shall automatically be deemed to be canceled and retired and shall cease to exist.  Notwithstanding the foregoing, if Stillwater, in the exercise of its reasonable discretion and upon prior written notice to ASSAC, shall make one or more loans or advances to the Funds, or any of them, solely for the purpose of protecting assets and collateral in such Fund(s), Stillwater shall be repaid such loans and advances by such Fund(s) in accordance with the terms thereof and such loans or advances shall not be deemed canceled or retired; provided, that the terms and conditions (including repayment terms) of any of such loans or advances shall have been approved in advance by ASSAC, which approvals shall not be unreasonably withheld.

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(f)        Constituent Entities Rights and Options.        As at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each warrant, option or other right to purchase Equity Interests of any of the Constituent Entities of the Merger shall automatically be deemed to be canceled and retired and shall cease to exist.

(g)        Certificates.        At the Effective Time and against receipt of the Merger Consideration set forth in Section 2.7, to the extent that any of the Limited Partnership Interests are certificated, the Limited Partners of the Funds shall deliver to ASSAC the certificates of Limited Partnership Interests evidencing all, and not less than all, of the Equity Interests of the Limited Partners of the Funds, which certificates shall be duly endorsed in blank for transfer with the signatures of the record owners appropriately guaranteed in a manner reasonably satisfactory to ASSAC.  All Merger Consideration paid in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to 100% of such Equity Interests.

SECTION 2.7.          Merger Consideration         At the Effective Time of the Merger, ASSAC shall deliver the Merger Consideration based on the Purchase Value available to the Parties as at the Effective Time of the Merger.

(a)        Such Merger Consideration shall be payable as follows:

(i)        all of the Partners of Stillwater WPB I shall receive 9,750 ASSAC Series A Preferred Shares, representing the $9.75 million Purchase Value attributable to the Stillwater WPB I as at December 31, 2009; and

(ii)        all of the Partners of Stillwater WPB II shall receive 13,325 ASSAC Series A Preferred Shares, representing the $13.325 million Purchase Value attributable to the Stillwater WBP II as at December 31, 2009.

(b)        To the extent applicable, ASSAC Series A Preferred Shares shall be issued to the Partners in fractions of a share.  No fractional Conversion Shares shall be issued upon automatic conversion of such Series A Preferred Shares, rather such Conversion Shares shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.8.          Adjusted Purchase Value; NAV Appraisals and 2009 Audited Financial Statements.

(a)        The Stillwater Parties shall deliver the NAV Appraisals for the Funds to ASSAC and the Auditors on or before February 28, 2010, and cause the Auditors or Appraiser, as the case may be, to provide ASSAC with the Appraised NAV (together with the audited financial statements of the Funds as at December 31, 2009 and for the fiscal year then ended (the “2009 Audited Financial Statements”) on or before March 31, 2010.  The calculations of the NAV Appraisals by the Appraiser as audited by the Auditors in the 2009 Audited Financial Statements shall be final and binding upon all Parties hereto.

(b)        Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements, the Adjusted Purchase Value of the Funds shall be determined.  As provided in the ASSAC Series A Preferred Certificate of Designations there shall be a post-Closing adjustment to the Conversion Shares and the Conversion Ratio, as provided in Section 2.9 below.

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SECTION 2.9.          Conversion of ASSAC Series A Preferred Shares; Conversion Ratio.

Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements of the Funds, the number of Conversion Shares and the Conversion Ratio shall be recalculated, as follows:

(a)        the aggregate number of Conversion Shares that are issuable to all of the Partners of the Funds upon automatic conversion of all ASSAC Series A Preferred Shares previously issued to the Partners of each Fund, respectively, shall automatically, and without any further action, be adjusted and determined by dividing (i) the Adjusted Purchase Value of each such Fund, by (ii) the Conversion Price then in effect;

(b)        the Conversion Ratio applicable to each of Funds shall be automatically and without any further action adjusted and determined by dividing the (i) aggregate number of Conversion Shares applicable to such Fund, as determined in accordance with Section 2.9(a) above, by (ii) the number of ASSAC Series A Preferred Shares issued at Closing to all of the Partners of such Fund; and

(c)        the number of Conversion Shares issuable to each individual Partner of the Funds, upon automatic conversion of all ASSAC Series A Preferred Shares issued to each such Partner shall be automatically and without any further action determined by multiplying (i) the aggregate number of ASSAC Series A Preferred Shares issued to such Partner, by (ii) the Conversion Ratio, as determined pursuant to Section 2.9(b) above.

For the avoidance of doubt,

(i)           if for example:

(A)        The Estimated NAV of the Stillwater WPB I and Stillwater WPB II at December 31, 2009 is $35.5 million, then the Purchase Value of such Funds payable to the Partners of such Funds is $23.075 million.

(B)        The Partners of the Funds shall, at the Closing, receive 23,075 ASSAC Series A Preferred Shares, having a total Stated Value of $23,075,000.

(C)        Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 3,076,667 ASSAC Ordinary Shares ($23.075 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 23,075 ASSAC Preferred Shares, or 133.333:1.

(D)        If the Appraised NAV based on the NAV Appraisal of the Funds reflects that the Adjusted Purchase Value of the Funds as at December 31, 2009 was, in fact, only $15.0 Million, then the Merger Consideration that should have been payable to the Partners of the Funds at the Closing is $15,000,000 and not $23,075,000.

(E)        The actual number of Conversion Shares issuable to all Partners of the Funds is then automatically adjusted downwards to 2,000,000 ASSAC Ordinary Shares ($15.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 86.673 ASSAC Ordinary Shares for each of the 23,075 ASSAC Preferred Shares, or 86.673:1 (2,000,000 Conversion Shares divided by 23,075 ASSAC Series A Preferred Shares).

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(ii)           if for example:

(A)        The Estimated Initial Capital of the Funds at December 31, 2009 is $35.5 million, then the Purchase Value of such Fund payable to the Partners of the Funds is $23.075 million.

(B)        The Partners of the Funds shall, at the Closing, receive 23,075 ASSAC Series A Preferred Shares, having a total Stated Value of $23,075,000.

(C)        Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 3,076,667 ASSAC Ordinary Shares ($23.075 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 23,075 ASSAC Preferred Shares, or 133.333:1.

(D)        If the Appraised NAV based on the NAV Appraisal of the Funds reflects that the Adjusted Purchase Value of the Funds as at December 31, 2009 was, in fact, $40.0 Million, then the Merger Consideration that should have been payable to the Partners of the Funds at the Closing is $40,000,000 and not $23,075,000.

(E)        The actual number of Conversion Shares issuable to all Partners of the Funds is then automatically adjusted upwards to 5,333,333 ASSAC Ordinary Shares ($40.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 231.130 ASSAC Ordinary Shares for each of the 23,075 ASSAC Preferred Shares, or 231.130:1 (5,333,333 Conversion Shares divided by 23,075 ASSAC Series A Preferred Shares).

In either example, the number of ASSAC Series A Preferred Shares always remains fixed but the Conversion Shares and Conversion Ratio change based upon the Adjusted Purchase Value of the Funds.  In addition, the 5% dividend on the ASSAC Series A Preferred Shares will also be payable in additional ASSAC Ordinary Shares at the Conversion Date and will reflect the Adjusted Purchase Price Values based upon the NAV Appraisals.   To avoid the issuance of fractional Ordinary Shares, all Conversion Shares issuable pursuant to this Agreement shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.10.          Delivery of Merger Consideration Certificates.

(a)        On the Closing Date, ASSAC shall deliver to the General Partner of the Funds, one (1) share certificate evidencing the aggregate number of ASSAC Series A Preferred Shares issuable to all Partners of the Funds; in each case registered in the name of “The Partners of Stillwater WPB I” or The “Partners of Stillwater WPB II”, as applicable. Following the Closing, the General Partner may, at its option either (i) hold such share certificates for the benefit of such Partners pending the automatic conversion of such Series A Preferred Shares into Conversion Shares as contemplated pursuant to this Article II, or (ii) return such share certificates to ASSAC together with the names and mailing addresses of each of the individual Partners of the Funds and the number of ASSAC Series A Preferred Shares allocated to each such Person (the “Partner List”).  Within sixty (60) days of receipt of such certificates and Partner List, ASSAC may, in the exercise of its sole discretion based upon legal advice of counsel,  distribute or direct the distribution of certificates representing the applicable number of ASSAC Series A Preferred Shares to each Partner.

(b)        Following the Conversion Date, ASSAC shall either deliver physical stock certificates evidencing the Conversion Shares registered in the name of each individual Partner, or deliver such certificates in electronic format by DTC or other method, all as requested by the General Partner.

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SECTION 2.11.          Stillwater Payment.        ASSAC shall pay all consideration payable to Stillwater under the Stillwater Agreement on the Closing Date of the Merger.  In addition, all investments of Stillwater and /or SCP LLC in each of the Funds shall not be extinguished by reason of the Merger and shall be treated in the same manner as the investments of the Limited Partners of each of the Funds.

ARTICLE III.          REPRESENTATIONS AND WARRANTIES OF THE ASSAC PARTIES

Each of the ASSAC Parties, jointly and severally, represents and warrants to the Stillwater Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 3.1.          Incorporation; Power and Authority.  ASSAC is duly organized, validly existing and in good standing under the laws of the Cayman Islands.  Mergerco is duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of the ASSAC Parties has (a) the corporate or partnership power and authority to own and operate its business as presently conducted and (b) all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 3.2.          Valid and Binding Agreements.

(a)        The execution, delivery and performance by each of the ASSAC Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or equivalent action.  This Agreement has been duly executed and delivered by each of the ASSAC Parties and constitutes the valid and binding obligation of each of the ASSAC Parties, enforceable against each of them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which an ASSAC Party will become a party, when executed and delivered by or on behalf of ASSAC, will constitute the valid and binding obligation of such ASSAC Parties, enforceable against it in accordance with its terms, subject to the Remedies Exception.

(b)        Mergerco has been formed solely for the purpose of entering into this Agreement, the Ancillary Agreements and consummating the Merger.  Except for the foregoing, Mergerco has no assets or liabilities and has conducted no business and will conduct no business prior to the Closing Date.

SECTION 3.3.          SEC Filings.

(a)        ASSAC is a “foreign private issuer” (as such term is defined in Rule 3b-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has timely filed and is current in its filing of all periodic and other reports, schedules, statements and other documents (collectively, the “SEC Reports”) it is required to file with the Securities and Exchange Commission (“SEC”) under the Exchange Act.   To its Knowledge, none of the SEC Reports filed by ASSAC are currently being reviewed by the SEC and ASSAC has not received any letter of comments from the SEC that it has not, as yet, fully responded to.

(b)        Each of the SEC Reports was prepared and complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, and any other Law applicable to the SEC Reports as in effect at the time it was filed or furnished (or, in the case of any registration statement or proxy statement, on the date of effectiveness or the date of mailing, respectively, and in the case of any SEC Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filings).  As of their respective dated of filing, effectiveness or mailing, as applicable (or, if amended or supplemented, as of the dates of such amendments or supplements) the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

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(c)        ASSAC has been and is in compliance with the applicable listing, corporate governance and other applicable rules and regulations of the American Stock Exchange, Inc.

(d)        ASSAC has established and maintains disclosure controls and procedures required by Exchange Act Rules 13a-14 and 15d-14.  Such disclosure controls and procedures are adequate and effective to ensure that information required to be disclosed by ASSAC is recorded and reported on a timely basis to its chief executive officer and chief financial officer by others within those entities.

(e)        Each of the consolidated financial statements of ASSAC contained in the SEC Reports (the “ASSAC Financial Statements”), together with the related schedules and notes thereto, complied as to form in all material respects, as of the date of filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly presents, in all material respects, the financial position of ASSAC as of the dates indicated and the statement of operations and stockholders’ equity and cash flows of ASSAC for the periods then ended.  The ASSAC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved (except, in the case of unaudited quarterly financial statements, subject to normal year-end adjustments consistent with GAAP).

(f)        The ASSAC Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and no action has been taken or, to the Knowledge of the ASSAC Parties, is contemplated, and no proceeding is pending or has been threatened in writing that would result in the suspension, cancellation or termination of such registration.

SECTION 3.4.          No Breach; Consents.  The execution, delivery and performance by the ASSAC Parties of this Agreement and the Ancillary Agreements to which either or both of the ASSAC Parties will become a party will not (a) contravene any provision of the Organizational Documents, if any, of the ASSAC Parties or the Registration Statement on Form S-1 (Registration No. 333-145163) declared effective by the SEC on January 16, 2008 (the “Registration Statement”) or the definitive prospectus included therein; (b) violate or conflict with any Law, Governmental Order Governmental Authorization or the rules and regulations of the American Stock Exchange; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against the ASSAC Parties or any Governmental Authorization that is held by the ASSAC Parties; (d) require any Governmental Authorization; (e) give any Governmental Entity or other Person the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under any Law, Governmental Order or Governmental Authorization; (f) cause the Stillwater Parties to become subject to, or to become liable for the payment of, any Tax; or (g) result on the creation or imposition of any Encumbrance.

SECTION 3.5.          ASSAC Shareholder Approvals.         ASSAC shall use commercially reasonable efforts to obtain all Required Consents and the ASSAC Shareholder Approval required pursuant to this Agreement.

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SECTION 3.6.          Brokerage.  Except as set forth on Schedule 3.6 hereto, none of the ASSAC Parties is required to pay any finders fee or other brokerage commissions in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.7.          Capitalization.        ASSAC is duly authorized to issue the ASSAC Ordinary Shares and the ASSAC Preferred Shares pursuant to its Organizational Documents.  As at September 30, 2009, (a) an aggregate of 14,000,000 Ordinary Shares were issued and outstanding, (b) no Preferred Shares were issued and outstanding, and (c) warrants to issue an aggregate of 18,000,000 Ordinary Shares, at exercise prices of $7.50 per share (of which warrants to issue 5,725,000 Ordinary Shares have “cashless exercise” provisions) were issued and outstanding.   Since September 30, 2009, ASSAC sold and issued the ASSAC Executive Shares and has not issued or sold any other security.

SECTION 3.8.          Board of Directors Authorization.        The board of directors of ASSAC has duly authorized the issuance of the ASSAC Series A Preferred Shares and Conversion Shares pursuant to this Agreement and the Additional Acquisition Agreements, subject at all times to ASSAC obtaining the ASSAC Shareholder Approval required hereby.

SECTION 3.9.          No Material Adverse Changes.  Since September 30, 2009 there has not been:

(a)        any material adverse change in the financial position of ASSAC, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ASSAC;

(b)        damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of ASSAC whether or not covered by insurance;

(c)        any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the capital stock of ASSAC;

(d)        any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by ASSAC of any of its properties or assets; or

(e)        any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 3.10.          Taxes.  ASSAC timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.

SECTION 3.11.          Compliance with Laws.  ASSAC has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on ASSAC.

SECTION 3.12.          No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

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(a)        violate any provision of the Organizational Documents of ASSAC;

(b)        violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which ASSAC is a party or by or to which it or any of its assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of ASSAC; or

(c)        violate any requirements of Law against, or binding upon,  ASSAC or upon the properties or business of  ASSAC or applicable to the transactions contemplated herein.

SECTION 3.13.          Actions and Proceedings.   Except as set forth in the SEC Reports, ASSAC is not a party to any pending litigation or, to its Knowledge, any governmental investigation or proceeding not reflected in the ASSAC Financial Statements, and to the Knowledge of ASSAC, no material litigation, claims, assessments or non-governmental proceedings is threatened against it.

SECTION 3.14.          Material Contracts.        This Agreement, the Additional Acquisition Agreements, the Ancillary Agreements, the exhibits filed with the Registration Statement (the original filing and all amendments thereto) and with the SEC Reports include all material Contracts to which ASSAC is currently a party (collectively, the “ASSAC Contracts”).  Each such ASSAC Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither ASSAC nor, to the Knowledge of ASSAC, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract would have a Material Adverse Effect on ASSAC or its assets and properties. ASSAC has not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such ASSAC Contracts, or granted any power of attorney with respect thereto. ASSAC has given or otherwise made available to Stillwater a true and correct fully executed copy of each material ASSAC Contract.

SECTION 3.15.          Affiliated Transactions.                Except as set forth in the ASSAC Contracts or disclosed in the Registration Statement or SEC Reports, there does not exist any transaction between ASSAC or any officer, director, shareholder or other Affiliate of ASSAC.

SECTION 3.16.          Trust Account.        ASSAC currently maintains the sum of $115.0 Million in the Trust Account.

ARTICLE IV.          REPRESENTATIONS AND WARRANTIES OF THE STILLWATER PARTIES

Each of the Stillwater Parties jointly and severally represents and warrants to the ASSAC Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 4.1.          Incorporation; Power and Authority.  Each of Stillwater and the General Partner is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of New York or Delaware, respectively, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.  The Funds are limited partnerships, duly organized, validly existing and in good standing under the Laws of the State of Delaware, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

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SECTION 4.2.          Valid and Binding Agreement.

(a)        The execution, delivery and performance by each of the Stillwater Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or company action, as applicable.

(b)        This Agreement has been duly executed and delivered by each of the Stillwater Parties and constitutes the valid and binding obligation of each of the Stillwater Parties, enforceable against them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which any one or more of the Stillwater Parties will become a party, when executed and delivered by such entities, will constitute the valid and binding obligation of such entities, enforceable against them in accordance with its terms, subject to the Remedies Exception.

SECTION 4.3.          No Breach; Consents.  The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by each of the Stillwater Parties will not (a) to the extent applicable, contravene any provision of the Organizational Documents of such entities; (b) violate or conflict with any Law, Governmental Order or Governmental Authority; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or except for the Stillwater Partner Consents, require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against any of the Stillwater Parties; or (e) require any Governmental Authorization; or (e) result on the creation or imposition of any Encumbrance.

SECTION 4.4.          Financial Statements, Books and Records.

(a)        Schedule 4.4 consists of (i) the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2006 and December 31, 2007 and for the fiscal year then ended (the “2006 and 2007 Financial Statements”), (ii) the unaudited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2008 and for the fiscal year then ended (the “2008 Financial Statements”), and (iii) the unaudited combined balance sheet and statement of income of the Funds for the comparative fiscal quarters ended September 30, 2009 and September 30, 2008 (the “Interim Financial Statements” and with the 2006 and 2007 Financial Statements and the 2008 Financial Statements, collectively, the “Financial Statements”); and in each case (other than the 2009 Financial Statements) all underlying information has been submitted to an accounting firm (the “Stillwater Accountants”) that is certified by the Public Company Accounting Oversight Board (“PCAOB”).

(b)        On or before March 31, 2010, the Stillwater Parties will have delivered to ASSAC the audit of the 2008 Financial Statements accompanied by the unqualified audit opinion of the Stillwater Accountants.

(c)        On or before January 15, 2010, the Stillwater Parties will have delivered to ASSAC a letter from the Stillwater Accountants (the “Accountants Letter”), to the effect that the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2009 and the fiscal year then ended (the “2009 Financial Statements”) can be audited by such Stillwater Accountants, and (iii) that, subject to timely receipt of the NAV Appraisals and other qualifications contained therein, such audit can be completed by March 31, 2010.  In addition, the Stillwater Parties have issued to the Stillwater Accountants a direction to complete the audit of the aforesaid 2009 Financial Statements.

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(d)        The Financial Statements fairly represent the financial position of the Stillwater Parties as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis with prior periods except as otherwise stated therein.

(e)        All accounts, books and ledgers of the Funds have been properly and accurately kept and completed in all material respects on a basis consistent with those of preceding accounting periods, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.  The books and records fairly and correctly set out and disclose, in all material respects, the current financial position and condition of the Funds. All financial transactions involving the Funds have been accurately recorded in the books and records and all such transactions represent actual, bona fide transactions.

(f)        As at September 30, 2009, to the Knowledge of the Stillwater Parties, the Estimated NAV of Stillwater WPB was $15.0 million and the Estimated NAV of Stillwater WPB II was $20.5 million.  The General Partner and Stillwater anticipate that as at December 31, 2009, the Estimated NAV of Stillwater WPB will be not less than $15.0 million and the Estimated NAV of Stillwater WPB II will be not less than $20.5 million.

SECTION 4.5.          Subsidiaries, Partnerships, Joint Ventures.

Except as reflected on Schedule 4.5 hereto or with respect to holding companies wholly owned by the Funds used to hold assets of the Funds and for no other business purpose, the Funds do not have any Subsidiaries and do not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise and does not control, directly or indirectly, any other Person.

SECTION 4.6.          No Material Adverse Changes.  Except as otherwise described on Schedule 4.5 hereto, since the date of the most recent Financial Statements there has not been:

(i)        any material adverse change in the financial position of the Stillwater Parties, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the Stillwater Parties;

(ii)        any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Stillwater Parties whether or not covered by insurance;

(iii)        any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the equity interests of any of the Stillwater Parties;

(iv)        any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by any of the Stillwater Parties of any of their properties or assets; or

(v)        any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 4.7.          Taxes.  Each of the Stillwater Parties has timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on such Stillwater Party.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on any of the Stillwater Parties.

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SECTION 4.8.          Compliance with Laws.  Each of the Stillwater Parties has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on the Stillwater Parties.

SECTION 4.9.          No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)        violate any provision of the Organizational Documents of any of the Stillwater Parties;

(b)        violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which the Stillwater Parties are a party or by or to which they or any of their assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of the Stillwater Parties; or

(c)        violate any requirements of Law against, or binding upon,  the Stillwater Parties or upon the properties or business of  the Stillwater Parties or applicable to the transactions contemplated herein.

SECTION 4.10.          Actions and Proceedings.   Except as set forth on Schedule 4.10, none of the Funds is a party to any material pending litigation or, to the Knowledge of the Stillwater Parties, any governmental investigation or proceeding not reflected in the Financial Statements, and to the Knowledge of the Stillwater Parties, no material litigation, claims, assessments or non-governmental proceedings is threatened against either of the Funds.

SECTION 4.11.          Agreements.  Schedule 4.11 sets forth each material Contract to which each of the Funds is a party or by or to which it or its assets, properties or business are bound or subject. Each such Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither the Stillwater Parties nor, to the Knowledge of the Stillwater Parties, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract. The Stillwater Parties have not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such contracts or arrangements, or granted any power of attorney with respect thereto. The Stillwater Parties have given or otherwise made available a true and correct fully executed copy of each material Contract to ASSAC.

SECTION 4.12.          Redemption Claims.          Schedule 4.12 sets forth the names of each Limited Partner of the Funds who is owed amounts under outstanding Redemption Claims, (ii) the amount of each such Redemption Claim, and (iii) whether such Redemption Claim can be satisfied by the payment of consideration other than cash.  Except as set forth on Schedule 4.12, to the Knowledge of the Stillwater Parties no other Redemption Claims are pending.

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SECTION 4.13.          Intellectual Property.  Each of the Stillwater Parties has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) that are necessary or material for use in connection with its businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on the Stillwater Parties.  To the Knowledge of the Stillwater Parties, none of the Stillwater Parties have received a written notice that such Intellectual Property Rights used by it violates or infringes upon the rights of any Person. To the Knowledge of the Stillwater Parties, (a) all such Intellectual Property Rights are enforceable and (b) there is no existing infringement by another Person of any of such Intellectual Property Rights.

SECTION 4.14.          Tangible Assets.  The Stillwater Parties have full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by  the Stillwater Parties, any related capitalized items or other tangible property material to the business of the Stillwater Parties (the “Tangible Assets”).   Each of the Stillwater Parties holds all right, title and interest in all the Tangible Assets owned by it as set forth on the Financial Statements or acquired by it after the date of the Financial Statements free and clear of all Encumbrances, except Permitted Encumbrances.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Stillwater Parties.

SECTION 4.15.          Liabilities.   None of the Funds has any material Liabilities which are not fully, fairly and adequately reflected on the Financial Statements.

SECTION 4.16.          Operations of  the Funds.  From September 30, 2009 through the Closing Date, except as disclosed on Schedule 4.16 or the Financial Statements, none of the Funds have or will have:

(a)        declared or paid any dividend or declared or made any distribution of any kind to any shareholder, Limited Partner, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its membership interests;

(b)        except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(c)        disposed of any assets except in the ordinary course of business;

(d)        materially increased the annual level of compensation of any executive employee;

(e)        adopted, increased, terminated, amended or otherwise modified any plan for the benefit of its employees; or

(f)        issued any equity securities or rights to acquire such equity securities.

SECTION 4.17.          Permits.  Each of the Stillwater Parties has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted (the “Permits”); all such Permits are in full force and effect and, to the Knowledge of the Stillwater Parties, no suspension or cancellation of any such Permit is threatened or will result from the consummation of the transactions contemplated by this Agreement and the other Ancillary Agreements or the transactions contemplated hereby and thereby.

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SECTION 4.18.          Employment Matters.  None of the Funds have had or currently have any employees.  Each of the General Partner and Stillwater has complied in all material respects with all applicable requirements of Law relating to employment or labor.  To the Knowledge of the Stillwater Entities, no present or former employee, officer or director of the Stillwater Parties has, or shall have at the Closing Date, any claim against the Stillwater Parties for any matter including, without limitation, for wages, salary, vacation, severance, or sick pay except for the same incurred in the ordinary course of business for the last payroll period prior to the Closing Date. There is no: (a) charge or complaint against the Stillwater Parties alleging a violation of any requirements of Law relating to employment or labor, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Authority, (b) pending labor strike, slowdown, work stoppage or other material labor trouble affecting the Stillwater Parties and there has not been any of the forgoing during the past three years, (c) pending representation question respecting the employees of the Stillwater Parties, or (d) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Stillwater Parties is a party.  In addition, to the Knowledge of the Stillwater Parties: (i) none of the matters specified in clauses (a) through (d) above is threatened against the Stillwater Parties; (ii) no union organizing activities have taken place with respect to the Stillwater Parties; and (iii) no basis exists for which a claim may be made under any collective bargaining agreement to which the Stillwater Parties is a party.  The General Partner and Stillwater maintain a health insurance plan, but do not offer or participate in any other employment benefit plans.

SECTION 4.19.          Insurance.  Each of the Stillwater Parties has in effect insurance of the type and amount customary for the conduct of its business and has paid all insurance policy premiums due and has otherwise performed all of its obligations under each insurance policy to which it is a party.

SECTION 4.20.          Brokers or Finders.  Other than as described in the Stillwater Agreement, no broker’s or finder’s fee will be payable by the Stillwater Parties in connection with the transactions contemplated by this Agreement.

SECTION 4.21.          Securities Law Matters.  The ASSAC Series A Preferred Shares and any Conversion Shares (collectively, the “ASSAC Securities”) to be acquired by any of the Stillwater Parties, or by the Partners of the Funds, are being acquired for the account of such Persons with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act and applicable state securities laws.  Until registered for resale under the Securities Act, if any recipient of the ASSAC Securities who is a signatory to this Agreement should in the future decide to dispose of any of such ASSAC Securities, such Person may do so only in compliance with the registration requirements of the Securities Act and applicable state securities laws, as then in effect.  Each of the Stillwater Parties agrees that all certificates evidencing ASSAC Securities to be issued in connection with the Merger and other transactions contemplated hereby shall contain the imprinting, so long as required by law, of a legend on certificates representing such ASSAC Securities to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED JANUARY _____, 2010.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND ASIA SPECIAL SITUATION ACQUISITION CORP. WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

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ARTICLE V.    POST-CLOSING COVENANTS

SECTION 5.1.          Contribution to Capital.        On the Closing Date, and immediately following consummation of the Merger and its acquisition of Northstar or Allied Provident pursuant to the applicable Additional Acquisition Agreement, ASSAC shall contribute all, and not less than all, of the Limited Partnership Interests of the Surviving Entity owned of record by ASSAC as a result of the Merger to the capital of either or both of the following Persons, as determined by ASSAC in the exercise of its sole discretion: (a) Northstar Re Bermuda and/or Northstar Re Ireland (both Subsidiaries of Northstar), or (b) Allied Provident, all as shall be determined by ASSAC.

SECTION 5.2.          Boards of Directors of ASSAC and Investment Committee.

(a)       From and after the Closing Date, ASSAC shall use its best efforts to cause to be elected to the Board of Directors of ASSAC, and by their execution of this Agreement, each of (i) the Stillwater Parties, (ii) Noble Investment Fund Limited, and (iii) Allius Ltd. and their Affiliates agree to vote all of the ASSAC Ordinary Shares and all ASSAC Series A Preferred Shares, as applicable, owned of record by them at each general shareholders meeting of ASSAC in favor of the election to the Board of Directors of ASSAC of one (1) Person designated by Stillwater (the “Stillwater Designee”) and not less than five (5) other Persons who shall be designated by the members of the ASSAC Board of Directors (the “ASSAC Designees”).  The ASSAC Designees to the Board of Directors of ASSAC shall be set forth in the ASSAC Proxy Statement.  All of Richard Rudy, Jack Doueck and the Stillwater Designee (if other than either of the aforementioned Persons) shall be included under ASSAC’s officer/director liability policy in effect from time to time, commencing on the Closing Date.

(b)        From and after the Closing Date and for a period through and including March 31, 2013, the General Partner shall establish a three (3) Person investment committee, in accordance with the terms of the Management Agreement.

SECTION 5.3.          Registration of Conversion Shares.        Following the Closing Date, ASSAC shall use its commercially reasonable efforts to cause the Registration Statement (as that term is defined in the Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission and shall otherwise comply with all of its covenants and agreements contained in the Registration Rights Agreement.

SECTION 5.4.          Payment of Affiliated Obligations.        As at the Closing Date, the aggregate amount of all Affiliated Obligations owed by Stillwater WPB I shall not exceed $0.00 and the aggregate amount of all Affiliated Obligations owed by Stillwater WPB II shall not exceed $0.00.  Following the Closing Date, the Surviving Entity shall commence to repay such Affiliated Obligations only after all Redemption Claims as at the Closing Date shall have been paid in full or otherwise satisfied, and then in accordance with the applicable provisions of the Management Agreement.

SECTION 5.5.          Rescission.        All or certain of the transactions contemplated by this Agreement may be rescinded prior to the Conversion Date, all as contemplated by the ASSAC Restated Articles or the ASSAC Series A Preferred Certificate of Designations.

ARTICLE VI.          CONDITIONS TO CLOSING

SECTION 6.1.          Conditions to Stillwater Parties' Obligations.  The obligation of the Stillwater Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in their sole discretion, of each of the following conditions at or prior to the Closing:

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(a)        The representations and warranties of the ASSAC Parties set forth in Article III will be true and correct as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties (without taking into account any supplemental disclosures after the date of this Agreement by the ASSAC Parties or the discovery of information by the Stillwater Parties.

(b)        Each of the ASSAC Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)        Each Required Consent required to be obtained by the ASSAC Parties will have been obtained and be in full force and effect and such actions as the Stillwater Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)        All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)        Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)        Pursuant to the terms and conditions of all or certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)        ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)        The Stillwater Parties will have received evidence reasonably satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)        The ASSAC Parties shall have executed and delivered all of the Ancillary Agreements to which it is a Party; and

(j)        No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the ASSAC Parties.

SECTION 6.2.          Conditions to ASSAC Parties' Obligations.  The obligation of the ASSAC Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in the sole discretion of the ASSAC Parties, of each of the following conditions at or prior to the Closing:

(a)        The representations and warranties of the Stillwater Parties set forth in Article IV will be true and correct in all material respects as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties;

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(b)        Each of the Stillwater Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)        Each Required Consent required to be obtained by the Stillwater Parties will have been obtained and be in full force and effect and such actions as the ASSAC Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)        All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)        Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)        Pursuant to the terms and conditions or all of certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)        ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)        The Stillwater Parties will have received evidence satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)        ASSAC will have received evidence reasonably satisfactory to it that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or any Additional Acquisition Agreements;

(j)        The applicable Stillwater Parties shall have executed and delivered all of the Ancillary Agreements to which it or they is a Party; and

(k)        No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the Stillwater Parties.

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SECTION 6.3.          Waiver of Certain Mergers and Additional Acquisitions.

Notwithstanding anything to the contrary, express or implied, set forth above in this Article VI or elsewhere in this Agreement, in the event and to the extent that any one or more of the Funds or any Additional Stillwater Funds are Non-Performing Funds, on the Closing Date ASSAC may nonetheless elect to (a) consummate the Merger contemplated hereby with respect to Funds that are not Non-Performing Funds, and (b) with respect to any of the Additional Acquisition Agreements, elect to either (i) not acquire the equity or assets of any such Non-Performing Fund(s), or (ii) defer the closing date of such acquisition(s) until such time (but not later than December 31, 2010) as such Non-Performing Fund(s) shall comply with the terms of this Agreement and of any of the Additional Acquisition Agreements.

ARTICLE VII.          CLOSING AND CLOSING DATE

SECTION 7.1.          Closing Date.        On or before January 22, 2010 (the “Closing Date”), following the satisfaction or waiver of the conditions set forth in Article VI hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Hodgson Russ LLP, 1540 Broadway, 24th floor, New York, New York, at 9:00 a.m. or at such other place and on such other date as may be mutually agreed by the parties hereto, in which case Closing Date means the date so agreed.  The Closing will be effective as of the close of business on the Closing Date.  The Parties hereto acknowledge and agree that time is of the essence.

SECTION 7.2.          Deliveries.        Subject to the conditions set forth in this Agreement, on the Closing Date:

(a)         The ASSAC Parties will deliver to the Stillwater Parties or as directed by the Stillwater Parties:

(i)        the Merger Consideration consisting of the ASSAC Series A Preferred Shares, as evidenced by a copy of the Register of Members of ASSAC recording the issuance of such ASSAC Series A Preferred Shares;

(ii)        A certificate of the ASSAC Parties dated the Closing Date stating that the conditions set forth in Section 6.1 have been satisfied;

(iii)        the text of the resolutions adopted by the board of directors of ASSAC authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of ASSAC;

(iv)        each Ancillary Agreement to which ASSAC and/or Mergerco is a party, duly executed by ASSAC and/or Mergerco, as the case may be;

(v)        all Required Consents, duly executed by all appropriate parties; and

(vi)        evidence of filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and

(vii)        to the extent legally required, evidence of filing of the ASSAC Series A Preferred Certificate of Designations and Restated ASSAC Articles with the Registrar of Companies in the Cayman Islands;

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(viii)        such other certificates, documents and instruments that the Stillwater Parties reasonably request for the purpose of (A) evidencing the accuracy of the ASSAC Parties' representations and warranties, (B) evidencing the performance and compliance by the ASSAC Parties with the agreements contained in this Agreement, (C) evidencing the satisfaction of any condition referred to in Section 6.1 or (D) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by the ASSAC Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to the Stillwater Parties and their counsel.

(b)        The Stillwater Parties will deliver to ASSAC:

(i)        a certificate of the Stillwater Parties dated the Closing Date stating that the conditions set forth in SECTION 6.2 have been satisfied;

(ii)        the text of the resolutions adopted by the board of directors (or similar body) of each of the Stillwater Parties authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of Stillwater or the General Partner;

(iii)        each Ancillary Agreement to which any Stillwater Party is a party, duly executed by such Stillwater Party;

(iv)        all certificates, if any, evidencing Limited Partnership Interests, duly endorsed in blank for transfer;

(v)        all Required Consents, duly executed by all appropriate parties; and

(vi)        such other certificates, documents and instruments that the ASSAC Parties reasonably request for the purpose of (1) evidencing the accuracy of the Stillwater Parties' representations and warranties, (2) evidencing the performance and compliance by the Stillwater Parties with the agreements contained in this Agreement, (3) evidencing the satisfaction of any condition referred to in SECTION 6.2 or (4) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by each of the Stillwater Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to ASSAC and its counsel.

(c)        Simultaneous Deliveries.        All items delivered by the Parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

(d)        Waiver of Deliveries.        Notwithstanding anything to the contrary set forth above in this Article VII, in the event and to the extent that any one or more of the Funds are Non-Performing Funds, by mutual agreement of ASSAC and Stillwater, the remaining Parties hereto may nonetheless consummate the transaction contemplated hereby with respect to the Mergers of the other Funds, and waive any deliveries otherwise required of the Non-Performing Funds.

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ARTICLE VIII.          TERMINATION

SECTION 8.1.          Termination.  This Agreement may be terminated prior to the Closing:

(a)          by the mutual written consent of ASSAC and Stillwater on behalf of all Parties;

(b)          by ASSAC, on behalf of all ASSAC Parties, if:

(i)        any of the Stillwater Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before January 23, 2010 (the “Outside Date”); or

(iii)      any of the conditions set forth in Section 6.2 will have become impossible to satisfy and not otherwise waived;

(c)          by Stillwater, on behalf of all Stillwater Parties, if:

(i)        any of the ASSAC Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)       the transactions contemplated by this Agreement will not have been consummated on or before the Outside Date; or

(iii)      any of the conditions set forth in Section 6.1 will have become impossible to satisfy and not otherwise waived.

SECTION 8.2.          Effect of Termination.  The right of termination under Section 8.1 is in addition to any other rights the parties may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement.  If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate except that Section 8.3 and Article IX will survive indefinitely unless sooner terminated or modified by the parties in writing.

SECTION 8.3.          Trust Fund.  Notwithstanding anything to the contrary express or implied contained in this Article VIII or elsewhere in this Agreement, none of the Stillwater Parties nor any of their respective Affiliates shall have any lien, security interest, claim against or any other right to (a) any of the maximum $115.0 million principal amount of the proceeds held in that certain trust administered and maintained by Continental Stock Transfer & Trust Company, as trustee (and any successor trust or substitute arrangement) for the benefit of the public shareholders of ASSAC (the “Trust”), or (b) any interest earned on such maximum $115.0 million principal amount of proceeds held in the Trust.  Each of the Stillwater Parties and their Affiliates, do hereby expressly waive and relinquish any claim or other rights to the Trust, its corpus or any interest earned thereon.

ARTICLE IX.          GENERAL

SECTION 9.1.          Expenses.  Except as may be set forth in the Stillwater Agreement, each Party shall pay all expenses incurred by such party in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, documents and instruments contemplated by this Agreement (whether the transactions contemplated by this Agreement are consummated or not); provided, however, that upon consummation of the transactions contemplated by this Agreement, ASSAC shall pay all transactions costs and expenses incurred by the Stillwater Parties hereunder, or reimburse Stillwater (as the case may be) for any such expenses previously paid.

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SECTION 9.2.          Amendment and Waiver.  This Agreement may not be amended, a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced.  Neither the failure nor any delay by any Person in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.

SECTION 9.3.          Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five business days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device).  Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Stillwater Parties:

Stillwater Capital Partners, Inc.
41 Madison Avenue
New York, New York 10010
Attn:  Richard Rudy and Jack Doueck
Facsimile No.(212) 244-9506
Email: rrudy@stillwatercapital.com

With a copy to:

Herrick, Feinstein LLP
2 Park Avenue
New York, NY 10016
Attn: Irwin Latner, Esq.
Fax: (212) 545-3356
Email: ilatner@herrick.com

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If to the ASSAC Parties:

Asia Special Situation Acquisition Corp.
c/o M&C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Attn: Gary T. Hirst, President
Email:  assac@domaincontact.net

With a copy to: Hodgson Russ LLP 1540 Broadway, 24th floor New York, New York 10036 Attn: Stephen A. Weiss, Esq. Facsimile No. (212) 751-0928 Email: sweiss@hodgsonruss.com

SECTION 9.4    Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties to this Agreement.  Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

SECTION 9.5    Complete Agreement.  This Agreement and, when executed and delivered, the Ancillary Agreements contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral.

SECTION 9.6    Signatures; Counterparts.  This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

SECTION 9.7    Governing Law.  THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF NEW YORK WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

SECTION 9.8    Jurisdiction.  Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding.  Each party appoints CT Corporation System (the “Process Agent”) as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding.  Any party may make service on any other party by sending or delivering a copy of the process (i) to the party to be served or (ii) to the party to be served in care of the Process Agent at such address as shall be provided by it.  The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.  Nothing in this Section 9.8 will affect the right of any party to serve legal process in any other manner permitted by law or in equity.

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SECTION 9.9    Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.9.

SECTION 9.10  Construction.  The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement.  In addition, each of the parties acknowledges that it is sophisticated and has been advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The parties intend that each representation, warranty and agreement contained in this Agreement will have independent significance.  If any party has breached any representation, warranty or agreement in any respect, the fact that there exists another representation, warranty or agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty or agreement.  Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The headings preceding the text of articles and sections included in this Agreement and the headings to the schedules and exhibits are for convenience only and are not be deemed part of this Agreement or given effect in interpreting this Agreement.  References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to or attached to this Agreement, unless otherwise specified.  The word “including” means “including without limitation.”  A statement that an action has not occurred in the past means that it is also not presently occurring.  When any party may take any permissive action, including the granting of a consent, the waiver of any provision of this Agreement or otherwise, whether to take such action is in its sole and absolute discretion.  The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement.  A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a true and correct copy of the item has been delivered.

SECTION 9.11  Time of Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

[The balance of this page intentionally left blank – signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the date first above written.

ASSAC SPECIAL SITUATION	STILLWATER CAPITAL PARTNERS, INC.
ACQUISITION CORP.
By:
Name:
By:	Title:
Name: Gary T. Hirst
Title: President	STILLWATER CAPITAL PARTNERS, LLC

STILLWATER WBP MERGER CO I LP	By:
(a Delaware limited partnership)	Name:
By: Stephen A. Weiss., General Partner	Title: General Partner

STILLWATER WPB VENTURES
PARTNERS I, LP
By:	(a Delaware limited partnership)
Name: Stephen A. Weiss	By: Stillwater Capital Partners, LLC
Title: Authorized Signatory	(general partner)

ACCEPTED and Agreed to	By:
solely with respect to Section 5.2(a) above:	Jack Doueck, Managing Member

NOBLE INVESTMENT FUND LIMITED	STILLWATER WPB VENTURES
by: Pure Glow Investments LLC	PARTNERS I, LP
(a Delaware limited partnership)
By: Stillwater Capital Partners, LLC
By:	(general partner)
Arie Jan van Roon, Manager
By:
Jack Doueck, Managing Member
ALLIUS LTD.

By:
Dr. Gary T. Hirst, Authorized Signatory

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SCHEDULE A

NAV Valuation Methods

Net Asset Value is generally equal to the amount by which the value of the assets of the applicable Person exceeds the amount of its liabilities.  Net Asset Value determinations are made by the Appraiser or Auditor (the “Asset Appraiser”) in accordance with U.S. generally accepted accounting principles and in accordance with the following criteria:

                        (a)         No value will be assigned to goodwill;

                        (b)       All accrued debts and liabilities will be treated as liabilities, including but not limited to, estimated expenses for accounting, legal, administrative and other operating expenses (including all fees payable under the Management Agreement) and such reserves for contingent liabilities of the applicable Person, including estimated expenses, if any, in connection therewith, as the Asset Appraiser shall determine;

                        (c)       Loans, loan participations and other similar assets owned by an applicable Person will generally be carried at the high range of fair market value as determined by the Asset Appraiser, and will be subject to an independent valuation review as frequently as determined by the Asset Appraiser.  These independent valuation reviews will provide the applicable Person with opinions on whether specific pieces of collateral are in need of re-valuation.  The Asset Appraiser, on the basis of this information, will determine whether a specific loan or other asset needs to be re-priced;

                        (d)      In the case of investments in private investment funds or other vehicles which are not readily marketable, in the absence of an independent fair market value appraisal or audit, the net asset value calculation provided by the administrators or managers of those underlying funds or vehicles will be used in determining an applicable Person’s Net Asset Value.

(e)        Securities or commodities (which for valuation purposes hereunder may include weather derivatives and other financial instruments trading on or off, as the case may be, commodities exchanges) that are listed on a national securities or commodities exchange, as the case may be, shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date, or if trading in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date was reported on the consolidated tape, their last sales price on the consolidated tape (or, in the event that the date of determination is not a date upon which a securities or commodities exchange was open for trading, on the last prior date on which such securities or commodities exchange was so open not more than 10 days prior to the date of determination). If no such sales of such securities or commodities occurred on either of the foregoing dates, such securities or commodities shall be valued at the “bid” price for long positions and “asked” price for short positions on the largest securities or commodities exchange (by trading volume in such security) on which such securities or commodities are traded, on the date of determination, or, if the “bid” price for long positions and “asked” price for short positions in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date were reported on the consolidated tape, the “bid” price for long positions and “asked” price for short positions on the consolidated tape (or, if the date of determination is not a date upon which such securities or commodities exchange was open for trading, on the last prior date on which such a securities or commodities exchange was so open not more than 10 days prior to the date of determination);

(f)       Securities and commodities that are not listed on an exchange but are traded over-the-counter shall be valued at representative “bid” quotations if held long and representative “asked” quotations if held short;

(g)      For securities and commodities not listed on a securities or commodities exchange or quoted on an over-the-counter market, but for which there are available quotations, such valuation will be based upon quotations obtained from market makers, dealers or pricing services;

(h)     Options that are listed on a securities or commodities exchange shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume) on which such options shall have traded on such date; provided, that, if the last sales prices of such options do not fall between the last “bid” and “asked” prices for such options on such date, then the Asset Appraiser shall value such options at the mean between the last “bid” and “asked” prices for such options on such date;

(i)       Illiquid assets will be valued at their the high range of the fair market value (which in most cases may be at cost if that is a fair approximation of value), as determined by the Asset Appraiser (with appropriate input from the investment manager or portfolio manager under the applicable management agreement);

(j)       Preferred shares, preferred stock or other senior equity securities shall be valued at 100% of their per share stated or liquidation value, with such discounts from such stated or liquidation value as the investment manager or portfolio manager under the applicable management agreement and ASSAC shall, in good faith determined from time to time;

(k)      All other assets shall be valued at such value as the Asset Appraiser may reasonably determine (with appropriate input from the investment manager or portfolio manager under the applicable management agreement); and

(l)       Securities and commodities not denominated in U.S. dollars shall be translated into U.S. dollars at prevailing exchange rates as the Asset Appraiser may reasonably determine.

            If the Asset Appraiser determines, in its sole discretion, that the valuation of any asset, security or other instrument pursuant to the foregoing does not fairly represent its market value, the Asset Appraiser (with appropriate input from the Investment Manager and ASSAC) shall value such security or other instrument as it reasonably determines and shall set forth the basis of such valuation in writing to the investment manager or portfolio manager under the applicable management agreement and to ASSAC.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made and entered into as of the 31st day of December 2009, by and among Asia Special Situation Acquisition Corp., a Cayman Islands corporation (“ASSAC”); Stillwater MNF Merger Co LP, a Delaware limited partnership (“Mergerco”); Stillwater Market Neutral Fund, LP, a Delaware limited partnership (“Stillwater MNF I.”); Stillwater Market Neutral Fund II, LP, a Delaware limited partnership (“Stillwater MNF II.”); Stillwater Matrix Fund LP, a Delaware limited partnership (“Stillwater Matrix”); Stillwater Capital Partners, LLC, a Delaware limited liability company (“SCP LLC”); and Stillwater Capital Partners, Inc., a New York corporation (“Stillwater”).  Stillwater MNF I, Stillwater MNF II and Stillwater Matrix are hereinafter sometimes individually referred to as a “Fund” and collectively as the “Funds”.  ASSAC and Mergerco are hereinafter sometimes collectively referred to as the “ASSAC Parties” and the Funds, the General Partner and Stillwater are hereinafter sometimes collectively referred to as the “Stillwater Parties”.  The ASSAC Parties and the Stillwater Parties are hereinafter sometimes collectively referred to individually as a “Party” and collectively as the “Parties”).

RECITALS

WHEREAS, ASSAC owns 100% of the issued and outstanding partnership interests of Mergerco; and

WHEREAS, SCP LLC is the general partner of the Funds; and

WHEREAS, SCP LLC desires to exchange all of the assets and capital of the Funds, subject to their liabilities and obligations, solely for ASSAC Series A Preferred Shares, and ASSAC desires to acquire all of the assets and capital of the Funds, subject to their liabilities and obligations, through (i) the merger of each of Stillwater MNF II, Stillwater Maxtrix and Mergerco with and into Stillwater MNF I. (the “Merger”), all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Board of Directors of ASSAC and Mergerco and SCP LLC, as the general partner of the Funds, each believe that the Merger and related transactions contemplated hereby are in the best interests of their respective Persons, and have each approved and adopted the form, terms and provisions of this Agreement and the Merger; and

WHEREAS, ASSAC and SCP LLC, in its capacity as general partner of the Funds, and have respectively agreed to issue and to accept the “Merger Consideration” (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.      DEFINITIONS

“Additional Acquisition Agreements” means the various agreements and plan of merger, asset purchase agreement and other agreements and instruments, all in form and content satisfactory to Stillwater, ASSAC and the other Persons who are parties thereto, pursuant to which, inter alia, ASSAC or a Subsidiary of ASSAC shall acquire, in addition to its Acquisition of the Funds pursuant to this Agreement, any or all of: (a) the Amalphis Exchange Shares pursuant to the Amalphis Exchange Agreement, (b) all or substantially all of the equity and assets (subject to assumption of liabilities) of all or certain of the Additional Stillwater Funds, (c) all or substantially all of the assets (subject to assumption of liabilities) of the Wimbledon Funds, and (d) all or substantially all of the equity of Northstar.

“Additional Stillwater Funds” means, in addition to the Funds contemplated by this Agreement, those additional entities, consisting of asset backed lending funds, real estate funds, hedge funds and fund of funds that are managed by Stillwater or an Affiliate thereof and listed in Section 1.1 of the Stillwater Agreement.

“Adjusted Purchase Value” means 100% of the Appraised NAV; provided, however, that, irrespective of the Appraised NAV, the Adjusted Purchase Value shall be not less than 75% of the Estimated NAV for Stillwater MNF I and Stillwater MNF II and 87.5% of the Estimated NAV for the Stillwater Matrix or an aggregate of approximately $36,400,000, allocated to each of the Funds, as follows: (a) Stillwater MNF I - $2,400,000; (b) Stillwater MNF II - $23,250,000; and Stillwater Matrix - $10,750,000.

“Affiliate” means any one or more Person controlling, controlled by or under common control with any other Person.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Allied Provident” shall mean Allied Provident Insurance Company, a Barbados exempted insurance company, and a wholly-owned subsidiary of Amalphis.

“Amalphis Exchange Agreement” means the share exchange agreement, dated as of December 31, 2009 among Amalphis Group, Inc., a British Virgin Islands corporation (“Amalphis”), Rineon Group, Inc., a Nevada corporation (“Rineon”), NatProv Holdings, Inc., a British Virgin Islands corporation (“NatProv”), ASSAC, and the other parties signatory thereto, pursuant to which, inter alia, in exchange for additional ASSAC Series A Preferred Shares, ASSAC shall acquire, through its receipt of the Amalphis Exchange Shares, a controlling interest in Amalphis and its consolidated Subsidiaries, including without limitation, Allied Provident and (if acquired) the Wimbledon Funds.

“Amalphis Exchange Shares” shall mean all of the issued and outstanding shares of Amalphis Series A preferred stock that are issued pursuant to the Amalphis Exchange Agreement.

“Ancillary Agreements” means the Certificate of Merger, the ASSAC Series A Preferred Certificate of Designations, the ASSAC Restated Articles, the Management Agreement, the Registration Rights Agreement and the Stillwater Agreement.

“Appraised NAV” means the Net Asset Value of the Funds as at December 31, 2009, as audited or appraised pursuant to NAV Appraisals which shall be based upon the NAV Valuation Methods.

 “ASSAC Articles” means the Memorandum and Articles of Association of ASSAC, as at the date of this Agreement.

“ASSAC Executive Shares” shall mean the maximum of 10,746,667 restricted ASSAC Ordinary Shares issued to Marshall Manley (“Manley”) and his Affiliates and business associates (collectively, the “ASSAC Executive Group”).

“ASSAC Ordinary Shares” means the collective reference to (a) the 50,000,000 ordinary shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 250,000,000 ordinary shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Preferred Shares” means the collective reference to (a) the 1,000,000 preferred shares of ASSAC, $0.0001 par value, authorized for issuance pursuant to the ASSAC Articles, and (b) the 10,000,000 preferred shares of ASSAC, $0.0001 par value, to be authorized for issuance pursuant to the ASSAC Restated Articles.

“ASSAC Proxy Statement” means the proxy statement that is prepared by the Parties and mailed to the holders of ASSAC Ordinary Shares prior to the date of the ASSAC Shareholders Meeting.

“ASSAC Restated Articles” means the Amended and Restated Memorandum and Articles of Association of ASSAC in the form of Exhibit A annexed hereto and made a part hereof.

“ASSAC Series A Preferred Shares” means up to a maximum of 1,000,000 ASSAC Preferred Shares, to be designated as ASSAC Series A Preferred Shares pursuant to the ASSAC Series A Preferred Certificate of Designations and issued to the respective holders pursuant to this Agreement and the Additional Acquisition Agreements; which ASSAC Series A Preferred Shares shall, among other things (but subject in all cases to the terms of the ASSAC Series A Preferred Certificate of Designations):

(a)           have a par value of $0.0001 per share;

(b)           have a liquidation value and stated value of $1,000.00 per share;

(c)           commencing on the Conversion Date pay per share dividend, semi-annually at the rate of 5% per annum, accruing from the issuance date thereof, on the Adjusted Purchase Value, in the form of additional Conversion Shares;

(d)           vote on an “as converted” basis, together with the ASSAC Ordinary Shares, on all matters requiring the approval or ratification of shareholders of ASSAC;

(e)           on the Conversion Date, automatically (and without any action on the part of the holder or ASSAC) commence to convert into Conversion Shares at the Conversion Price then in effect, at the rate (rounded off to the nearest full Conversion Shares) of one-sixth (or 16.66%) of the total number of ASSAC Series A Preferred Shares held by each holder on the last day of each month commencing July 31, 2010 so that all of the ASSAC Series A Preferred Shares issued pursuant to the terms of this Agreement and the Additional Acquisition Agreements will be fully converted into Conversion Shares on December 31, 2010;

(f)           provide that each ASSAC Preferred Share issuable to the Partners of the Funds shall be convertible at the Conversion Ratio applicable to such Fund; and

(g)           contain such other terms and conditions as shall be set forth in the ASSAC Series A Preferred Certificate of Designations.

 “ASSAC Series A Preferred Certificate of Designations” means the certificate of designation for the issuance of the ASSAC Series A Preferred Shares, in the form of Exhibit B annexed hereto and made a part hereof, or, if not permitted under applicable Law, the ASSAC Restated Articles used for the same purpose.

“ASSAC Shareholder Approval” means the required affirmative consent, vote and ratification at the ASSAC Shareholders Meeting by the holders of ASSAC Ordinary Shares (the “ASSAC Shareholders”) of (i) this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, (ii) the increase in the authorized share capital of ASSAC, (iii) adoption of the ASSAC Restated Articles, (iv) the consummation of ASSAC’s acquisition of the Additional Stillwater Funds, the Amalphis Exchange Shares and (if applicable) the Wimbledon Funds, all pursuant to the terms and conditions of the Additional Acquisition Agreements, (v) if applicable, the consummation of ASSAC’s acquisition of Northstar, (vi) the change of the corporate name of ASSAC to Genova Financial Group, Inc., or such other name as shall be acceptable to ASSAC and the Stillwater Parties, and (viii) the other proposals set forth in the ASSAC Proxy Statement.

“ASSAC Shareholders Meeting” means the meeting of the ASSAC Shareholders held on or before January 19, 2010 in accordance with the ASSAC Proxy Statement.

“Auditors” means the independent accountants engaged to audit the funds as at December 31, 2009 and for the fiscal year then ended.

“Certificate of Merger” means the certificate evidencing the Merger of (a) Stillwater MNF II with and into the Surviving Entity, and (b) Stillwater Matrix with and into the Surviving Entity, and (c) Mergerco with and into the Surviving Entity, all in the form of Exhibit C annexed hereto and made a part of hereof.

 “Consent” means any authorization, consent, approval, filing, waiver, exemption or other action by or notice to any Person.

“Contract” means a contract, agreement, lease, commitment or binding understanding, whether oral or written, that is in effect as of the date of this Agreement or any time after the date of this Agreement.

“Conversion Date” shall mean July 31, 2010.

“Conversion Price” shall mean $7.50, as the same may from time to time be adjusted prior to the Conversion Date pursuant to the ASSAC Series A Preferred Certificate of Designations.

“Conversion Ratio” shall mean, as to the Funds, that ratio (expressed as “___:1”) of that number of Conversion Shares into which one (1) full ASSAC Series A Preferred Share issued to the Partners of such Fund shall be converted; all as determined in accordance with Section 2.9 of this Agreement.

 “Conversion Shares” shall mean that number of Ordinary Shares of ASSAC issuable upon conversion of the Series A Preferred Shares, as shall be calculated by dividing: (i) the Purchase Value applicable to each of the Stillwater MNF I, Stillwater MNF II and Stillwater Matrix, which Purchase Value shall be adjusted on or prior to the Conversion Date to the Adjusted Purchase Value; by (ii) the Conversion Price then in effect.

“Effective Time” shall mean the time on which the Merger shall be consummated through the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

“Estimated NAV” means the unaudited Net Asset Value of the Funds as at December 31, 2009, as estimated in good faith by Stillwater, all in accordance with this Agreement.

“Encumbrance” means any charge, claim, community property interest, easement, covenant, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“General Partner” shall mean (a) prior to the Effective Time of the Merger, SCP LLC, and (b) upon and following the Effective Time of the Merger, a Person designated by ASSAC.

 “General Partner’s Interest” shall mean, as the context may require each of (a) the percentage interests of SCP LLC (as the existing General Partner of the Funds) in the assets, liabilities and capital of the Funds, and (b) the percentage interest of the general partner in the assets, liabilities and capital of Mergerco.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued, granted, given, made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“Insolvency Event” shall mean as to any Party or Parties, if any such Party or Parties: (a) shall make an assignment for the benefit of creditors; (b) if a receiver, liquidator or trustee shall be appointed for such Party or Parties), (c) shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, such Party or Parties, or (d) if any proceeding for the dissolution or liquidation of such Party or Parties shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Party or Parties, upon the same not being discharged, stayed or dismissed within sixty (60) days.

“Knowledge” means, with respect to the Stillwater Parties, any fact or circumstance actually known to any of Richard Rudy, Jack Doueck or Brian Bytof, or which any of such Persons should have known after reasonable inquiry, and, with respect to the ASSAC Parties, any fact or circumstance actually known to any member of the Board of Directors of ASSAC or the executive officers or management of ASSAC or which any of such Persons should have known after reasonable inquiry.

“Law” means any constitution, law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“Limited Partners” shall mean, as the context may require, each of the holders of the Limited Partnership Interests in each of Stillwater MNF I, Stillwater MNF II, Stillwater Matrix and Mergerco.

“Limited Partnership Interests” shall mean the context may require, (a) the pro-rata percentage interests of each of the Limited Partners in the assets, liabilities and capital of each of Stillwater MNF I, Stillwater MNF II and Stillwater Matrix, all as calculated and determined in accordance with the Organizational Documents of such Funds, and (b) the percentage interest of ASSAC, as sole Limited Partner of Mergerco.

“Litigation” means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator or mediator.

“Management Agreement” shall mean the management agreement between Stillwater and ASSAC, in the form of Exhibit D annexed hereto and made a part hereof.

“Material Adverse Effect” shall mean (a) with respect to any of the Stillwater Parties, any event or condition that could reasonably be expected to have a material adverse effect on the business, assets, results of operations, financial condition or prospects of any of such Stillwater Parties, and (b) with respect to ASSAC, any event or condition that could reasonably be expected to prevent or cause ASSAC to be unable to consummate the Merger, pay the Merger Consideration or otherwise perform its obligations under this Agreement, the Ancillary Agreements or any of the Additional Acquisition Agreements.

“Merger Consideration” means the aggregate of 36,400 ASSAC Series A Preferred Shares that are to be issued to the Partners of the Funds on the Closing Date pursuant to this Agreement, and allocated to the Partners of the Funds in accordance with Section 2.7 hereof.

“NAV Appraisals” shall mean the appraisals of the Net Asset Values of the Funds, prepared or to be prepared by Houlihan Smith Inc., or other business appraisal firm or auditing firm (the “Appraiser”) as shall be reasonably acceptable to Stillwater and ASSAC, in accordance with the NAV Valuation Methods or such other recognized methods of valuing such assets and liabilities that are reasonably acceptable to such Parties.

“NAV Valuation Methods” means the methods used in valuing the net asset values of various types of assets that are set forth on Schedule A annexed hereto and made a part hereof, or such other valuation methods as shall be reasonably satisfactory to ASSAC.

“Net Asset Value” or “NAV” means, as at any date in question, with respect to the Funds: (a) the net asset value of each of the Funds as determined in accordance with the NAV Valuation Methods, less (b) all liabilities and obligations of such Fund, including without limitation, all accounts payable, accrued expenses, notes payable, all outstanding Affiliated Obligations and the aggregate amount of all outstanding Redemption Claims.

“Non-Performing Fund” shall mean any one or more of the Funds that, for any reason or no reason, are unable or unwilling to perform their individual obligations under this Agreement, including, without limitation, the inability to timely deliver to ASSAC and its representatives the requisite financial information required hereby and pursuant to the Securities Act of 1933, as amended.

“Northstar” means Northstar Group Holdings, Ltd., a Bermuda corporation.

“Northstar Merger Agreement” means one of the Additional Acquisition Agreements pursuant to which, inter alia, ASSAC shall acquire 100% of the share capital and capital stock of Northstar.

“Organizational Documents” means (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the partnership agreement and any statement of partnership of a general partnership, (iii) the limited partnership agreement and the certificate of limited partnership of a limited partnership, (iv) the limited liability company agreement and articles or certificate of formation of a limited liability company, (v) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (vi) any amendment to any of the foregoing.

“Partners” shall mean the collective reference to, the General Partner and the Limited Partners of the Funds.

“Permitted Encumbrances” shall mean (a) any and all Encumbrances which result from all statutory or other liens for Taxes or assessments and are not yet due and payable or delinquent or the validity of which is being contested in good faith by appropriate proceedings by a Party hereto; (b) all material cashiers’, workers’, mechanics’, carriers’, repairers’ and other similar liens imposed by law and incurred in the ordinary course of business; and (c) other Encumbrances which individually or in the aggregate do not materially detract from the value of or materially interfere with the present use of the property subject thereto or affected thereby and would not otherwise reasonably be expected to have a Material Adverse Effect.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Entity or other entity.

“Process Agent” has the meaning set forth in Section 9.8.

“Purchase Value” means an aggregate of $36,400,000, allocated as to each of the Funds, as follows: (a) as to Stillwater MNF I, $2,400,000 representing seventy-five (75%) percent of the $3,200,000 Estimated NAV of Stillwater MNF I, (b) as to Stillwater MNF II, $23,250,000, representing seventy-five (75%) percent of the $31,000,000 Estimated NAV of Stillwater MNF II, and (c) as to Stillwater Matrix, $10,750,000, representing eighty-seven and one-half (87.5%) percent of the $12,300,000 Estimated NAV of Stillwater Matrix.

“Redemption Claims” means the outstanding amounts (whether payable in cash or in other property) owed to any and all Limited Partners of any of the Funds who have notified Stillwater or SCP LLC, or may prior to the Closing Date notify Stillwater or SCP LLC that such Persons either (a) seek to withdraw their capital from one or more of the Funds, or (b) are owed money in connection with the redemption of their shares from such Fund(s).

“Registration Rights Agreement” means the agreement of ASSAC to register all of the Conversion Shares issuable under this Agreement and the Additional Acquisition Agreements for resale under the Securities Act, all in accordance with the terms and conditions set forth in Exhibit E annexed hereto and made a part hereof.

“Remedies Exception,” when used with respect to any Person, means except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles.

“Required Consents” means all Consents required to consummate the transactions contemplated by this Agreement, including without limitation:

(a)           the approvals and Consents of those Limited Partners of each of Stillwater MNF I, Stillwater MNF II and Stillwater Matrix who own of record not less than fifty-one (51%) percent of all Limited Partnership Interests of such Funds (the “Stillwater Partner Consents”); and

(b)           the ASSAC Shareholder Approvals.

“Stillwater Agreement” means the letter agreement, dated December 18, 2009, between Stillwater, ASSAC and certain other Persons, and attached memorandum, in the form of Exhibit F annexed hereto and made a part hereof.

“Subsidiary” means any Person in which a majority or more of the outstanding shares of capital stock of which, and/or the power to elect a majority of the members of the board of directors or board of managers of which, is owned, directly or indirectly, by another Person.

“Taxes” means all taxes, charges, fees, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, including all interest and penalties thereon, and additions to tax or additional amounts imposed by any Governmental Entity.

“Wimbledon Acquisition Agreement” means the collective reference to the asset purchase agreements between the Wimbledon Funds, Allied Provident and a newly formed Cayman Islands Subsidiary of Allied Provident (the “Wimbledon Purchaser”), expected to be entered into between the Execution Date and the Closing Date, pursuant to which, inter alia, the Wimbledon Purchaser shall acquire all of the assets (subject to assumption of all of the liabilities) of the Wimbledon Funds, in exchange for that number of Amalphis Exchange Shares have a United States dollar stated value equal to the estimated Net Asset Value of the Wimbledon Funds as at December 31, 2009.

“Wimbledon Funds” shall mean Wimbledon Financing Master Fund Ltd. and WREF Fund, both Cayman Islands exempted companies.

Certain terms not defined above are defined in the sections below.

ARTICLE II.     THE MERGER

SECTION 2.1.           The Merger  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”):

(a)           Stillwater MNF II shall be merged with and into Stillwater MNF I,

(b)           Stillwater Maxtrix shall be merged with and into Stillwater MNF I, and

(c)           Mergerco shall be merged with and into Stillwater MNF I.

Following the Effective Time, the separate limited partnership existence of each of Stillwater MNF II, Stillwater Matrix and Mergerco shall cease and Stillwater MNF I shall continue as the surviving limited partnership of the Merger (the “Surviving Entity”).  The Surviving Entity shall succeed to all of the rights, assets and properties and assume all of the liabilities and obligations of each of Stillwater MNF II, Stillwater Matrix and Mergerco in accordance with the Delaware Limited Partnership Act.  Stillwater MNF I, Stillwater MNF II, Stillwater Matrix and Mergerco are hereinafter sometimes collectively, referred to as the “Constituent Entities” of the Merger.  As provided in the Certificate of Merger, as at the Closing Date, the name of the Surviving Entity shall be changed to “Stillwater Market Neutral Holdings L.P.”

SECTION 2.2.           Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file the Certificate of Merger executed in accordance with the relevant provisions of the Delaware Limited Partnership Act and shall make all other filings or recordings required under the Delaware Limited Partnership Act.  The Merger shall become effective at such time as the Certificates of Merger is duly filed with the Delaware Secretary of State, or at such other time as ASSAC and Stillwater shall agree should be specified in the Certificate of Merger.

SECTION 2.3.           Effects of the Merger.  The Merger shall have the effects set forth in the applicable provisions of the Delaware Limited Partnership Act.

SECTION 2.4.           Organizational Documents and Management Agreement

(a)           The Organizational Documents of Stillwater MNF I as in effect immediately prior to the Effective Time shall be the Organizational Documents of the Surviving Entity until thereafter changed or amended as provided therein or by applicable law.

(b)           The management agreement with each of the Funds as in effect immediately prior to the Effective Time shall be terminated and shall be replaced by the Management Agreement with the Surviving Entity on and subsequent to the Effective Time until thereafter changed or amended as provided pursuant to the Stillwater Letter or as otherwise mutually agreed between Stillwater and ASSAC.

SECTION 2.5.           Management of the Surviving Entity.

(a)           The General Partner.        A Person appointed by ASSAC at the Effective Time of the Merger shall be the General Partner of the Surviving Entity and such Person shall continue to serve in such capacity until the earlier of its resignation or removal or until its respective successors are duly elected and qualified, as the case may be.

(b)           Management.  The management of the investments of the Surviving Entity shall continue to be managed by Stillwater pursuant to the Management Agreement, as the same may be amended or modified from time to time in accordance with the terms hereof.

SECTION 2.6.           Effect on Equity Interests

As of the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or other holders of any Ordinary Shares, ASSAC Preferred Shares, capital stock of Stillwater, limited liability members interests of the General Partner, General Partners Interests or Limited Partnership Interests (collectively, the “Equity Interests”):

(a)           ASSAC Ordinary Shares.         Each issued and outstanding ASSAC Ordinary Share shall remain issued and outstanding following the Effective Time of the Merger.

(b)           Stillwater and General Partner Owners Equity Interests.All of the issued and outstanding (i) shares of capital stock of Stillwater, and (ii) limited liability company members interests of SCP LLC shall remain issued and outstanding following the Effective Time of the Merger.

(c)           General Partners Interests.    Subject to the provisions of Section 2.11 below, the General Partners Interests:

(i)           as to each of Mergerco, Stillwater MNF II and Stillwater Matrix, shall be cancelled and retired and shall cease to exist; and

(ii)           as to the Surviving Entity, shall remain with and be fully vested in, the General Partner.

(d)           Limited Partnership Interests.      The Limited Partnership Interests:

(i)           as to each of Stillwater MNF I, Stillwater MNF II and Stillwater Matrix, shall automatically be canceled and retired and shall cease to exist; and such Limited Partnership Interests shall be automatically converted into the right to receive the applicable amount of Merger Consideration payable with respect to each such Limited Partnership Interest, as provided herein; and

(ii)           as to Mergerco, shall be converted into and exchanged for one hundred percent (100%) of all Limited Partnership Interests in the Surviving Entity.

(e)           Outstanding Affiliated Obligations.         Except for the obligation to pay not in excess of $20,000 of accrued management fees or incentive fees as at the Effective Time of the Merger (which shall be repaid in accordance with Section 5.4 below, by virtue of the Merger and without any action on the part of any Party, all accounts payable, notes payable or other payment obligations of any of the Constituent Entities to SCP LLC or Stillwater or any Affiliate of SCP LLC or Stillwater (collectively, the “Affiliated Obligations”), shall automatically be deemed to be canceled and retired and shall cease to exist.  Notwithstanding the foregoing, if Stillwater, in the exercise of its reasonable discretion and upon prior written notice to ASSAC, shall make one or more loans or advances to the Funds, or any of them, solely for the purpose of protecting assets and collateral in such Fund(s), Stillwater shall be repaid such loans and advances by such Fund(s) in accordance with the terms thereof and such loans or advances shall not be deemed canceled or retired; provided, that the terms and conditions (including repayment terms) of any of such loans or advances shall have been approved in advance by ASSAC, which approvals shall not be unreasonably withheld.

(f)           Constituent Entities Rights and Options.      As at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each warrant, option or other right to purchase Equity Interests of any of the Constituent Entities of the Merger shall automatically be deemed to be canceled and retired and shall cease to exist.

(g)           Certificates.          At the Effective Time and against receipt of the Merger Consideration set forth in Section 2.7, to the extent that any of the Limited Partnership Interests are certificated, the Limited Partners of the Funds shall deliver to ASSAC the certificates of Limited Partnership Interests evidencing all, and not less than all, of the Equity Interests of the Limited Partners of the Funds, which certificates shall be duly endorsed in blank for transfer with the signatures of the record owners appropriately guaranteed in a manner reasonably satisfactory to ASSAC.  All Merger Consideration paid in accordance with the terms of this Agreement shall be deemed to have been paid in full satisfaction of all rights pertaining to 100% of such Equity Interests.

SECTION 2.7.           Merger Consideration      At the Effective Time of the Merger, ASSAC shall deliver the Merger Consideration based on the Purchase Value available to the Parties as at the Effective Time of the Merger.

(a)           Such Merger Consideration shall be payable as follows:

(i)           all of the Partners of Stillwater MNF I shall receive 2,400 ASSAC Series A Preferred Shares, representing the $2.40 million Purchase Value attributable to the Stillwater MNF I as at December 31, 2009;

(ii)           all of the Partners of Stillwater MNF II shall receive 23,250 ASSAC Series A Preferred Shares, representing the $23.250 million Purchase Value attributable to the Stillwater MNF II as at December 31, 2009; and

(iii)           all of the Partners of Stillwater Matrix shall receive 10,750 ASSAC Series A Preferred Shares, representing the $10.75 million Purchase Value attributable to the Stillwater Matrix as at December 31, 2009.

(b)           To the extent applicable, ASSAC Series A Preferred Shares shall be issued to the Partners in fractions of a share.  No fractional Conversion Shares shall be issued upon automatic conversion of such Series A Preferred Shares, rather such Conversion Shares shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.8.           Adjusted Purchase Value; NAV Appraisals and 2009 Audited Financial Statements.

(a)           The Stillwater Parties shall deliver the NAV Appraisals for the Funds to the Auditors on or before February 29, 2010, and cause the Auditors or Appraiser, as the case may be, to provide ASSAC with the Appraised NAV (together with the audited financial statements of the Funds as at December 31, 2009 and for the fiscal year then ended (the “2009 Audited Financial Statements”) on or before June 30, 2010.  The calculations of the NAV Appraisals by the Appraiser as audited by the Auditors in the 2009 Audited Financial Statements shall be final and binding upon all Parties hereto.

(b)           Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements, the Adjusted Purchase Value of the Funds shall be determined.  As provided in the ASSAC Series A Preferred Certificate of Designations there shall be a post-Closing adjustment to the Conversion Shares and the Conversion Ratio, as provided in Section 2.9 below.

SECTION 2.9.           Conversion of ASSAC Series A Preferred Shares; Conversion Ratio.

Upon delivery of the NAV Appraisals and the 2009 Audited Financial Statements of the Funds, the number of Conversion Shares and the Conversion Ratio shall be recalculated, as follows:

(a)           the aggregate number of Conversion Shares that are issuable to all of the Partners of the Funds upon automatic conversion of all ASSAC Series A Preferred Shares previously issued to the Partners of each Fund, respectively, shall automatically, and without any further action, be adjusted and determined by dividing (i) the Adjusted Purchase Value of each such Fund, by (ii) the Conversion Price then in effect;

(b)           the Conversion Ratio applicable to each of Funds shall be automatically and without any further action adjusted and determined by dividing the (i) aggregate number of Conversion Shares applicable to such Fund, as determined in accordance with Section 2.9(a) above, by (ii) the number of ASSAC Series A Preferred Shares issued at Closing to all of the Partners of such Fund; and

(c)           the number of Conversion Shares issuable to each individual Partner of the Funds, upon automatic conversion of all ASSAC Series A Preferred Shares issued to each such Partner shall be automatically and without any further action determined by multiplying (i) the aggregate number of ASSAC Series A Preferred Shares issued to such Partner, by (ii) the Conversion Ratio, as determined pursuant to Section 2.9(b) above.

For the avoidance of doubt,

(i)           if for example (it being understood that the numbers listed in clauses (i) and (ii) below do not necessarily bear any relationship to the Estimated NAV of Stillwater MNF II):

(A)           The Estimated NAV of the Stillwater MNF II at December 31, 2009 is $31.0 million, then 100% of the Purchase Value of such Fund payable to the Partners of Stillwater MNF II is $23.25 million.

(B)           The Partners of Stillwater MNF II shall, at the Closing, receive 23,250 ASSAC Series A Preferred Shares, having a total Stated Value of $23,250,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 3,100,000 ASSAC Ordinary Shares ($23.25 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 23,250 ASSAC Preferred Shares, or 133.333:1.

(D)           If the Appraised NAV based on the NAV Appraisal of Stillwater MNF II reflects that the Adjusted Purchase Value of Stillwater MNF II as at December 31, 2009 was, in fact, only $20.0 Million, then the Merger consideration that should have been payable to the Partners of Stillwater MNF II at the Closing is $20,000,000 and not $23,250,000.  However, because of the minimum Adjusted Purchase Value set forth in this Agreement, there would be no change in the Conversion Shares issuable to the Partners of the Funds commencing on the Conversion Date.

(ii)           if for example:

(A)           The Estimated NAV of the Stillwater MNF II at December 31, 2009 is $31.0 million, than 100% of the Purchase Value of such Fund payable to the Partners of Stillwater MNF II is $23.25 million.

(B)           The Partners of Stillwater MNF II shall, at the Closing, receive 23,250 ASSAC Series A Preferred Shares, having a total Stated Value of $23,250,000.

(C)           Based on the initial $7.50 per shares Conversion Price, the assumed number of Conversion Shares at the Effective Time of the Merger would be 3,100,000 ASSAC Ordinary Shares ($23.25 million divided by $7.50) and the assumed Conversion Ratio would be 133.333 ASSAC Ordinary Shares for each of the 23,250 ASSAC Preferred Shares, or 133.333:1.

(D)           If the Appraised NAV based on the NAV Appraisal of Stillwater MNF II reflects that the Adjusted Purchase Value of Stillwater MNF II as at December 31, 2009 was, in fact, $31.0 Million, then the Merger Consideration that should have been payable to the Partners of Stillwater MNF II at the Closing is $31,000,000 and not $23,250,000.

(E)           The actual number of Conversion Shares issuable to all Partners of Stillwater MNF II is then automatically adjusted upwards to 4,133,333 ASSAC Ordinary Shares ($31.0 million divided by $7.50), and the adjusted Conversion Ratio applicable to each full ASSAC Series A Preferred Share would be 177.778 ASSAC Ordinary Shares for each of the 23,250 ASSAC Preferred Shares, or 177.778:1 (4,133,333 Conversion Shares divided by 23,250 ASSAC Series A Preferred Shares).

In either example, the number of ASSAC Series A Preferred Shares always remains fixed but the Conversion Shares and Conversion Ratio change based upon the Adjusted Purchase Value of the Funds.  In addition, the 5% dividend on the ASSAC Series A Preferred Shares will also be payable in additional ASSAC Ordinary Shares at the Conversion Date and will reflect the Adjusted Purchase Price Values based upon the NAV Appraisals.   To avoid the issuance of fractional Ordinary Shares, all Conversion Shares issuable pursuant to this Agreement shall be rounded up or down to the nearest whole Ordinary Share.

SECTION 2.10.           Delivery of Merger Consideration Certificates.

(a)           On the Closing Date, ASSAC shall deliver to the General Partner of the Funds, one (1) share certificate evidencing the aggregate number of ASSAC Series A Preferred Shares issuable to all Partners of the Funds; in each case registered in the name of “Stillwater Capital Partners, LLC, as General Partner of [Stillwater MNF I][Stillwater MNF II][Stillwater Matrix]”, as applicable. Following the Closing, the General Partner may, at its option either (i) hold such share certificates for the benefit of such Partners pending the automatic conversion of such Series A Preferred Shares into Conversion Shares as contemplated pursuant to this Article II, or (ii) return such share certificates to ASSAC together with the names and mailing addresses of each of the individual Partners of the Funds and the number of ASSAC Series A Preferred Shares allocated to each such Person (the “Partner List”).  Within sixty (60) days of receipt of such certificates and Partner List, ASSAC may, in the exercise of its sole discretion based upon legal advice of counsel, distribute or direct the distribution of certificates representing the applicable number of ASSAC Series A Preferred Shares to each Partner.

(b)           Following the Conversion Date, ASSAC shall either deliver physical stock certificates evidencing the Conversion Shares registered in the name of each individual Partner, or deliver such certificates in electronic format by DTC or other method, all as requested by the General Partner.

SECTION 2.11.           Stillwater Payment.      ASSAC shall pay all consideration payable to Stillwater under the Stillwater Agreement on the Closing Date of the Merger.  In addition, all investments of Stillwater and/or SCP LLC in each of the Funds shall not be extinguished by reason of the Merger and shall be treated in the same manner as the investments of the Limited Partners of each of the Funds.

ARTICLE III.        REPRESENTATIONS AND WARRANTIES OF THE ASSAC PARTIES

Each of the ASSAC Parties, jointly and severally, represents and warrants to the Stillwater Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 3.1.           Incorporation; Power and Authority.  ASSAC is duly organized, validly existing and in good standing under the laws of the Cayman Islands.  Mergerco is duly organized, validly existing and in good standing under the laws of the State of Delaware.  Each of the ASSAC Parties has (a) the corporate or partnership power and authority to own and operate its business as presently conducted and (b) all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 3.2.           Valid and Binding Agreements.

(a)           The execution, delivery and performance by each of the ASSAC Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or equivalent action.  This Agreement has been duly executed and delivered by each of the ASSAC Parties and constitutes the valid and binding obligation of each of the ASSAC Parties, enforceable against each of them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which an ASSAC Party will become a party, when executed and delivered by or on behalf of ASSAC, will constitute the valid and binding obligation of such ASSAC Parties, enforceable against it in accordance with its terms, subject to the Remedies Exception.

(b)           Mergerco has been formed solely for the purpose of entering into this Agreement, the Ancillary Agreements and consummating the Merger.  Except for the foregoing, Mergerco has no assets or liabilities and has conducted no business and will conduct no business prior to the Closing Date.

SECTION 3.3.           SEC Filings.

(a)           ASSAC is a “foreign private issuer” (as such term is defined in Rule 3b-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has timely filed and is current in its filing of all periodic and other reports, schedules, statements and other documents (collectively, the “SEC Reports”) it is required to file with the Securities and Exchange Commission (“SEC”) under the Exchange Act.   To its Knowledge, none of the SEC Reports filed by ASSAC are currently being reviewed by the SEC and ASSAC has not received any letter of comments from the SEC that it has not, as yet, fully responded to.

(b)           Each of the SEC Reports was prepared and complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, the Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, and any other Law applicable to the SEC Reports as in effect at the time it was filed or furnished (or, in the case of any registration statement or proxy statement, on the date of effectiveness or the date of mailing, respectively, and in the case of any SEC Report amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filings).  As of their respective dated of filing, effectiveness or mailing, as applicable (or, if amended or supplemented, as of the dates of such amendments or supplements) the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(c)           ASSAC has been and is in compliance with the applicable listing, corporate governance and other applicable rules and regulations of the American Stock Exchange, Inc.

(d)           ASSAC has established and maintains disclosure controls and procedures required by Exchange Act Rules 13a-14 and 15d-14.  Such disclosure controls and procedures are adequate and effective to ensure that information required to be disclosed by ASSAC is recorded and reported on a timely basis to its chief executive officer and chief financial officer by others within those entities.

(e)           Each of the consolidated financial statements of ASSAC contained in the SEC Reports (the “ASSAC Financial Statements”), together with the related schedules and notes thereto, complied as to form in all material respects, as of the date of filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and fairly presents, in all material respects, the financial position of ASSAC as of the dates indicated and the statement of operations and stockholders’ equity and cash flows of ASSAC for the periods then ended.  The ASSAC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved (except, in the case of unaudited quarterly financial statements, subject to normal year-end adjustments consistent with GAAP).

(f)           The ASSAC Ordinary Shares are registered pursuant to Section 12(g) of the Exchange Act and no action has been taken or, to the Knowledge of the ASSAC Parties, is contemplated, and no proceeding is pending or has been threatened in writing that would result in the suspension, cancellation or termination of such registration.

SECTION 3.4.           No Breach; Consents.  The execution, delivery and performance by the ASSAC Parties of this Agreement and the Ancillary Agreements to which either or both of the ASSAC Parties will become a party will not (a) contravene any provision of the Organizational Documents, if any, of the ASSAC Parties or the Registration Statement on Form S-1 (Registration No. 333-145163) declared effective by the SEC on January 16, 2008 (the “Registration Statement”) or the definitive prospectus included therein; (b) violate or conflict with any Law, Governmental Order Governmental Authorization or the rules and regulations of the American Stock Exchange; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against the ASSAC Parties or any Governmental Authorization that is held by the ASSAC Parties; (d) require any Governmental Authorization; (e) give any Governmental Entity or other Person the right to challenge any of the contemplated transactions or to exercise any remedy or obtain any relief under any Law, Governmental Order or Governmental Authorization; (f) cause the Stillwater Parties to become subject to, or to become liable for the payment of, any Tax; or (g) result on the creation or imposition of any Encumbrance.

SECTION 3.5.           ASSAC Shareholder Approvals.       ASSAC shall use commercially reasonable efforts to obtain all Required Consents and the ASSAC Shareholder Approval required pursuant to this Agreement.

SECTION 3.6.           Brokerage.  Except as set forth on Schedule 3.6 hereto, none of the ASSAC Parties is required to pay any finders fee or other brokerage commissions in connection with the transactions contemplated by this Agreement and the Ancillary Agreements.

SECTION 3.7.           Capitalization.     ASSAC is duly authorized to issue the ASSAC Ordinary Shares and the ASSAC Preferred Shares pursuant to its Organizational Documents.  As at September 30, 2009, (a) an aggregate of 14,000,000 Ordinary Shares were issued and outstanding, (b) no Preferred Shares were issued and outstanding, and (c) warrants to issue an aggregate of 18,000,000 Ordinary Shares, at exercise prices of $7.50 per share (of which warrants to issue 5,725,000 Ordinary Shares have “cashless exercise” provisions) were issued and outstanding.   Since September 30, 2009, ASSAC sold and issued the ASSAC Executive Shares and has not issued or sold any other security.

SECTION 3.8.           Board of Directors Authorization.   The board of directors of ASSAC has duly authorized the issuance of the ASSAC Series A Preferred Shares and Conversion Shares pursuant to this Agreement and the Additional Acquisition Agreements, subject at all times to ASSAC obtaining the ASSAC Shareholder Approval required hereby.

SECTION 3.9.           No Material Adverse Changes.  Since September 30, 2009 there has not been:

(a)           any material adverse change in the financial position of ASSAC, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of ASSAC;

(b)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of ASSAC whether or not covered by insurance;

(c)           any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the capital stock of ASSAC;

(d)           any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by ASSAC of any of its properties or assets; or

(e)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 3.10.           Taxes.  ASSAC timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on ASSAC.

SECTION 3.11.           Compliance with Laws.  ASSAC has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on ASSAC.

SECTION 3.12.           No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of ASSAC;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which ASSAC is a party or by or to which it or any of its assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of ASSAC; or

(c)           violate any requirements of Law against, or binding upon,  ASSAC or upon the properties or business of  ASSAC or applicable to the transactions contemplated herein.

SECTION 3.13.           Actions and Proceedings.   Except as set forth in the SEC Reports, ASSAC is not a party to any pending litigation or, to its Knowledge, any governmental investigation or proceeding not reflected in the ASSAC Financial Statements, and to the Knowledge of ASSAC, no material litigation, claims, assessments or non-governmental proceedings is threatened against it.

SECTION 3.14.           Material Contracts.       This Agreement, the Additional Acquisition Agreements, the Ancillary Agreements, the exhibits filed with the Registration Statement (the original filing and all amendments thereto) and with the SEC Reports include all material Contracts to which ASSAC is currently a party (collectively, the “ASSAC Contracts”).  Each such ASSAC Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither ASSAC nor, to the Knowledge of ASSAC, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract would have a Material Adverse Effect on ASSAC or its assets and properties. ASSAC has not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such ASSAC Contracts, or granted any power of attorney with respect thereto. ASSAC has given or otherwise made available to Stillwater a true and correct fully executed copy of each material ASSAC Contract.

SECTION 3.15.           Affiliated Transactions.     Except as set forth in the ASSAC Contracts or disclosed in the Registration Statement or SEC Reports, there does not exist any transaction between ASSAC or any officer, director, shareholder or other Affiliate of ASSAC.

SECTION 3.16.           Trust Account.    ASSAC currently maintains the sum of $115.0 Million in the Trust Account.

ARTICLE IV.      REPRESENTATIONS AND WARRANTIES OF THE STILLWATER PARTIES

Each of the Stillwater Parties jointly and severally represents and warrants to the ASSAC Parties that as of the date of this Agreement and as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement):

SECTION 4.1.       Incorporation; Power and Authority.  Each of Stillwater and the General Partner is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the Laws of the State of New York or Delaware, respectively, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.  The Funds is a limited partnership or limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Delaware, with all necessary power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it will become a party.

SECTION 4.2.      Valid and Binding Agreement.

(a)           The execution, delivery and performance by each of the Stillwater Parties of this Agreement and the Ancillary Agreements to which it will become a party have been duly and validly authorized by all necessary corporate or company action, as applicable.

(b)           This Agreement has been duly executed and delivered by each of the Stillwater Parties and constitutes the valid and binding obligation of each of the Stillwater Parties, enforceable against them in accordance with its terms, subject to the Remedies Exception.  Each Ancillary Agreement to which any one or more of the Stillwater Parties will become a party, when executed and delivered by such entities, will constitute the valid and binding obligation of such entities, enforceable against them in accordance with its terms, subject to the Remedies Exception.

SECTION 4.3.       No Breach; Consents.  The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it will become a party by each of the Stillwater Parties will not (a) to the extent applicable, contravene any provision of the Organizational Documents of such entities; (b) violate or conflict with any Law, Governmental Order or Governmental Authority; (c) conflict with, result in any breach of any of the provisions of, constitute a default (or any event that would, with the passage of time or the giving of notice or both, constitute a default) under, result in a violation of, increase the burdens under, result in the termination, amendment, suspension, modification, abandonment or acceleration of payment (or any right to terminate) or except for the Stillwater Partner Consents, require a Consent, including any Consent under any Contract or Governmental Authorization that is either binding upon or enforceable against any of the Stillwater Parties; or (e) require any Governmental Authorization; or (e) result on the creation or imposition of any Encumbrance.

SECTION 4.4.    Financial Statements, Books and Records.

(a)           Schedule 4.4 consists of (i) the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2006 and December 31, 2007 and for the fiscal year then ended (the “2006 and 2007 Financial Statements”), (ii) the unaudited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2008 and for the fiscal year then ended (the “2008 Financial Statements”), and (iii) the unaudited combined balance sheet and statement of income of the Funds for the comparative fiscal quarters ended September 30, 2009 and September 30, 2008 (the “Interim Financial Statements” and with the 2006 and 2007 Financial Statements and the 2008 Financial Statements, collectively, the “Financial Statements”); and in each case (other than the 2009 Financial Statements) all underlying information has been submitted to an accounting firm (the “Stillwater Accountants”) that is certified by the Public Company Accounting Oversight Board (“PCAOB”).

(b)           On or before June 30, 2010, the Stillwater Parties will have delivered to ASSAC the audit of the 2008 Financial Statements accompanied by the unqualified audit opinion of the Stillwater Accountants.

(c)           On or before January 15, 2010, the Stillwater Parties will have delivered to ASSAC a letter from the Stillwater Accountants (the “Accountants Letter”), to the effect that the audited financial statements (balance sheet, income statement, statements of cash flows and owners equity and notes thereto) of the Funds as of December 31, 2009 and the fiscal year then ended (the “2009 Financial Statements”) can be audited by such Stillwater Accountants, and (iii) that, subject to timely receipt of the NAV Appraisals and other qualifications contained therein, such audit can be completed by June 30, 2010.  In addition, the Stillwater Parties have issued to the Stillwater Accountants a direction to complete the audit of the aforesaid 2009 Financial Statements.

(d)           The Financial Statements fairly represent the financial position of the Stillwater Parties as at such dates and the results of their operations for the periods then ended.  The Financial Statements were prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis with prior periods except as otherwise stated therein.

(e)           All accounts, books and ledgers of the Funds have been properly and accurately kept and completed in all material respects on a basis consistent with those of preceding accounting periods, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.  The books and records fairly and correctly set out and disclose, in all material respects, the current financial position and condition of the Funds. All financial transactions involving the Funds have been accurately recorded in the books and records and all such transactions represent actual, bona fide transactions.

(f)           As at September 30, 2009, to the Knowledge of the Stillwater Parties, the Estimated NAV of Stillwater MNF I was $3.2 million, the Estimated NAV of Stillwater MNF II was $31.0 million and the Estimated NAV of Stillwater Matrix was $12.3 million.  The General Partner and Stillwater anticipate that as at December 31, 2009, the Estimated NAV of Stillwater MNF I will be not less than $3.2 million, the Estimated NAV of Stillwater MNF II will be not less than $31.0 million and the Estimated NAV of Stillwater Matrix will be not less than $12.3 million.

SECTION 4.5.           Subsidiaries, Partnerships, Joint Ventures.

Except as reflected on Schedule 4.5 hereto or with respect to holding companies wholly owned by the Funds used to hold assets of the Funds and for no other business purpose, the Funds do not have any Subsidiaries and do not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise and does not control, directly or indirectly, any other Person.

SECTION 4.6.           No Material Adverse Changes.  Except as otherwise described on Schedule 4.5 hereto, since the date of the most recent Financial Statements there has not been:

(i)           any material adverse change in the financial position of the Stillwater Parties, except changes arising in the ordinary course of business, which changes will in no event materially and adversely affect the financial position of the Stillwater Parties;

(ii)           any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the Stillwater Parties whether or not covered by insurance;

(iii)           any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the equity interests of any of the Stillwater Parties;

(iv)           any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by any of the Stillwater Parties of any of their properties or assets; or

(v)           any adoption of a pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

SECTION 4.7.           Taxes.  Each of the Stillwater Parties has timely filed, or has caused to be timely filed on its behalf, all applicable tax returns required to be filed by it, and all such tax returns are true, complete and accurate, except to the extent any failure to file or any inaccuracies in any filed tax returns, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on such Stillwater Party.  All Taxes shown to be due on such tax returns, or otherwise owed, has been timely paid, except to the extent that any failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on any of the Stillwater Parties.

SECTION 4.8.           Compliance with Laws.  Each of the Stillwater Parties has complied with all requirements of Law applicable to it or its business which, if not complied with, would have a Material Adverse Effect on the Stillwater Parties.

SECTION 4.9.           No Breach.  The execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)           violate any provision of the Organizational Documents of any of the Stillwater Parties;

(b)           violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both constitute) a default under any Contract to which the Stillwater Parties are a party or by or to which they or any of their assets or properties may be bound or subject or result in the creation of any Encumbrance (other than Permitted Encumbrances) on the assets or properties of the Stillwater Parties; or

(c)           violate any requirements of Law against, or binding upon,  the Stillwater Parties or upon the properties or business of  the Stillwater Parties or applicable to the transactions contemplated herein.

SECTION 4.10.           Actions and Proceedings.   Except as set forth on Schedule 4.10, none of the Funds is a party to any material pending litigation or, to the Knowledge of the Stillwater Parties, any governmental investigation or proceeding not reflected in the Financial Statements, and to the Knowledge of the Stillwater Parties, no material litigation, claims, assessments or non-governmental proceedings is threatened against either of the Funds.

SECTION 4.11.           Agreements.  Schedule 4.11 sets forth each material Contract to which each of the Funds is a party or by or to which it or its assets, properties or business are bound or subject. Each such Contract: (a) is a valid and binding agreement, (b) is in full force and effect, and (c) neither the Stillwater Parties nor, to the Knowledge of the Stillwater Parties, any other party thereto is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Contract. The Stillwater Parties have not assigned, delegated, or otherwise transferred any of their rights or obligations with respect to any such contracts or arrangements, or granted any power of attorney with respect thereto. The Stillwater Parties have given or otherwise made available a true and correct fully executed copy of each material Contract to ASSAC.

SECTION 4.12.           Redemption Claims.      Schedule 4.12 sets forth the names of each Limited Partner, of the Funds who is owed amounts under outstanding Redemption Claims, (ii) the amount of each such Redemption Claim, and (iii) whether such Redemption Claim can be satisfied by the payment of consideration other than cash.  Except as set forth on Schedule 4.12, to the Knowledge of the Stillwater Parties no other Redemption Claims are pending.

SECTION 4.13.           Intellectual Property.  Each of the Stillwater Parties has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights (the “Intellectual Property Rights”) that are necessary or material for use in connection with its businesses and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect on the Stillwater Parties.  To the Knowledge of the Stillwater Parties, none of the Stillwater Parties have received a written notice that such Intellectual Property Rights used by it violates or infringes upon the rights of any Person. To the Knowledge of the Stillwater Parties, (a) all such Intellectual Property Rights are enforceable and (b) there is no existing infringement by another Person of any of such Intellectual Property Rights.

SECTION 4.14.           Tangible Assets.  The Stillwater Parties have full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, projects, owned or leased by  the Stillwater Parties, any related capitalized items or other tangible property material to the business of the Stillwater Parties (the “Tangible Assets”).   Each of the Stillwater Parties holds all right, title and interest in all the Tangible Assets owned by it as set forth on the Financial Statements or acquired by it after the date of the Financial Statements free and clear of all Encumbrances, except Permitted Encumbrances.  All of the Tangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the Stillwater Parties.

SECTION 4.15.           Liabilities.   None of the Funds has any material Liabilities which are not fully, fairly and adequately reflected on the Financial Statements.

SECTION 4.16.           Operations of  the Funds.  From September 30, 2009 through the Closing Date, except as disclosed on Schedule 4.16 or the Financial Statements, none of the Funds have or will have:

(a)           declared or paid any dividend or declared or made any distribution of any kind to any shareholder, Limited Partner, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its membership interests;

(b)           except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

(c)           disposed of any assets except in the ordinary course of business;

(d)           materially increased the annual level of compensation of any executive employee;

(e)           adopted, increased, terminated, amended or otherwise modified any plan for the benefit of its employees; or

(f)           issued any equity securities or rights to acquire such equity securities.

SECTION 4.17.           Permits.  Each of the Stillwater Parties has all material permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Authorities that are required in order to permit it to own or lease its properties and to conduct its business as presently conducted (the “Permits”); all such Permits are in full force and effect and, to the Knowledge of the Stillwater Parties, no suspension or cancellation of any such Permit is threatened or will result from the consummation of the transactions contemplated by this Agreement and the other Ancillary Agreements or the transactions contemplated hereby and thereby.

SECTION 4.18.           Employment Matters.  None of the Funds have had or currently have any employees.  Each of the General Partner and Stillwater has complied in all material respects with all applicable requirements of Law relating to employment or labor.  To the Knowledge of the Stillwater Entities, no present or former employee, officer or director of the Stillwater Parties has, or shall have at the Closing Date, any claim against the Stillwater Parties for any matter including, without limitation, for wages, salary, vacation, severance, or sick pay except for the same incurred in the ordinary course of business for the last payroll period prior to the Closing Date. There is no: (a) charge or complaint against the Stillwater Parties alleging a violation of any requirements of Law relating to employment or labor, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Authority, (b) pending labor strike, slowdown, work stoppage or other material labor trouble affecting the Stillwater Parties and there has not been any of the forgoing during the past three years, (c) pending representation question respecting the employees of the Stillwater Parties, or (d) pending arbitration proceeding arising out of or under any collective bargaining agreement to which the Stillwater Parties is a party.  In addition, to the Knowledge of the Stillwater Parties: (i) none of the matters specified in clauses (a) through (d) above is threatened against the Stillwater Parties; (ii) no union organizing activities have taken place with respect to the Stillwater Parties; and (iii) no basis exists for which a claim may be made under any collective bargaining agreement to which the Stillwater Parties is a party.  The General Partner and Stillwater maintain a health insurance plan, but do not offer or participate in any other employment benefit plans.

SECTION 4.19.           Insurance.  Each of the Stillwater Parties has in effect insurance of the type and amount customary for the conduct of its business and has paid all insurance policy premiums due and has otherwise performed all of its obligations under each insurance policy to which it is a party.

SECTION 4.20.           Brokers or Finders.  Other than as described in the Stillwater Agreement, no broker’s or finder’s fee will be payable by the Stillwater Parties in connection with the transactions contemplated by this Agreement.

SECTION 4.21.           Securities Law Matters.  The ASSAC Series A Preferred Shares and any Conversion Shares (collectively, the “ASSAC Securities”) to be acquired by any of the Stillwater Parties, or by the Partners of the Funds, are being acquired for the account of such Persons with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the registration requirements of the Securities Act and applicable state securities laws.  Until registered for resale under the Securities Act, if any recipient of the ASSAC Securities who is a signatory to this Agreement should in the future decide to dispose of any of such ASSAC Securities, such Person may do so only in compliance with the registration requirements of the Securities Act and applicable state securities laws, as then in effect.  Each of the Stillwater Parties agrees that all certificates evidencing ASSAC Securities to be issued in connection with the Merger and other transactions contemplated hereby shall contain the imprinting, so long as required by law, of a legend on certificates representing such ASSAC Securities to the following effect:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT DATED JANUARY _____, 2010.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF ASIA SPECIAL SITUATION ACQUISITION CORP. AND ASIA SPECIAL SITUATION ACQUISITION CORP. WILL FURNISH COPIES OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

ARTICLE V.   POST-CLOSING COVENANTS

SECTION 5.1.           Contribution to Capital. On the Closing Date, and immediately following consummation of the Merger and its acquisition of Northstar or Allied Provident pursuant to the applicable Additional Acquisition Agreement, ASSAC shall contribute all, and not less than all, of the Limited Partnership Interests of the Surviving Entity owned of record by ASSAC as a result of the Merger to the capital of either or both of the following Persons, as determined by ASSAC in the exercise of its sole discretion: (a) Northstar Re Bermuda and/or Northstar Re Ireland (both Subsidiaries of Northstar), or (b) Allied Provident, all as shall be determined by ASSAC.

SECTION 5.2.           Boards of Directors of ASSAC and Investment Committee.

(a)           From and after the Closing Date, ASSAC shall use its best efforts to cause to be elected to the Board of Directors of ASSAC, and by their execution of this Agreement, each of (i) the Stillwater Parties, (ii) Noble Investment Fund Limited, and (iii) Allius Ltd. and their Affiliates agree to vote all of the ASSAC Ordinary Shares and all ASSAC Series A Preferred Shares, as applicable, owned of record by them at each general shareholders meeting of ASSAC in favor of the election to the Board of Directors of ASSAC of one (1) Person designated by Stillwater (the “Stillwater Designee”) and not less than five (5) other Persons who shall be designated by the members of the ASSAC Board of Directors (the “ASSAC Designees”).  The ASSAC Designees to the Board of Directors of ASSAC shall be set forth in the ASSAC Proxy Statement.  All of Richard Rudy, Jack Doueck and the Stillwater Designee (if other than either of the aforementioned Persons) shall be included under ASSAC’s officer/director liability policy in effect from time to time, commencing on the Closing Date.

(b)           From and after the Closing Date and for a period through and including March 31, 2013, the General Partner shall establish a three (3) Person investment committee, in accordance with the terms of the Management Agreement.

SECTION 5.3.           Registration of Conversion Shares.       Following the Closing Date, ASSAC shall use its commercially reasonable efforts to cause the Registration Statement (as that term is defined in the Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission and shall otherwise comply with all of its covenants and agreements contained in the Registration Rights Agreement.

SECTION 5.4.           Payment of Affiliated Obligations.       As at the Closing Date, the aggregate amount of all Affiliated Obligations owed by Stillwater MNF I shall not exceed $20,000, the aggregate amount of all Affiliated Obligations owed by Stillwater MNF II shall not exceed $0.00, and the aggregate amount of all Affiliated Obligations owed by Stillwater Matrix shall not exceed $0.00.  Following the Closing Date, the Surviving Entity shall commence to repay such Affiliated Obligations only after all Redemption Claims as at the Closing Date shall have been paid in full, and  then in accordance with the applicable provisions of the Management Agreement.

SECTION 5.5.           Rescission.        All or certain of the transactions contemplated by this Agreement may be subject to rescission prior to the Conversion Date, all as contemplated by the ASSAC Restated Articles or ASSAC Series A Preferred Certificate of Designations.

ARTICLE VI.            CONDITIONS TO CLOSING

SECTION 6.1.           Conditions to Stillwater Parties' Obligations.  The obligation of the Stillwater Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in their sole discretion, of each of the following conditions at or prior to the Closing:

(a)           The representations and warranties of the ASSAC Parties set forth in Article III will be true and correct as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties (without taking into account any supplemental disclosures after the date of this Agreement by the ASSAC Parties or the discovery of information by the Stillwater Parties.

(b)           Each of the ASSAC Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)           Each Required Consent required to be obtained by the ASSAC Parties will have been obtained and be in full force and effect and such actions as the Stillwater Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)           All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)           Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)           Pursuant to the terms and conditions of all or certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Stillwater Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)           ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)           The Stillwater Parties will have received evidence reasonably satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)           The ASSAC Parties shall have executed and delivered all of the Ancillary Agreements to which it is a Party; and

(j)           No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the ASSAC Parties.

SECTION 6.2.           Conditions to ASSAC Parties' Obligations.  The obligation of the ASSAC Parties to take the actions required to be taken by them at the Closing is subject to the satisfaction or waiver, in whole or in part, in the sole discretion of the ASSAC Parties, of each of the following conditions at or prior to the Closing:

(a)           The representations and warranties of the Stillwater Parties set forth in Article IV will be true and correct in all material respects as of the Closing Date as though then made and as though the Closing Date had been substituted for the date of this Agreement in such representations and warranties;

(b)           Each of the Stillwater Parties will have performed and complied with each of their agreements contained in this Agreement that can be performed and complied with at or prior to the Closing;

(c)           Each Required Consent required to be obtained by the Stillwater Parties will have been obtained and be in full force and effect and such actions as the ASSAC Parties’ counsel may reasonably require will have been taken in connection therewith;

(d)           All of the requisite ASSAC Shareholder Approvals shall have been obtained a the ASSAC Shareholders Meeting;

(e)           Holders of greater than 34.99% of the outstanding ASSAC publicly traded Ordinary Shares have not voted against the Merger and other transactions contemplated by this Agreement and advised ASSAC of their desire to redeem their investment;

(f)           Pursuant to the terms and conditions or all of certain of the Additional Acquisition Agreements, ASSAC shall have consummated the acquisition of such of the Funds and/or the Additional Funds that shall have an aggregate Net Asset Value of not less than $100.0 million;

(g)           ASSAC shall have consummated the acquisition of either or both of the Amalphis Exchange Shares and/or all of the equity of Northstar pursuant to the terms and conditions of either or both of the Amalphis Purchase Agreement and/or the Northstar Merger Agreement, respectively;

(h)           The Stillwater Parties will have received evidence satisfactory to them that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or the relevant Additional Acquisition Agreements;

(i)           ASSAC will have received evidence reasonably satisfactory to it that no Litigation is pending or threatened (i) challenging or seeking to prevent or delay consummation of any of the transactions contemplated by this Agreement, or (ii) asserting the illegality of or seeking to render unenforceable any material provision of this Agreement, any of the Ancillary Agreements or any Additional Acquisition Agreements;

(j)           The applicable Stillwater Parties shall have executed and delivered all of the Ancillary Agreements to which it or they is a Party; and

(k)           No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that would reasonably be expected to result, directly or indirectly, in any Material Adverse Effect with respect to the Stillwater Parties.

SECTION 6.3.           Waiver of Certain Mergers and Additional Acquisitions.

Notwithstanding anything to the contrary, express or implied, set forth above in this Article VI or elsewhere in this Agreement, in the event and to the extent that any one or more of the Funds or any Additional Stillwater Funds are Non-Performing Funds, on the Closing Date ASSAC may nonetheless elect to (a) consummate the Merger contemplated hereby with respect to Funds that are not Non-Performing Funds, and (b) with respect to any of the Additional Acquisition Agreements, elect to either (i) not acquire the equity or assets of any such Non-Performing Fund(s), or (ii) defer the closing date of such acquisition(s) until such time (but not later than December 31, 2010) as such Non-Performing Fund(s) shall comply with the terms of this Agreement and of any of the Additional Acquisition Agreements.

ARTICLE VII.       CLOSING AND CLOSING DATE

SECTION 7.1.           Closing Date.       On or before January 22, 2010 (the “Closing Date”), following the satisfaction or waiver of the conditions set forth in Article VI hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) will take place at the offices of Hodgson Russ LLP, 1540 Broadway, 24th floor, New York, New York, at 9:00 a.m. or at such other place and on such other date as may be mutually agreed by the parties hereto, in which case Closing Date means the date so agreed.  The Closing will be effective as of the close of business on the Closing Date.  The Parties hereto acknowledge and agree that time is of the essence.

SECTION 7.2.           Deliveries.     Subject to the conditions set forth in this Agreement, on the Closing Date:

(a)           The ASSAC Parties will deliver to the Stillwater Parties or as directed by the Stillwater Parties:

(i)           the Merger Consideration consisting of the ASSAC Series A Preferred Shares, as evidenced by a copy of the Register of Members of ASSAC recording the issuance of such ASSAC Series A Preferred Shares;

(ii)           A certificate of the ASSAC Parties dated the Closing Date stating that the conditions set forth in Section 6.1 have been satisfied;

(iv)           the text of the resolutions adopted by the board of directors of ASSAC authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of ASSAC;

(v)           each Ancillary Agreement to which ASSAC and/or Mergerco is a party, duly executed by ASSAC and/or Mergerco, as the case may be;

(vi)         all Required Consents, duly executed by all appropriate parties; and

(vii)        evidence of filing of the Certificate of Merger with the Secretary of State of the State of Delaware; and

(viii)       to the extent legally required, evidence of filing of the ASSAC Series A Preferred Certificate of Designations and Restated ASSAC Articles with the Registrar of Companies in the Cayman Islands;

(ix)           such other certificates, documents and instruments that the Stillwater Parties reasonably request for the purpose of (A) evidencing the accuracy of the ASSAC Parties' representations and warranties, (B) evidencing the performance and compliance by the ASSAC Parties with the agreements contained in this Agreement, (C) evidencing the satisfaction of any condition referred to in Section 6.1 or (D) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by the ASSAC Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to the Stillwater Parties and their counsel.

(b)           The Stillwater Parties will deliver to ASSAC:

(i)           a certificate of the Stillwater Parties dated the Closing Date stating that the conditions set forth in SECTION 6.2 have been satisfied;

(ii)           the text of the resolutions adopted by the board of directors (or similar body) of each of the Stillwater Parties authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements, certified by an appropriate officer of Stillwater or the General Partner;

(iii)          each Ancillary Agreement to which any Stillwater Party is a party, duly executed by such Stillwater Party;

(iv)          all certificates, if any, evidencing Limited Partnership Interests, duly endorsed in blank for transfer;

(v)           all Required Consents, duly executed by all appropriate parties; and

(vi)           such other certificates, documents and instruments that the ASSAC Parties reasonably request for the purpose of (1) evidencing the accuracy of the Stillwater Parties' representations and warranties, (2) evidencing the performance and compliance by the Stillwater Parties with the agreements contained in this Agreement, (3) evidencing the satisfaction of any condition referred to in SECTION 6.2 or (4) otherwise facilitating the consummation of the transactions contemplated by this Agreement.

All actions to be taken by each of the Stillwater Parties in connection with consummation of the transactions contemplated by this Agreement and all certificates, opinions, instruments and other documents required to effect the transactions contemplated by this Agreement will be in form and substance reasonably satisfactory to ASSAC and its counsel.

(c)           Simultaneous Deliveries.    All items delivered by the Parties at the Closing will be deemed to have been delivered simultaneously, and no items will be deemed delivered or waived until all have been delivered.

(d)           Waiver of Deliveries.    Notwithstanding anything to the contrary set forth above in this Article VII, in the event and to the extent that any one or more of the Funds are Non-Performing Funds, by mutual agreement of ASSAC and Stillwater, the remaining Parties hereto may nonetheless consummate the transaction contemplated hereby with respect to the Mergers of the other Funds, and waive any deliveries otherwise required of the Non-Performing Funds.

ARTICLE VIII.         TERMINATION

SECTION 8.1.           Termination.  This Agreement may be terminated prior to the Closing:

(a)           by the mutual written consent of ASSAC and Stillwater on behalf of all Parties;

(b)           by ASSAC, on behalf of all ASSAC Parties, if:

(i)           any of the Stillwater Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)           the transactions contemplated by this Agreement will not have been consummated on or before January 23, 2010 (the “Outside Date”); or

(iii)          any of the conditions set forth in Section 6.2 will have become impossible to satisfy and not otherwise waived;

(c)           by Stillwater, on behalf of all Stillwater Parties, if:

(i)           any of the ASSAC Parties has or will have breached any representation, warranty or agreement contained in this Agreement in any material respect;

(ii)           the transactions contemplated by this Agreement will not have been consummated on or before the Outside Date; or

(iii)          any of the conditions set forth in Section 6.1 will have become impossible to satisfy and not otherwise waived.

SECTION 8.2.           Effect of Termination.  The right of termination under Section 8.1 is in addition to any other rights the parties may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement.  If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate except that Section 8.3 and Article IX will survive indefinitely unless sooner terminated or modified by the parties in writing.

SECTION 8.3.           Trust Fund.  Notwithstanding anything to the contrary express or implied contained in this Article VIII or elsewhere in this Agreement, none of the Stillwater Parties nor any of their respective Affiliates shall have any lien, security interest, claim against or any other right to (a) any of the maximum $115.0 million principal amount of the proceeds held in that certain trust administered and maintained by Continental Stock Transfer & Trust Company, as trustee (and any successor trust or substitute arrangement) for the benefit of the public shareholders of ASSAC (the “Trust”), or (b) any interest earned on such maximum $115.0 million principal amount of proceeds held in the Trust.  Each of the Stillwater Parties and their Affiliates, do hereby expressly waive and relinquish any claim or other rights to the Trust, its corpus or any interest earned thereon.

ARTICLE IX.         GENERAL

SECTION 9.1  Expenses.  Except as may be set forth in the Stillwater Agreement, each Party shall pay all expenses incurred by such party in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking and consulting fees and expenses incurred in negotiating, executing and delivering this Agreement and the other agreements, exhibits, documents and instruments contemplated by this Agreement (whether the transactions contemplated by this Agreement are consummated or not); provided, however, that upon consummation of the transactions contemplated by this Agreement, ASSAC shall pay all transactions costs and expenses incurred by the Stillwater Parties hereunder, or reimburse Stillwater (as the case may be) for any such expenses previously paid.

SECTION 9.2  Amendment and Waiver.  This Agreement may not be amended, a provision of this Agreement or any default, misrepresentation or breach of warranty or agreement under this Agreement may not be waived, and a consent may not be rendered, except in a writing executed by the party against which such action is sought to be enforced.  Neither the failure nor any delay by any Person in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  In addition, no course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.

SECTION 9.3  Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered if personally delivered by hand (with written confirmation of receipt), (ii) when received if sent by a nationally recognized overnight courier service (receipt requested), (iii) five business days after being mailed, if sent by first class mail, return receipt requested, or (iv) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device).  Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

If to Stillwater Parties: Stillwater Capital Partners, Inc. 41 Madison Avenue New York, New York 10010 Attn: Richard Rudy and Jack Doueck Facsimile No.(212) 244-9506 Email: rrudy@stillwatercapital.com
With a copy to: Herrick, Feinstein LLP 2 Park Avenue New York, NY 10016 Attn: Irwin Latner, Esq. Fax: (212) 545-3356 Email: ilatner@herrick.com
If to the ASSAC Parties:

Asia Special Situation Acquisition Corp.
c/o M&C Corporate Services Limited
P.O. Box 309GT, Ugland House
South Church Street
George Town, Grand Cayman
Attn: Gary T. Hirst, President
Email:  assac@domaincontact.net

With a copy to: Hodgson Russ LLP 1540 Broadway, 24th floor New York, New York 10036 Attn: Stephen A. Weiss, Esq. Facsimile No. (212) 751-0928 Email: sweiss@hodgsonruss.com

SECTION 9.4  Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any party to this Agreement without the prior written consent of the other parties to this Agreement.  Subject to the foregoing, this Agreement and all of the provisions of this Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

SECTION 9.5  Complete Agreement.  This Agreement and, when executed and delivered, the Ancillary Agreements contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral.

SECTION 9.6  Signatures; Counterparts.  This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

SECTION 9.7  Governing Law.  THE DOMESTIC LAW, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, OF THE STATE OF NEW YORK WILL GOVERN ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE PERFORMANCE OF THE OBLIGATIONS IMPOSED BY THIS AGREEMENT.

SECTION 9.8  Jurisdiction.  Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect to any such action or proceeding.  Each party appoints CT Corporation System (the “Process Agent”) as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in the action or proceeding.  Any party may make service on any other party by sending or delivering a copy of the process (i) to the party to be served or (ii) to the party to be served in care of the Process Agent at such address as shall be provided by it.  The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.  Nothing in this Section 9.8 will affect the right of any party to serve legal process in any other manner permitted by law or in equity.

SECTION 9.9  Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.9.

SECTION 9.10  Construction.  The parties and their respective counsel have participated jointly in the negotiation and drafting of this Agreement.  In addition, each of the parties acknowledges that it is sophisticated and has been advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  The parties intend that each representation, warranty and agreement contained in this Agreement will have independent significance.  If any party has breached any representation, warranty or agreement in any respect, the fact that there exists another representation, warranty or agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached will not detract from or mitigate the fact that the party is in breach of the first representation, warranty or agreement.  Any reference to any Law will be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The headings preceding the text of articles and sections included in this Agreement and the headings to the schedules and exhibits are for convenience only and are not be deemed part of this Agreement or given effect in interpreting this Agreement.  References to sections, articles, schedules or exhibits are to the sections, articles, schedules and exhibits contained in, referred to or attached to this Agreement, unless otherwise specified.  The word “including” means “including without limitation.”  A statement that an action has not occurred in the past means that it is also not presently occurring.  When any party may take any permissive action, including the granting of a consent, the waiver of any provision of this Agreement or otherwise, whether to take such action is in its sole and absolute discretion.  The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement.  A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a true and correct copy of the item has been delivered.

SECTION 9.11     Time of Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the date first above written.

ASSAC SPECIAL SITUATION	STILLWATER CAPITAL PARTNERS, INC.
ACQUISITION CORP.
By:
Name:
By:	Title:
Name: Gary T. Hirst
Title: President	STILLWATER CAPITAL PARTNERS, LLC

STILLWATER MNF MERGERCO LP	By:
(a Delaware limited partnership)	Name:
By: Stephen A. Weiss, General Partner	Title: General Partner

STILLWATER MARKET NEUTRAL
FUND I, LP
By:	(a Delaware limited partnership)
Name: Stephen A. Weiss,	By: Stillwater Capital Partners, LLC
Title: Authorized Signatory	(general partner)

ACCEPTED and Agreed to	By:
solely with respect to Section 5.2(a) above:	Jack Doueck, Managing Member

NOBLE INVESTMENT FUND LIMITED	STILLWATER MARKET NEUTRAL
by: Pure Glow Investments LLC	FUND II, LP
(a Delaware limited partnership)
By: Stillwater Capital Partners, LLC
By:	(general partner)
Arie Jan van Roon, Manager
By:
Jack Doueck, Managing Member
ALLIUS LTD.
STILLWATER MATRIX FUND LP
(a Delaware limited partnership)
By:	By: Stillwater Capital Partners, LLC
Dr. Gary T. Hirst, Authorized Signatory	(general partner)

By:
Jack Doueck, Managing Member

SCHEDULE A

NAV Valuation Methods

Net Asset Value is generally equal to the amount by which the value of the assets of the applicable Person exceeds the amount of its liabilities.  Net Asset Value determinations are made by the Appraiser or Auditor (the “Asset Appraiser”) in accordance with U.S. generally accepted accounting principles and in accordance with the following criteria:

                        (a)         No value will be assigned to goodwill;

                        (b)       All accrued debts and liabilities will be treated as liabilities, including but not limited to, estimated expenses for accounting, legal, administrative and other operating expenses (including all fees payable under the Management Agreement) and such reserves for contingent liabilities of the applicable Person, including estimated expenses, if any, in connection therewith, as the Asset Appraiser shall determine;

                        (c)       Loans, loan participations and other similar assets owned by an applicable Person will generally be carried at the high range of fair market value as determined by the Asset Appraiser, and will be subject to an independent valuation review as frequently as determined by the Asset Appraiser.  These independent valuation reviews will provide the applicable Person with opinions on whether specific pieces of collateral are in need of re-valuation.  The Asset Appraiser, on the basis of this information, will determine whether a specific loan or other asset needs to be re-priced;

                        (d)      In the case of investments in private investment funds or other vehicles which are not readily marketable, in the absence of an independent fair market value appraisal or audit, the net asset value calculation provided by the administrators or managers of those underlying funds or vehicles will be used in determining an applicable Person’s Net Asset Value.

(e)        Securities or commodities (which for valuation purposes hereunder may include weather derivatives and other financial instruments trading on or off, as the case may be, commodities exchanges) that are listed on a national securities or commodities exchange, as the case may be, shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date, or if trading in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date was reported on the consolidated tape, their last sales price on the consolidated tape (or, in the event that the date of determination is not a date upon which a securities or commodities exchange was open for trading, on the last prior date on which such securities or commodities exchange was so open not more than 10 days prior to the date of determination). If no such sales of such securities or commodities occurred on either of the foregoing dates, such securities or commodities shall be valued at the “bid” price for long positions and “asked” price for short positions on the largest securities or commodities exchange (by trading volume in such security) on which such securities or commodities are traded, on the date of determination, or, if the “bid” price for long positions and “asked” price for short positions in such securities or commodities on the largest securities or commodities exchange (by trading volume in such security or commodity) on which such securities or commodities shall have traded on such date were reported on the consolidated tape, the “bid” price for long positions and “asked” price for short positions on the consolidated tape (or, if the date of determination is not a date upon which such securities or commodities exchange was open for trading, on the last prior date on which such a securities or commodities exchange was so open not more than 10 days prior to the date of determination);

(f)       Securities and commodities that are not listed on an exchange but are traded over-the-counter shall be valued at representative “bid” quotations if held long and representative “asked” quotations if held short;

(g)      For securities and commodities not listed on a securities or commodities exchange or quoted on an over-the-counter market, but for which there are available quotations, such valuation will be based upon quotations obtained from market makers, dealers or pricing services;

(h)     Options that are listed on a securities or commodities exchange shall be valued at their last sales prices on the date of determination on the largest securities or commodities exchange (by trading volume) on which such options shall have traded on such date; provided, that, if the last sales prices of such options do not fall between the last “bid” and “asked” prices for such options on such date, then the Asset Appraiser shall value such options at the mean between the last “bid” and “asked” prices for such options on such date;

(i)       Illiquid assets will be valued at their the high range of the fair market value (which in most cases may be at cost if that is a fair approximation of value), as determined by the Asset Appraiser (with appropriate input from the investment manager or portfolio manager under the applicable management agreement);

(j)       Preferred shares, preferred stock or other senior equity securities shall be valued at 100% of their per share stated or liquidation value, with such discounts from such stated or liquidation value as the investment manager or portfolio manager under the applicable management agreement and ASSAC shall, in good faith determined from time to time;

(k)      All other assets shall be valued at such value as the Asset Appraiser may reasonably determine (with appropriate input from the investment manager or portfolio manager under the applicable management agreement); and

(l)       Securities and commodities not denominated in U.S. dollars shall be translated into U.S. dollars at prevailing exchange rates as the Asset Appraiser may reasonably determine.

            If the Asset Appraiser determines, in its sole discretion, that the valuation of any asset, security or other instrument pursuant to the foregoing does not fairly represent its market value, the Asset Appraiser (with appropriate input from the Investment Manager and ASSAC) shall value such security or other instrument as it reasonably determines and shall set forth the basis of such valuation in writing to the investment manager or portfolio manager under the applicable management agreement and to ASSAC.